[front cover]

November 30, 2002

American Century
Annual Report

[graphic of market line chart]
[graphic of starfish]
[graphic of two bridges]

International Growth
International Discovery
Emerging Markets
Global Growth
International Opportunities

[american century logo and text logo (reg. sm)]

[inside front cover, blank page]

Our Message to You

[photo of James E. Stowers III and James E. Stowers, Jr.]

James E. Stowers III with James E. Stowers, Jr.

Change is a reality for every business, and we recently made several changes to our senior management structure that we believe will provide investors with superior, long-term performance.

Mark Mallon was named chief investment officer (CIO) of American Century
Investment Management, Inc. (ACIM), our investment management subsidiary. In his new role, Mark oversees more than 160 investment professionals who are managing approximately $75 billion in our International, U.S. Growth, Value, Quantitative
Equity, and Fixed Income portfolios. He continues to co-manage our Large Company
Value and Tax-Managed Value funds. Mark replaces Randy Merk, president and CIO of ACIM, who left the firm in August.

Mark's top priority was to name successor CIOs for the two disciplines he previously managed. His appointments of Phil Davidson as CIO for Value Equity and John Schniedwind as CIO for Quantitative Equity recognize the significance of these disciplines. Phil, a chief architect of our value strategy, has two decades of investment experience. He continues to co-manage our Value and Equity
Income funds. John, a 20-year American Century veteran, has been a leader in our
Quantitative Equity group since its inception. He remains a senior portfolio manager on our Income & Growth fund.

After spending the past two years researching and developing sophisticated investment management technologies, Jim Stowers III returns to the position of
CIO for U.S. Growth. For more than two decades, he has been a guiding force behind our earnings acceleration investment approach. Jim remains on the Ultra and Veedot investment teams. He succeeds C. Kim Goodwin, who resigned in
September.

Lastly, Bill Lyons, president and CEO of American Century Companies, takes on additional responsibilities as president of ACIM. Bill's assumption of the executive duties in ACIM allows our investment professionals to remain sharply focused on portfolio management.

We have built a legacy of investment management through excellence, and we intend to extend it during these challenging times. With our new team in place, you can be assured that American Century will continue its intense commitment to producing the best possible returns for you.

Sincerely,

/s/James E. Stowers, Jr.                   /s/James E. Stowers III

James E. Stowers, Jr.                      James E. Stowers III
Founder and Chairman                       Co-Chairman of the Board

                        "The Best is Yet to Be(reg.sm)"

Table of Contents

Market Perspective ........................................................    1

INTERNATIONAL GROWTH

INTERNATIONAL DISCOVERY

EMERGING MARKETS

GLOBAL GROWTH

INTERNATIONAL OPPORTUNITIES

FINANCIAL STATEMENTS

OTHER INFORMATION

Background Information

Market Perspective from Henrik Strabo

[photo of Henrik Strabo]

Henrik Strabo, chief investment officer, International Equities

This has been another challenging year for international investors, with the world's markets again dominated by volatility and uncertainty.

While there were some signs of recovery early during the fiscal year, they were overwhelmed by corporate accounting scandals, weak growth in the U.S. economy, and declining confidence among businesses and consumers. Those issues took a toll on the world's markets, and terrorism and the threat of war in Iraq also cast a pall over investor sentiment.

GLOBAL SLOWDOWN

Even though the global economy has demonstrated a remarkable resiliency, there are still formidable challenges that must be overcome before it can rebound from the present adversity. Among the developed economies of the world, only the U.S.
is displaying any significant strength.

The economic situation in Japan continues to be discouraging. Banks are saddled with billions of dollars in bad debt, and unemployment remains near record levels. The country's economy has suffered through three recessions in the past decade, and may be on the brink of another. Most of the evidence indicates
Japan's struggles are far from over, even though its markets were among those in the developed world that fell the least during the fiscal year.

In Europe, conditions are not much better. A budding recovery in the first half of 2002 rolled over in the face of global economic weakness. Numerous countries staggered under the impact of poor corporate performance, meager industrial production, and rising unemployment. Also, the threat of war created an air of uncertainty that stifled most markets.

FOLLOWING OUR PROCESS

The global economic slowdown, however, has not changed our investment process, which we've had in place for more than 11 years. It involves detailed, exhaustive research of individual companies that are improving their tempo of business despite the environment, and it has served us very well through good times and bad, including several downturns in the  U.S. and abroad.

-------------------------------------------------------------------------------
MARKET RETURNS
For the 12 months ended November 30, 2002
-------------------------------------------------------------------------------
    MSCI Far East Index                                             -12.97%
-------------------------------------------------------------------------------
    MSCI Europe Index                                               -12.84%
-------------------------------------------------------------------------------
    MSCI EMF Latin America Index                                    -15.62%
-------------------------------------------------------------------------------

Source: Lipper Inc.

                                                                    (continued)

                                                                              1

Market Perspective

The international team has worked diligently to identify companies demonstrating sustainable acceleration in revenues and earnings. For much of the past year, our process led us to smaller companies as they were in a better position to advance in a sluggish economy than multinational corporations, which are usually more sensitive to global conditions than firms doing business locally.

Early in the fiscal year, we made successful investments among food and beverage companies, several of which were among the period's top contributors. But that initial attractive acceleration faded as the period progressed, and our process led us to investments in select technology and telecommunications companies.

Looking ahead, the uncertainty that characterized the past year is likely to persist, and the environment probably will continue to be challenging for equity investors because of weakness in the global economy and persistent geopolitical concerns.

Regardless of the economic climate, our team remains committed to finding companies anywhere in the

-------------------------------------------------------------------------------
MARKET PERFORMANCE--GROWTH OF $1.00
For the 12 months ended November 30, 2002

-------------------------------------------------------------------------------

world whose earnings and revenues are growing at an accelerating rate. We plan to position the portfolios to benefit from renewed growth when it occurs.
Finally, it remains a privilege to serve our investors, and you have our assurance that we are fully committed to helping you attain your financial goals.

International Growth - Performance

TOTAL RETURNS AS OF NOVEMBER 30, 2002
---------------------------------------------------------------------------------------------------------
                                                             INTERNATIONAL GROWTH        MSCI EAFE INDEX
---------------------------------------------------------------------------------------------------------

INVESTOR CLASS (INCEPTION 5/9/91)
----------------------------------------
   6 months(1)                                                     -15.10%                   -15.10%
---------------------------------------------------------------------------------------------------------
   1 Year                                                          -14.54%                   -12.50%
---------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
----------------------------------------
   3 Years                                                         -14.20%                   -13.86%
---------------------------------------------------------------------------------------------------------
   5 Years                                                           1.11%                    -2.06%
---------------------------------------------------------------------------------------------------------
   10 Years                                                          8.02%                     4.41%
---------------------------------------------------------------------------------------------------------
   Life of Class                                                     8.09%                     2.89%(2)
---------------------------------------------------------------------------------------------------------

ADVISOR CLASS (INCEPTION 10/2/96)
----------------------------------------
   6 months(1)                                                     -15.27%                   -15.10%
---------------------------------------------------------------------------------------------------------
   1 Year                                                          -14.81%                   -12.50%
---------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
----------------------------------------
   3 Years                                                         -14.46%                   -13.86%
---------------------------------------------------------------------------------------------------------
   5 Years                                                           0.84%                    -2.06%
---------------------------------------------------------------------------------------------------------
   Life of Class                                                     4.03%                    -1.27%(3)
---------------------------------------------------------------------------------------------------------

INSTITUTIONAL CLASS (INCEPTION 11/20/97)
----------------------------------------
   6 months(1)                                                     -14.96%                   -15.10%
---------------------------------------------------------------------------------------------------------
   1 Year                                                          -14.33%                   -12.50%
---------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
----------------------------------------
   3 Years                                                         -14.01%                   -13.86%
---------------------------------------------------------------------------------------------------------
   5 Years                                                           1.34%                    -2.06%
---------------------------------------------------------------------------------------------------------
   Life of Class                                                     1.24%                    -2.06%(4)
=========================================================================================================

                                      INTERNATIONAL GROWTH   INTERNATIONAL GROWTH
                                            (NO CDSC*)            (WITH CDSC)           MSCI EAFE INDEX
---------------------------------------------------------------------------------------------------------

C CLASS (INCEPTION 6/4/01)
----------------------------------------
   6 months(1)                               -15.71%               -16.55%                   -15.10%
---------------------------------------------------------------------------------------------------------
   1 Year                                    -15.60%               -16.45%                   -12.50%
---------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
----------------------------------------
   Life of Class                             -19.77%               -19.85%                   -16.17%(5)
---------------------------------------------------------------------------------------------------------

*CDSC stands for "contingent deferred sales charge." International Growth's
CDSC is charged to investors if they redeem C Class shares within 18 months of purchase. The SEC requires that mutual funds provide performance information net of the CDSC in all cases where the charge could be applied. Returns "with
CDSC" reflect the deduction of the applicable CDSC imposed on shares redeemed within the reporting period.

(1)  Returns for periods less than one year are not annualized.

(2)  Since 4/30/91, the date nearest the class's inception for which data are available.

(3)  Since 9/30/96, the date nearest the class's inception for which data are available.

(4)  Since 11/30/97, the date nearest the class's inception for which data are available.

(5)  Since 5/31/01, the date nearest the class's inception for which data are available.

See pages 78-84 for information about share classes, the MSCI EAFE
Index, and returns.

                                                                    (continued)

                                                                              3

International Growth - Performance

GROWTH OF $10,000 OVER 10 YEARS
$10,000 investment made November 30, 1992

ONE-YEAR RETURNS OVER 10 YEARS
Periods ended November 30
---------------------------------------------------------------------------------------------------------------------
                       1993     1994      1995      1996      1997     1998      1999      2000     2001      2002
---------------------------------------------------------------------------------------------------------------------
International Growth  31.04%    7.28%     5.93%    16.35%    18.12%   16.74%    43.22%    -2.47%  -24.18%   -14.54%
---------------------------------------------------------------------------------------------------------------------
MSCI EAFE             24.27%   14.84%     7.57%    11.76%    -0.40%   16.45%    21.10%    -9.67%  -19.13%   -12.50%
---------------------------------------------------------------------------------------------------------------------

The charts on the performance pages give historical return data for
International Growth. Returns for the MSCI EAFE Index are
provided for comparison. International Growth's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.
Unless otherwise indicated, the charts are based on Investor
Class shares; performance for other classes will vary due to differences in fee structures (see the Total Returns table on the previous page).
Past performance does not guarantee future results. None of these charts reflect the deduction of taxes that a shareholder would pay
on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

International Growth -  Performance Review

[photo of Keith Creveling, Mark Kopinski, and Henrik Strabo]

A performance summary from Keith Creveling, Mark Kopinski, and Henrik Strabo, portfolio managers on the International Growth investment team.

International Growth declined 14.54%* during the 12 months ending November 30,
2002, a period dominated by global economic uncertainty and volatility. The portfolio's benchmark, the Morgan Stanley Capital International EAFE Index, fell
12.50%.

The fiscal year covered in this report represented one of the most challenging investing environments in recent memory. Corporate accounting scandals, weak growth in the U.S. economy, the threat of war in Iraq, and declining confidence among businesses and consumers all took a toll on international markets.

Despite those hurdles, we maintained our disciplined investment approach and kept our focus on generating  superior results over time. Since its introduction in May 1991, International Growth has generated an average annual return of
8.09%, far exceeding the benchmark's 2.89%. (See page 3 for complete performance information.)

SEARCHING FOR GROWTH

In such a volatile period, companies that were well positioned to withstand economic uncertainty fared best, making the portfolio's consumer noncyclical sector the top contributor. Within that sector, food and beverage companies, the portfolio's second-largest industry stake, registered the period's best performance.

Investors often gravitate toward such firms during tough times because consumers continue buying necessities during a slowdown. That tendency boosted two of
International Growth's larger holdings, Reckitt Benckiser, an innovative consumer products company in the United Kingdom, and France's Groupe Danone, the
world's largest yogurt maker and the bottler of Evian water.

Our search for steady earnings and reliable growth also led to an increased stake in the health care sector, particularly drug companies, with Switzerland's
Novartis retaining its top-10 status. Novartis, Europe's third-biggest drugmaker, has a solid and diverse drug pipeline, and doesn't face any major risk from loss of patent protection. We also have a stake in AstraZeneca, one of the United Kingdom's largest drugmakers. AstraZeneca's cholesterol treatment
Crestor recently received approval for sale in the Netherlands,

-------------------------------------------------------------------------------
INVESTMENTS BY COUNTRY
                                            % OF FUND INVESTMENTS
-------------------------------------------------------------------------------
                                         AS OF                 AS OF
                                        11/30/02              5/31/02
-------------------------------------------------------------------------------
United Kingdom                           22.7%                 23.6%
-------------------------------------------------------------------------------
Japan                                    13.0%                 14.5%
-------------------------------------------------------------------------------
France                                   10.8%                 13.1%
-------------------------------------------------------------------------------
Netherlands                              10.1%                  2.9%
-------------------------------------------------------------------------------
Switzerland                               8.5%                  6.2%
-------------------------------------------------------------------------------
Italy                                     6.2%                  7.6%
-------------------------------------------------------------------------------
Sweden                                    4.3%                  2.2%
-------------------------------------------------------------------------------
Spain                                     4.0%                  2.8%
-------------------------------------------------------------------------------
Germany                                   3.2%                  3.6%
-------------------------------------------------------------------------------
Other*                                   17.2%                 23.5%
-------------------------------------------------------------------------------

* Includes temporary cash investments.

*All fund returns referenced in this review are for Investor Class shares.

Investment terms are defined in the Glossary.                       (continued)

                                                                              5

International Growth -  Performance Review

paving the way for clearance in the rest of Europe early in 2003.

We trimmed our holdings in the consumer cyclical sector as consumers slowed down purchases of some discretionary items. In the case of carmakers, sales have remained relatively strong, but profit margins have declined as companies offer incentives to stimulate demand. We eliminated Volkswagen, Hyundai, BMW, and
Honda. Nissan, however, remains in the portfolio due to its success in cutting costs and selling new models.

Japan's markets fell less than many in the world during the fiscal year, and
Nissan was among the portfolio's top

-------------------------------------------------------------------------------
TOP TEN HOLDINGS
                                             % OF FUND INVESTMENTS
-------------------------------------------------------------------------------
                                          AS OF                 AS OF
                                        11/30/02               5/31/02
-------------------------------------------------------------------------------
Vodafone Group plc                        2.5%                   --
-------------------------------------------------------------------------------
UBS AG                                    2.3%                   --
-------------------------------------------------------------------------------
Samsung Electronics                       2.2%                  0.6%
-------------------------------------------------------------------------------
Nokia Oyj ADR                             2.2%                   --
-------------------------------------------------------------------------------
Royal Bank of Scotland
Group plc                                 2.1%                  2.5%
-------------------------------------------------------------------------------
Royal Dutch Petroleum
Co. New York Shares                       2.0%                   --
-------------------------------------------------------------------------------
Novartis AG                               2.0%                  1.7%
-------------------------------------------------------------------------------
UniCredito Italiano                       1.8%                  1.8%
-------------------------------------------------------------------------------
Canon, Inc.                               1.8%                  0.9%
-------------------------------------------------------------------------------
AstraZeneca Group plc                     1.6%                   --
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
TOP FIVE SECTORS
                                             % OF FUND INVESTMENTS
-------------------------------------------------------------------------------
                                         AS OF                 AS OF
                                        11/30/02              5/31/02
-------------------------------------------------------------------------------
Financial                                21.2%                 20.0%
-------------------------------------------------------------------------------
Health Care                              12.9%                  4.5%
-------------------------------------------------------------------------------
Telecommunications                       11.4%                  2.1%
-------------------------------------------------------------------------------
Technology                               10.4%                  5.3%
-------------------------------------------------------------------------------
Consumer Services                         8.3%                  8.0%
-------------------------------------------------------------------------------

contributing securities. But several Japanese companies detracted from
International Growth, including Nintendo, which declined when competition forced the company to lower prices.

FINANCIALS UNDER PRESSURE

Economic uncertainty and volatile markets diminished the financial sector, one of International Growth's largest stakes and the index's heaviest weighting.

Banks, which accounted for a significant portion of the portfolio, declined partly on concern that slowing economic growth would hamper lending and increase bad debts. Those issues affected BNP Paribas, France's largest lender, and
Societe Generale, the country's third-largest bank. They were also hampered by the slowdown in their investment banking units.

Those concerns led us to eliminate banks with diminishing potential for acceleration, including Deutsche Bank, one of the period's biggest detractors.
Deutsche Bank, a global financial services provider, suffered from its broad exposure to the world's equity markets. As the markets fell, the value of
Deutsche Bank's equity holdings and its investment banking business both declined.

Banks remained one of the portfolio's largest industry stakes, however, because we found acceleration among those that make relatively low-risk retail loans, have strong balance sheets and less exposure to equity markets.

Royal Bank of Scotland, for instance, is largely a retail bank, making loans to individuals or small businesses, and it has benefited from a surge in business and consumer loans. Royal Bank also avoided declining equity markets

                                                                    (continued)

International Growth - Performance Review

because it's not involved in investment banking and doesn't have a life insurance business. Royal Bank, the United Kingdom's second-biggest bank by assets, also has boosted profit by reducing costs and increasing revenue from its recent purchase of National Westminster Bank.

MOBILE PHONES PICK UP

Several of the portfolio's top positions in the technology and telecommunications sectors are related to the production and use of mobile phones.

Companies that make handsets and provide service for mobile phones have endured several lean years as the industry wrung out the excesses of the late 1990s.
Those firms that survived have emerged in a far more rational environment with lower costs, less competition, and a sharp focus on profitability.

Vodafone Group is a prime example. One of the world's largest providers of mobile phone service, Vodafone finished the period as International Growth's top holding. The London-based company is benefiting from higher average revenue per user, lower subscriber acquisition costs, and increasing use of mobile phones for data services. Those improvements are reflected in expansion of the company's profit margin.

South Korea's Samsung Electronics, one of the world's biggest semiconductor makers, topped International Growth's list of contributors during the fiscal year. The company benefited from rising prices for computer chips and strength in the sales of its mobile phones. Samsung also has consistently come up with innovative products that give consumers a reason to replace their old phones, such as handsets that can take and transmit color pictures. The company now ranks as the world's third-largest handset maker.

OUTLOOK

Many businesses around the world have struggled during the past several years, but we are beginning to see signs of recovery in several industries and indications the investment environment is stabilizing.

In both bull and bear markets, we believe detailed and exhaustive research of individual companies is  the best way to build a portfolio. Regardless of the economic environment, we plan to maintain our discipline, focus and long-term view of investing that have served International Growth well for more than a decade.

-------------------------------------------------------------------------------
PORTFOLIO AT A GLANCE
-------------------------------------------------------------------------------
                                                   AS OF 11/30/02
-------------------------------------------------------------------------------
Net Assets                                          $2.9 billion
-------------------------------------------------------------------------------
                                            11/30/02             11/30/01
-------------------------------------------------------------------------------
No. of Holdings                               124                  133
-------------------------------------------------------------------------------
P/E Ratio                                     26.8                 26.3
-------------------------------------------------------------------------------
Median Market Capitalization              $11.2 billion        $13.3 billion
-------------------------------------------------------------------------------
Weighted Average Market Capitalization    $34.9 billion        $37.1 billion
-------------------------------------------------------------------------------
Portfolio Turnover                            215%                 178%
-------------------------------------------------------------------------------
Expense Ratio
(for Investor Class)                         1.25%                1.21%
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
TYPES OF INVESTMENTS IN PORTFOLIO
-------------------------------------------------------------------------------
                                             AS OF                 AS OF
                                           11/30/02               5/31/02
-------------------------------------------------------------------------------
Common Stocks                                99.8%                 98.8%
-------------------------------------------------------------------------------
TOTAL EQUITY EXPOSURE                        99.8%                 98.8%
-------------------------------------------------------------------------------
Temporary Cash Investments                    0.2%                  1.2%
-------------------------------------------------------------------------------

Investment terms are defined in the Glossary.

                                                                               7

International Growth - Schedule of Investments

NOVEMBER 30, 2002

Shares                        ($ In Thousands)                       Value
-------------------------------------------------------------------------------

COMMON STOCKS -- 99.8%

AUSTRALIA -- 2.0%
-------------------------------------------------------------------------------
     5,862,399    BHP Billiton Limited                       $       33,250
-------------------------------------------------------------------------------
     3,273,600    News Corporation Limited                           23,301
-------------------------------------------------------------------------------
                                                                     56,551
-------------------------------------------------------------------------------

AUSTRIA -- 0.1%
-------------------------------------------------------------------------------
        57,189    Erste Bank Der Oesterreichischen
                  Sparkassen AG                                       3,096
-------------------------------------------------------------------------------

CANADA -- 1.3%
-------------------------------------------------------------------------------
       384,700    Canadian National Railway Co.                      15,784
-------------------------------------------------------------------------------
       506,489    Canadian Pacific Railway Ltd.                      10,307
-------------------------------------------------------------------------------
       653,900    TransCanada PipeLines Limited(1)                    9,461
-------------------------------------------------------------------------------
                                                                     35,552
-------------------------------------------------------------------------------

DENMARK -- 2.0%
-------------------------------------------------------------------------------
           346    D/S 1912                                            1,920
-------------------------------------------------------------------------------
       986,900    Danske Bank A/S                                    16,498
-------------------------------------------------------------------------------
       487,031    Novo Nordisk A/S Cl B                              14,980
-------------------------------------------------------------------------------
       851,300    TDC A/S                                            22,542
-------------------------------------------------------------------------------
                                                                     55,940
-------------------------------------------------------------------------------

FINLAND -- 2.9%
-------------------------------------------------------------------------------
     3,214,400    Nokia Oyj ADR                                      61,748
-------------------------------------------------------------------------------
       540,700    UPM-Kymmene Oyj                                    19,554
-------------------------------------------------------------------------------
                                                                     81,302
-------------------------------------------------------------------------------

FRANCE -- 10.8%
-------------------------------------------------------------------------------
       808,274    Accor SA                                           28,283
-------------------------------------------------------------------------------
       388,600    Aventis SA                                         21,595
-------------------------------------------------------------------------------
       650,818    BNP Paribas SA                                     26,503
-------------------------------------------------------------------------------
       807,800    Credit Lyonnais SA                                 40,318
-------------------------------------------------------------------------------
       340,300    Essilor International SA Cie
                  Generale D'Optique                                 13,527
-------------------------------------------------------------------------------
       484,526    France Telecom SA(1)                                8,663
-------------------------------------------------------------------------------
       272,600    Groupe Danone                                      35,659
-------------------------------------------------------------------------------
       424,195    Sanofi-Synthelabo SA                               25,027
-------------------------------------------------------------------------------
       288,600    Schneider SA                                       14,003
-------------------------------------------------------------------------------
       661,400    Societe Television Francaise 1                     19,872
-------------------------------------------------------------------------------
       834,706    STMicroelectronics NV
                  New York Shares                                    21,202
-------------------------------------------------------------------------------
       323,500    TotalFinaElf SA Cl B                               43,410
-------------------------------------------------------------------------------
       524,635    Vivendi Universal SA                                8,541
-------------------------------------------------------------------------------
                                                                    306,603
-------------------------------------------------------------------------------

GERMANY -- 3.2%
-------------------------------------------------------------------------------
       664,300    BASF AG                                            25,931
-------------------------------------------------------------------------------
       729,100    Deutsche Boerse AG                                 28,793
-------------------------------------------------------------------------------
        81,799    Muenchener Rueckversicherungs-
                  Gesellschaft AG                                    11,383
-------------------------------------------------------------------------------
       284,400    SAP AG                                             25,107
-------------------------------------------------------------------------------
                                                                     91,214
-------------------------------------------------------------------------------

Shares                        ($ In Thousands)                       Value
-------------------------------------------------------------------------------

HONG KONG -- 0.3%
-------------------------------------------------------------------------------
     6,451,000    Hong Kong and China Gas
                     Company Ltd.                            $        8,520
-------------------------------------------------------------------------------

INDIA -- 0.5%
-------------------------------------------------------------------------------
       158,900    Infosys Technologies Limited                       14,990
-------------------------------------------------------------------------------

IRELAND -- 2.1%
-------------------------------------------------------------------------------
     2,336,042    Allied Irish Banks plc                             32,670
-------------------------------------------------------------------------------
     2,517,400    Bank of Ireland                                    27,279
-------------------------------------------------------------------------------
                                                                     59,949
-------------------------------------------------------------------------------

ISRAEL -- 0.5%
-------------------------------------------------------------------------------
       171,160    Teva Pharmaceutical Industries
                  Ltd. ADR                                           13,558
-------------------------------------------------------------------------------

ITALY -- 6.2%
-------------------------------------------------------------------------------
     1,534,600    Concessioni e Costruzioni
                  Autostrade SpA                                     14,526
-------------------------------------------------------------------------------
     2,000,200    ENI SpA                                            29,046
-------------------------------------------------------------------------------
     2,460,900    Mediaset SpA                                       20,801
-------------------------------------------------------------------------------
     5,483,586    Snam Rete Gas SpA                                  16,939
-------------------------------------------------------------------------------
     8,187,150    Telecom Italia SpA                                 44,075
-------------------------------------------------------------------------------
    12,993,700    UniCredito Italiano                                51,753
-------------------------------------------------------------------------------
                                                                    177,140
-------------------------------------------------------------------------------

JAPAN -- 13.0%
-------------------------------------------------------------------------------
     1,401,000    Ajinomoto Co. Inc.                                 13,996
-------------------------------------------------------------------------------
     3,662,000    Asahi Glass Company Limited                        23,634
-------------------------------------------------------------------------------
     1,082,000    Bridgestone Corp.                                  14,450
-------------------------------------------------------------------------------
     1,334,000    Canon, Inc.                                        50,764
-------------------------------------------------------------------------------
       992,000    Dai Nippon Printing Co., Ltd.                      11,753
-------------------------------------------------------------------------------
       461,000    Fujisawa Pharmaceutical
                  Company Limited                                     9,992
-------------------------------------------------------------------------------
       401,000    Hoya Corp.                                         27,252
-------------------------------------------------------------------------------
       683,000    Kao Corp.                                          14,637
-------------------------------------------------------------------------------
         2,745    KDDI Corp.                                          9,037
-------------------------------------------------------------------------------
       227,100    Nintendo Co., Ltd.                                 24,058
-------------------------------------------------------------------------------
     3,323,000    Nissan Motor Co., Ltd.                             26,455
-------------------------------------------------------------------------------
     2,675,000    Sharp Corp.                                        29,012
-------------------------------------------------------------------------------
       211,000    Shin-Etsu Chemical Co., Ltd.                        7,496
-------------------------------------------------------------------------------
        79,100    SMC Corp.                                           7,258
-------------------------------------------------------------------------------
       445,900    Sony Corp.                                         19,694
-------------------------------------------------------------------------------
       991,000    Takeda Chemical Industries, Ltd.                   41,588
-------------------------------------------------------------------------------
       344,800    Tokyo Electron Ltd.                                17,504
-------------------------------------------------------------------------------
     6,519,000    Toshiba Corp.(1)                                   21,195
-------------------------------------------------------------------------------
                                                                    369,775
-------------------------------------------------------------------------------

MEXICO -- 0.5%
-------------------------------------------------------------------------------
     1,022,500    America Movil SA de CV Series L ADR                15,490
-------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

International Growth -  Schedule of Investments

NOVEMBER 30, 2002

Shares                        ($ In Thousands)                       Value
-----------------------------------------------------------------------------

NETHERLANDS -- 10.1%
-----------------------------------------------------------------------------

     1,712,800    AEGON NV                                   $       27,645
-----------------------------------------------------------------------------
       250,200    Gucci Group NV New York Shares                     22,543
-----------------------------------------------------------------------------
       552,783    Heineken NV                                        20,847
-----------------------------------------------------------------------------
     2,070,800    ING Groep NV                                       39,388
-----------------------------------------------------------------------------
     5,805,300    Koninklijke Royal KPN NV(1)                        38,518
-----------------------------------------------------------------------------
       836,958    Koninklijke Royal Philips Electronics
                  NV New York Shares                                 18,095
-----------------------------------------------------------------------------
     1,296,203    Royal Dutch Petroleum Co.
                  New York Shares                                    56,450
-----------------------------------------------------------------------------
       434,701    Unilever NV                                        25,302
-----------------------------------------------------------------------------
       981,411    VNU NV                                             29,293
-----------------------------------------------------------------------------
       545,312    Wolters Kluwer NV                                   9,695
-----------------------------------------------------------------------------
                                                                    287,776
-----------------------------------------------------------------------------

PEOPLE'S REPUBLIC OF CHINA -- 0.5%
-----------------------------------------------------------------------------
    19,386,000    China Unicom Limited(1)                            14,791
-----------------------------------------------------------------------------

RUSSIAN FEDERATION -- 0.9%
-----------------------------------------------------------------------------
       107,800    Lukoil Holding ADR                                  7,190
-----------------------------------------------------------------------------
       669,400    Surgutneftegaz ADR                                 11,199
-----------------------------------------------------------------------------
       749,100    YUKOS                                               6,787
-----------------------------------------------------------------------------
                                                                     25,176
-----------------------------------------------------------------------------

SOUTH KOREA -- 2.5%
-----------------------------------------------------------------------------
       206,690    LG Electronics Inc.(1)                              8,294
-----------------------------------------------------------------------------
       195,730    Samsung Electronics                                62,668
-----------------------------------------------------------------------------
                                                                     70,962
-----------------------------------------------------------------------------

SPAIN -- 4.0%
-----------------------------------------------------------------------------

       542,100    Acesa Infraestructuras, SA                          5,772
-----------------------------------------------------------------------------
       940,300    Altadis, SA                                        18,866
-----------------------------------------------------------------------------
       501,000    Banco Popular Espanol SA                           21,373
-----------------------------------------------------------------------------
       638,500    Grupo Dragados SA                                  10,084
-----------------------------------------------------------------------------
       864,080    Grupo Ferrovial SA                                 20,735
-----------------------------------------------------------------------------
       329,000    Inditex SA                                          8,003
-----------------------------------------------------------------------------
     2,829,300    Telefonica SA(1)                                   28,776
-----------------------------------------------------------------------------
                                                                    113,609
-----------------------------------------------------------------------------

SWEDEN -- 4.3%
-----------------------------------------------------------------------------
       821,000    Assa Abloy AB Cl B                                 10,945
-----------------------------------------------------------------------------
     1,603,800    ForeningsSparbanken AB                             19,791
-----------------------------------------------------------------------------
       730,600    Hennes & Mauritz AB Cl B                           15,374
-----------------------------------------------------------------------------
     3,928,302    Nordea AB                                          19,173
-----------------------------------------------------------------------------
       588,399    Sandvik AB Cl A                                    14,165
-----------------------------------------------------------------------------
       339,100    Svenska Cellulosa AB Cl B                          11,731
-----------------------------------------------------------------------------
       978,400    Svenska Handelsbanken AB                           13,690
-----------------------------------------------------------------------------
     4,615,200    Telia AB                                           17,797
-----------------------------------------------------------------------------
                                                                    122,666
-----------------------------------------------------------------------------

Shares                        ($ In Thousands)                       Value
-----------------------------------------------------------------------------

SWITZERLAND -- 8.5%
-----------------------------------------------------------------------------
       251,739    Ciba Specialty Chemicals AG                $       18,168
-----------------------------------------------------------------------------
       196,588    Lonza Group AG                                     11,965
-----------------------------------------------------------------------------
       166,796    Nestle SA                                          33,671
-----------------------------------------------------------------------------
     1,496,150    Novartis AG                                        55,573
-----------------------------------------------------------------------------
       587,646    Roche Holding AG                                   41,718
-----------------------------------------------------------------------------
        50,764    Swisscom AG                                        14,740
-----------------------------------------------------------------------------
     1,288,567    UBS AG                                             64,814
-----------------------------------------------------------------------------
                                                                    240,649
-----------------------------------------------------------------------------

TAIWAN (REPUBLIC OF CHINA) -- 0.3%
-----------------------------------------------------------------------------
     2,282,000    Hon Hai Precision Industry Co., Ltd.                8,580
-----------------------------------------------------------------------------

UNITED KINGDOM -- 22.7%
-----------------------------------------------------------------------------
     1,228,905    Alliance & Leicester plc                           15,677
-----------------------------------------------------------------------------
     1,123,300    Amersham plc                                       10,101
-----------------------------------------------------------------------------
     3,540,900    Amvescap plc                                       26,111
-----------------------------------------------------------------------------
     1,160,771    AstraZeneca plc                                    44,170
-----------------------------------------------------------------------------
     1,538,700    Boots Company plc                                  13,656
-----------------------------------------------------------------------------
     1,640,200    British Sky Broadcasting plc(1)                    16,764
-----------------------------------------------------------------------------
     1,727,588    Daily Mail and General Trust                       17,684
-----------------------------------------------------------------------------
       910,200    Emap plc                                           11,824
-----------------------------------------------------------------------------
     1,654,584    Exel plc                                           19,691
-----------------------------------------------------------------------------
     1,548,407    Gallaher Group plc                                 13,634
-----------------------------------------------------------------------------
     1,019,785    GlaxoSmithKline plc ADR                            38,752
-----------------------------------------------------------------------------
     3,426,400    GUS plc                                            31,397
-----------------------------------------------------------------------------
     3,719,600    HSBC Holdings plc                                  43,642
-----------------------------------------------------------------------------
       775,560    Johnson Matthey plc                                10,376
-----------------------------------------------------------------------------
     8,113,100    Legal & General Group plc                          14,515
-----------------------------------------------------------------------------
     5,204,475    Marks & Spencer Group plc                          27,771
-----------------------------------------------------------------------------
    26,406,130    mmO2 plc(1)                                        20,951
-----------------------------------------------------------------------------
     1,834,900    Pearson plc                                        21,109
-----------------------------------------------------------------------------
     2,055,336    Reckitt Benckiser plc                              35,716
-----------------------------------------------------------------------------
     4,160,000    Reed Elsevier plc                                  36,566
-----------------------------------------------------------------------------
     6,252,945    Rentokil Initial plc                               20,477
-----------------------------------------------------------------------------
     2,347,996    Royal Bank of Scotland Group plc                   60,197
-----------------------------------------------------------------------------
     1,451,500    Smith & Nephew plc                                  8,502
-----------------------------------------------------------------------------
    37,065,800    Vodafone Group plc                                 70,348
-----------------------------------------------------------------------------
       930,400    Vodafone Group plc ADR                             17,445
-----------------------------------------------------------------------------
                                                                    647,076
-----------------------------------------------------------------------------

UNITED STATES -- 0.6%
-----------------------------------------------------------------------------
       855,800    Accenture Ltd. Cl A(1)                             16,474
-----------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost $2,659,632)                                                 2,837,439
-----------------------------------------------------------------------------

See Notes to Financial Statements.                                (continued)

                                                                            9

International Growth - Schedule of Investments

NOVEMBER 30, 2002

                              ($ In Thousands)                       Value
-----------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS -- 0.2%

Repurchase Agreement, Bank of America Securities, LLC,
(U.S. Treasury obligations), in a joint trading
account at 1.23%, dated 11/29/02, due 12/2/02
(Delivery value $5,401)
(Cost $5,400)                                                    $    5,400
-----------------------------------------------------------------------------

TOTAL INVESTMENT SECURITIES -- 100.0%
(Cost $2,665,032)                                                $2,842,839
=============================================================================

-----------------------------------------------------------------------------
MARKET SECTOR DIVERSIFICATION (UNAUDITED)

Basic Materials                                                        4.5%
-----------------------------------------------------------------------------
Commercial Services                                                    3.6%
-----------------------------------------------------------------------------
Consumer Services                                                      8.3%
-----------------------------------------------------------------------------
Consumer (Cyclical)                                                    8.1%
-----------------------------------------------------------------------------
Consumer (Non-cyclical)                                                7.5%
-----------------------------------------------------------------------------
Energy                                                                 6.6%
-----------------------------------------------------------------------------
Financial                                                             21.2%
-----------------------------------------------------------------------------
Health Care                                                           12.9%
-----------------------------------------------------------------------------
Industrials                                                            2.4%
-----------------------------------------------------------------------------
Technology                                                            10.4%
-----------------------------------------------------------------------------
Telecommunications                                                    11.4%
-----------------------------------------------------------------------------
Transportation                                                         1.7%
-----------------------------------------------------------------------------
Utility                                                                1.2%
-----------------------------------------------------------------------------
Temporary Cash Investments                                             0.2%
-----------------------------------------------------------------------------

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

(1)  Non-income producing.

See Notes to Financial Statements.

International Discovery - Performance

TOTAL RETURNS AS OF NOVEMBER 30, 2002
--------------------------------------------------------------------------------------
                                         INTERNATIONAL DISCOVERY   MSCI EAFE INDEX
--------------------------------------------------------------------------------------
INVESTOR CLASS (INCEPTION 4/1/94)
--------------------------------------------------------------------------------------
   6 months(1)                                 -14.34%                 -15.10%
--------------------------------------------------------------------------------------
   1 Year                                       -8.00%                 -12.50%
--------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
----------------------------------------
   3 Years                                     -10.17%                 -13.86%
--------------------------------------------------------------------------------------
   5 Years                                       6.56%                  -2.06%
--------------------------------------------------------------------------------------
   Life of Class                                11.02%                   1.28%(2)
--------------------------------------------------------------------------------------

ADVISOR CLASS (INCEPTION 4/28/98)
----------------------------------------
   6 months(1)                                 -14.38%                 -15.10%
--------------------------------------------------------------------------------------
   1 Year                                       -8.16%                 -12.50%
--------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
----------------------------------------
   3 Years                                     -10.40%                 -13.86%
--------------------------------------------------------------------------------------
   Life of Class                                 1.75%                  -5.47%(3)
--------------------------------------------------------------------------------------

INSTITUTIONAL CLASS (INCEPTION 1/2/98)
----------------------------------------
   6 months(1)                                 -14.17%                 -15.10%
--------------------------------------------------------------------------------------
   1 Year                                       -7.76%                 -12.50%
--------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
----------------------------------------
   3 Years                                      -9.97%                 -13.86%
--------------------------------------------------------------------------------------
   Life of Class                                 6.54%                  -2.26%(4)
--------------------------------------------------------------------------------------

(1)  Returns for periods less than one year are not annualized.

(2)  Since 3/31/94, the date nearest the class's inception for which data are available.

(3)  Since 4/30/98, the date nearest the class's inception for which data are available.

(4)  Since 12/31/97, the date nearest the class's inception for which data are available.

See pages 78-84 for information about share classes, the MSCI EAFE Index, and returns.

                                                                    (continued)

                                                                             11

International Discovery - Performance

GROWTH OF $10,000 OVER LIFE OF CLASS
$10,000 investment made April 1, 1994

ONE-YEAR RETURNS OVER LIFE OF CLASS

Periods ended November 30
--------------------------------------------------------------------------------------------------------
                          1994*   1995     1996     1997     1998     1999     2000     2001      2002
--------------------------------------------------------------------------------------------------------
International Discovery   7.80%   5.75%   34.06%   17.76%   14.79%   65.12%   -1.27%   -20.17%   -8.00%
--------------------------------------------------------------------------------------------------------
MSCI EAFE                 3.49%   7.57%   11.76%   -0.40%   16.45%   21.10%   -9.67%   -19.13%  -12.50%
--------------------------------------------------------------------------------------------------------

* From 4/1/94, the class's inception date. Index data from 3/31/94, the date nearest the class's inception for which data are available. Not annualized.

The charts on the performance pages give historical return data for
International Discovery. Returns for the MSCI EAFE Index are provided for comparison. International Discovery's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. Unless otherwise indicated, the charts are based on Investor Class shares; performance for other classes will vary due to differences in fee structures (see the Total Returns table on the previous page). Past performance does not guarantee future results. None of these charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

International Discovery - Performance Review

[photo of Brian Brady, Trevor Gurwich, and Mark Kopinski]

A performance summary from Brian Brady, Trevor Gurwich, and Mark Kopinski, portfolio managers on the International Discovery investment team.

International Discovery declined 8.00%* for the 12 months ending November 30,
2002, outperforming its benchmark, the Morgan Stanley Capital International EAFE
Index, which fell 12.50%.

Despite one of the most difficult periods ever in the global stock market,
International Discovery continued to outdistance its benchmark. Since its inception on April 1, 1994, International Discovery has an average annual return of 11.02%, widely outpacing EAFE's 1.28%. (See page 11 for complete performance information.)

The period began with optimism that the global downturn of 2001 would reverse course in 2002. That optimism powered an early rally of cyclical stocks. But as the year progressed, it became clear that the increase in business activity during the end of 2001 and early 2002 was driven not by a genuine improvement in end-market demand, but by inventory rebuilding.

Hopes for a steady recovery fizzled, and markets struggled under a cloud of corporate malfeasance, withered earnings forecasts, leveraged buyout hangovers, and war anxiety. By the end of the period, as consumer confidence throughout the world began to slip, both the Federal Reserve and the European Central Bank felt obligated to ease interest rates.

Throughout the year, International Discovery continued to pursue smaller companies demonstrating accelerating business trends. As the world economy wavered, International Discovery moved toward stocks with revenue streams that had better visibility and thus more likely signs of growth. That included companies that were market share leaders in their respective industries, as well as those that increased earnings through cost reductions.

ASIA REBOUNDS, THEN COOLS

Discovery was helped most by its investments in technology and telecommunication stocks. The growing popularity of liquid-crystal displays, used in flat-screen terminals, was a boon for Taiwanese manufacturers AU Optronics

-------------------------------------------------------------------------------
INVESTMENTS BY COUNTRY
                                            % OF FUND INVESTMENTS
-------------------------------------------------------------------------------
                                         AS OF                 AS OF
                                       11/30/02               5/31/02
-------------------------------------------------------------------------------
United Kingdom                           17.0%                 16.8%
-------------------------------------------------------------------------------
Japan                                    11.6%                 15.8%
-------------------------------------------------------------------------------
Switzerland                               5.6%                  4.0%
-------------------------------------------------------------------------------
Italy                                     5.4%                  8.1%
-------------------------------------------------------------------------------
Canada                                    5.0%                  5.3%
-------------------------------------------------------------------------------
Germany                                   4.9%                  3.3%
-------------------------------------------------------------------------------
Norway                                    4.5%                  5.2%
-------------------------------------------------------------------------------
Sweden                                    4.5%                  2.6%
-------------------------------------------------------------------------------
Australia                                 4.3%                  5.2%
-------------------------------------------------------------------------------
Spain                                     3.7%                  2.6%
-------------------------------------------------------------------------------
France                                    3.2%                  4.2%
-------------------------------------------------------------------------------
Other*                                   30.3%                 26.9%
-------------------------------------------------------------------------------

* Includes temporary cash investments.

*All fund returns referenced in this review are for Investor Class shares.

Investment terms are defined in the Glossary.                       (continued)

                                                                             13

International Discovery - Performance Review

and Hannstar Display, as well as Japan's JSR, the dominant producer  of chemicals used to make LCDs. Supply barely kept up with surging demand, and as the manufacturers increased capacity, investors began to anticipate higher profits. At the same time, while businesses seemed reluctant to make major capital expenditures during the period, smaller expenditures continued at a strong pace. That aided Switzerland's Logitech International, a premier manufacturer of advanced computer peripherals.

-------------------------------------------------------------------------------
TOP TEN HOLDINGS
                                             % OF FUND INVESTMENTS
--------------------------------------------------------------------------------
                                          AS OF                 AS OF
                                        11/30/02               5/31/02
--------------------------------------------------------------------------------
Tandberg ASA                              2.9%                  3.5%
--------------------------------------------------------------------------------
Anglo Irish Bank
Corporation                               2.1%                  1.1%
--------------------------------------------------------------------------------
Pioneer Corporation                       1.9%                   --
--------------------------------------------------------------------------------
JSR Corp.                                 1.6%                  0.8%
--------------------------------------------------------------------------------
Molson Inc.                               1.6%                  1.0%
--------------------------------------------------------------------------------
Centerpulse AG                            1.3%                   --
--------------------------------------------------------------------------------
Logitech International SA                 1.3%                  1.7%
--------------------------------------------------------------------------------
Tomra Systems ASA                         1.3%                   --
--------------------------------------------------------------------------------
Taro Pharmaceuticals
Industries Ltd.                           1.2%                   --
--------------------------------------------------------------------------------
Rank Group plc                            1.2%                  0.5%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOP FIVE SECTORS

                                             % OF FUND INVESTMENTS
--------------------------------------------------------------------------------
                                          AS OF                AS OF
                                        11/30/02              5/31/02
--------------------------------------------------------------------------------
Consumer (Cyclical)                      15.5%                 18.7%
--------------------------------------------------------------------------------
Technology                               15.5%                 12.5%
--------------------------------------------------------------------------------
Financial                                12.1%                 12.0%
--------------------------------------------------------------------------------
Basic Materials                          11.7%                 16.3%
--------------------------------------------------------------------------------
Health Care                               8.3%                  2.6%
--------------------------------------------------------------------------------

Companies gaining market share drove Discovery's holdings among telecom companies and their suppliers. While some parts of the world approach saturation in telecommunications, others remain fertile ground for development. Two of
Discovery's contributors operate in nations with burgeoning communication needs where wireless is a cheaper and faster alternative to fixed-line service. One of the companies, UTStarcom, specializes in low-cost wireless equipment in rural
China, while Mobile Telesystems provides cellular services in Russia.

The portfolio also advanced by focusing on companies that benefited from recent restructurings. Japanese camera manufacturer Minolta gained by lowering costs through staff reduction. Canada's Molson trimmed manpower at its breweries and spent more on advertising targeted at major cities along the U.S.-Canadian border. That, plus its acquisition of Kaiser, the second-biggest brewer in
Brazil, fueled Molson's contribution.

Many of Discovery's biggest contributors during the period were based in South
Korea, whose economy rebounded amid reforms implemented after the financial crisis of 1998. By mid-2002, the country's currency grew stronger versus the dollar, making the cost of Korean goods in the United States more expensive and less competitive. As a result, many Korean companies saw their earnings decelerate, and we reduced our holdings in that nation. Samsung
Electro-Mechanics, department stores Shinsegae and LG Home Shopping, and Hana
Bank represent some of the Korean companies that Discovery sold after achieving gains.

                                                                    (continued)

International Discovery -  Performance Review

CONTROVERSIES PLAGUED STOCKS

Though many European economies faltered during the period, Ireland's remained steady, which helped make Anglo Irish Bank a major contributor. Anglo Irish's niche, small to medium business loans, remained strong throughout the period, unaffected by investigations into investment banking that hurt larger, multinational banks. Despite the success of Anglo Irish Bank, Discovery's financial sector detracted during the period, dragged down by the underperformance of financial services stocks.

Like the Irish, the British enjoyed one of the world's strongest economies during the period. But the United Kingdom also produced political controversies that weakened Discovery's holdings. Suspicions that some consulting firms involved in British public financing were overstating their revenues cast a pall over the entire industry, and we eliminated several commercial services stocks, including Amey and Alfred McAlpine. Public opposition to a multi-billion-dollar
London Underground renovation meant delays and financial strains for two major contractors, construction firms Balfour Beatty and Amec, which we also eliminated.

Despite strong performances by Asian department stores and electronics manufacturers early in the period, the portfolio's consumer cyclical stocks detracted. The slow economy made consumers less likely to pay premium prices on new video games and equipment, leading retailers to cut prices much earlier than expected. That pricing pressure cut into the revenues of software makers Capcom and Sega, making them among the portfolio's biggest detractors for the period.
We eliminated the positions.

A LOOK AHEAD

Uncertainty abounds in the world economy, due to geopolitical concerns, the prospect of war, and continuing investigations into corporate malfeasance. But we still believe investment opportunities are plentiful and we plan to continue following our time-tested investment process.

Over the years we've been able to find strong, growing companies by adhering to our discipline, regardless of the fluctuations of the market. We continue to believe that owning companies that are demonstrating sustainable, accelerating growth will enable us to generate solid results over time.

-------------------------------------------------------------------------------
PORTFOLIO AT A GLANCE
-------------------------------------------------------------------------------
                                                   AS OF 11/30/02
-------------------------------------------------------------------------------
Net Assets                                         $979.2 million
-------------------------------------------------------------------------------
                                           11/30/02              11/30/01
-------------------------------------------------------------------------------
No. of Holdings                              139                   157
-------------------------------------------------------------------------------
P/E Ratio                                    27.0                  30.8
-------------------------------------------------------------------------------
Median Market Capitalization             $1.9 billion          $1.6 billion
-------------------------------------------------------------------------------
Weighted Average Market Capitalization   $2.1 billion          $2.3 billion
-------------------------------------------------------------------------------
Portfolio Turnover                           224%                  180%
-------------------------------------------------------------------------------
Expense Ratio (for Investor Class)          1.53%                 1.45%
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
TYPES OF INVESTMENTS IN PORTFOLIO
-------------------------------------------------------------------------------
                                            AS OF                AS OF
                                          11/30/02              5/31/02
-------------------------------------------------------------------------------
Common Stocks                              98.5%                 98.2%
-------------------------------------------------------------------------------
TOTAL EQUITY EXPOSURE                      98.5%                 98.2%
-------------------------------------------------------------------------------
Temporary Cash Investments                  1.5%                  1.8%
-------------------------------------------------------------------------------

Investment terms are defined in the Glossary.

                                                                             15

International Discovery - Schedule of Investments

NOVEMBER 30, 2002

Shares                        ($ In Thousands)                          Value
-------------------------------------------------------------------------------

COMMON STOCKS -- 98.5%

AUSTRALIA -- 4.3%
-------------------------------------------------------------------------------
     2,130,817    Amcor Limited                                      $  9,793
-------------------------------------------------------------------------------
     2,019,979    Australian Gas Light Company Ltd.                    11,547
-------------------------------------------------------------------------------
     1,322,500    Coca-Cola Amatil Limited                              3,973
-------------------------------------------------------------------------------
     1,739,961    James Hardie Industries NV                            6,534
-------------------------------------------------------------------------------
     1,631,700    Orica Limited                                         9,520
-------------------------------------------------------------------------------
                                                                       41,367
-------------------------------------------------------------------------------

AUSTRIA -- 0.1%
-------------------------------------------------------------------------------
        25,827    Erste Bank Der Oesterreichischen
                  Sparkassen AG                                         1,398
-------------------------------------------------------------------------------

BELGIUM -- 1.1%
-------------------------------------------------------------------------------
       505,595    Agfa Gevaert NV                                      10,265
-------------------------------------------------------------------------------

BRAZIL -- 0.4%
-------------------------------------------------------------------------------
       413,924    Unibanco-Uniao de Bancos
                  Brasileiros SA GDR                                    3,618
-------------------------------------------------------------------------------

CANADA -- 5.0%
-------------------------------------------------------------------------------
       375,000    Cognos, Inc.(1)                                       9,133
-------------------------------------------------------------------------------
       292,200    Cott Corporation(1)                                   5,175
-------------------------------------------------------------------------------
       472,400    Domtar, Inc.                                          5,346
-------------------------------------------------------------------------------
       134,000    Fairmont Hotels & Resorts Inc.(1)                     3,273
-------------------------------------------------------------------------------
       133,300    Masonite International Corporation(1)                 2,130
-------------------------------------------------------------------------------
       704,732    Molson Inc.                                          14,923
-------------------------------------------------------------------------------
       546,000    Shoppers Drug Mart Corporation(1)                     8,252
-------------------------------------------------------------------------------
                                                                       48,232
-------------------------------------------------------------------------------

DENMARK -- 0.7%
-------------------------------------------------------------------------------
        35,875    Coloplast A/S                                         2,300
-------------------------------------------------------------------------------
       231,400    Novozymes A/S Cl B                                    4,626
-------------------------------------------------------------------------------
                                                                        6,926
-------------------------------------------------------------------------------

FINLAND -- 1.0
-------------------------------------------------------------------------------
       234,571    Instrumentarium Corporation                           6,524
-------------------------------------------------------------------------------
       170,000    TietoEnator Oyj                                       2,685
-------------------------------------------------------------------------------
                                                                        9,209
-------------------------------------------------------------------------------

FRANCE -- 3.2%
-------------------------------------------------------------------------------
        26,400    Eiffage                                               1,993
-------------------------------------------------------------------------------
        47,100    Imerys SA                                             5,614
-------------------------------------------------------------------------------
       287,084    Neopost SA(1)                                         7,984
-------------------------------------------------------------------------------
        88,900    Remy Cointreau                                        2,631
-------------------------------------------------------------------------------
        19,690    Sagem SA New Shares                                   1,419
-------------------------------------------------------------------------------
        33,200    SEB SA                                                2,638
-------------------------------------------------------------------------------
       129,900    Unibail                                               8,109
-------------------------------------------------------------------------------
                                                                       30,388
-------------------------------------------------------------------------------

Shares                        ($ In Thousands)                         Value
-------------------------------------------------------------------------------

GERMANY -- 4.9%
-------------------------------------------------------------------------------

       172,933    Deutsche Boerse AG                                 $  6,829
-------------------------------------------------------------------------------
        50,976    Fraport AG                                            1,071
-------------------------------------------------------------------------------
       255,900    Fresenius Medical Care AG                            11,542
-------------------------------------------------------------------------------
       230,561    Medion AG                                            10,122
-------------------------------------------------------------------------------
       117,361    Puma AG Rudolf Dassler Sport                          7,933
-------------------------------------------------------------------------------
       148,700    Schwarz Pharma AG                                     4,607
-------------------------------------------------------------------------------
       144,158    Stada Arzneimittel AG                                 5,469
-------------------------------------------------------------------------------
                                                                       47,573
-------------------------------------------------------------------------------

GREECE -- 1.9%
-------------------------------------------------------------------------------
       344,863    Coca Cola Hellenic Bottling
                  Company SA                                            5,172
-------------------------------------------------------------------------------
       526,200    Greek Organization of Football
                  Prognostics(1)                                        5,289
-------------------------------------------------------------------------------
       476,069    Public Power Corporation                              5,977
-------------------------------------------------------------------------------
       280,000    Vodafone Panafon SA(1)                                1,596
-------------------------------------------------------------------------------
                                                                       18,034
-------------------------------------------------------------------------------

HONG KONG -- 1.1%
-------------------------------------------------------------------------------
     4,104,000    Cosco Pacific Limited                                 3,236
-------------------------------------------------------------------------------
     4,198,000    Espirit Holdings Limited                              7,805
-------------------------------------------------------------------------------
                                                                       11,041
-------------------------------------------------------------------------------

INDIA -- 1.2%
-------------------------------------------------------------------------------
       458,180    Ranbaxy Laboratories Ltd.                             5,093
-------------------------------------------------------------------------------
     1,200,000    Satyam Computer Services Limited                      6,837
-------------------------------------------------------------------------------
                                                                       11,930
-------------------------------------------------------------------------------

IRELAND -- 2.7%
-------------------------------------------------------------------------------
     2,937,500    Anglo Irish Bank Corporation                         20,132
-------------------------------------------------------------------------------
       502,980    Irish Life & Permanent plc                            5,595
-------------------------------------------------------------------------------
                                                                       25,727
-------------------------------------------------------------------------------

ISRAEL -- 1.2%
-------------------------------------------------------------------------------

       301,700    Taro Pharmaceuticals Industries Ltd.(1)              11,846
-------------------------------------------------------------------------------

ITALY -- 5.4%
-------------------------------------------------------------------------------
       547,890    Autogrill SpA(1)                                      4,996
-------------------------------------------------------------------------------
       429,771   Banco Popolare di Verona
                 e Novara Scrl                                          4,760
-------------------------------------------------------------------------------
     5,210,000   Beni Stabili SpA                                       2,489
-------------------------------------------------------------------------------
        87,327   Davide Campari-Milano SpA                              2,567
-------------------------------------------------------------------------------
       622,048   De' Longhi SpA                                         3,083
-------------------------------------------------------------------------------
     2,195,000   Gruppo Editoriale L'Espresso SpA                       8,525
-------------------------------------------------------------------------------
       974,000   Italcementi SpA                                        9,481
-------------------------------------------------------------------------------
       222,400   Merloni Elettrodomestici SpA                           2,350
-------------------------------------------------------------------------------
       270,344   Recordati SpA                                          6,042
-------------------------------------------------------------------------------
     1,198,000   Saipem SpA                                             7,270
-------------------------------------------------------------------------------
                                                                       51,563
-------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

International Discovery - Schedule of Investments

NOVEMBER 30, 2002

Shares                        ($ In Thousands)                         Value
-------------------------------------------------------------------------------

JAPAN -- 11.6%
-------------------------------------------------------------------------------
       305,000    Alps Electric Co., Ltd.                            $  4,155
-------------------------------------------------------------------------------
     1,525,000    Brother Industries, Ltd.                             10,837
-------------------------------------------------------------------------------
     1,190,000    Casio Computer Co., Ltd.                              7,127
-------------------------------------------------------------------------------
       455,800    Daito Trust Construction Co., Ltd.                    9,118
-------------------------------------------------------------------------------
     1,553,000    JSR Corp.                                            15,249
-------------------------------------------------------------------------------
     1,137,000    Konica Corporation                                    8,190
-------------------------------------------------------------------------------
     2,467,000    Minolta Co., Ltd.(1)                                 11,378
-------------------------------------------------------------------------------
       412,000    NOK Corporation                                       4,761
-------------------------------------------------------------------------------
       932,900    Pioneer Corporation                                  18,245
-------------------------------------------------------------------------------
       440,000    Shimano Inc.                                          6,328
-------------------------------------------------------------------------------
       826,000    Stanley Electric Co., Ltd.                            9,733
-------------------------------------------------------------------------------
       186,000    Uni-Charm Corporation                                 6,760
-------------------------------------------------------------------------------
                                                                      111,881
-------------------------------------------------------------------------------

NETHERLANDS -- 2.9%
-------------------------------------------------------------------------------
       168,446    CSM NV                                                3,334
-------------------------------------------------------------------------------
       480,408    Euronext                                             10,164
-------------------------------------------------------------------------------
        76,768    IHC Caland NV                                         3,698
-------------------------------------------------------------------------------
       335,597    Van der Moolen Holding N.V.                           7,707
-------------------------------------------------------------------------------
       306,000    Vodafone Libertel NV(1)                               3,009
-------------------------------------------------------------------------------
                                                                       27,912
-------------------------------------------------------------------------------

NORWAY -- 4.5%
-------------------------------------------------------------------------------
        66,600    Gjensidige NOR ASA                                    2,088
-------------------------------------------------------------------------------
     2,050,456    Tandberg ASA                                         28,231
-------------------------------------------------------------------------------
     1,447,000    Tomra Systems ASA                                    12,723
-------------------------------------------------------------------------------
                                                                       43,042
-------------------------------------------------------------------------------

PEOPLE'S REPUBLIC OF CHINA -- 2.0%
-------------------------------------------------------------------------------
    25,778,000    Denway Motors Ltd.                                    9,090
-------------------------------------------------------------------------------
    31,347,000    TCL International Holdings Limited                    9,848
-------------------------------------------------------------------------------
                                                                       18,938
-------------------------------------------------------------------------------

PORTUGAL -- 1.2%
-------------------------------------------------------------------------------
     1,089,500    Brisa-Auto Estradas de Portugal, SA                   5,573
-------------------------------------------------------------------------------
       736,956    Vodafone Telecel-Comunicacaoes
                  Pessoais, SA                                          6,258
-------------------------------------------------------------------------------
                                                                       11,831
-------------------------------------------------------------------------------

RUSSIAN FEDERATION -- 2.0%
-------------------------------------------------------------------------------
       192,900    Mobile Telesystems ADR                                7,513
-------------------------------------------------------------------------------
       334,000    Vimpel-Communications ADR(1)                         11,697
-------------------------------------------------------------------------------
                                                                       19,210
-------------------------------------------------------------------------------

SINGAPORE -- 1.0%
-------------------------------------------------------------------------------
     2,436,000    Keppel Corporation Limited                            5,433
-------------------------------------------------------------------------------
       486,000    Venture Manufacturing (Singapore) Ltd.                4,181
-------------------------------------------------------------------------------
                                                                        9,614

-------------------------------------------------------------------------------
Shares                        ($ In Thousands)                         Value
-------------------------------------------------------------------------------

SOUTH AFRICA -- 1.9%
-------------------------------------------------------------------------------
     1,291,200    Gencor                                            $   6,268
-------------------------------------------------------------------------------
       441,800    Harmony Gold Mining Co. Limited                       5,623
-------------------------------------------------------------------------------
       293,300    Lonmin plc                                            4,040
-------------------------------------------------------------------------------
        25,000    MTN Group Limited(1)                                     37
-------------------------------------------------------------------------------
       207,000    Sappi Limited                                         2,702
-------------------------------------------------------------------------------
                                                                       18,670
-------------------------------------------------------------------------------

SOUTH KOREA -- 2.5%
-------------------------------------------------------------------------------
       155,900    Hyundai Mobis                                         3,592
-------------------------------------------------------------------------------
       121,600    KH Vatec Co., Ltd.(1)                                 6,217
-------------------------------------------------------------------------------
       586,420    Pantech Co Ltd.(1)                                    7,593
-------------------------------------------------------------------------------
       306,000    Seoul Semiconductor Co., Ltd.(1)                      4,303
-------------------------------------------------------------------------------
       110,000    You Eal Electronics Co. Ltd.                          2,503
-------------------------------------------------------------------------------
                                                                       24,208
-------------------------------------------------------------------------------

SPAIN -- 3.7%
-------------------------------------------------------------------------------
       387,600    ACS, Actividades de Construccion
                  y Servicios, SA                                      11,523
-------------------------------------------------------------------------------
     1,493,000    Amadeus Global Travel Distribution SA                 7,667
-------------------------------------------------------------------------------
       302,000    Gamesa Corporacion Tecnologica, SA(1)                 5,744
-------------------------------------------------------------------------------
       338,300    Grupo Dragados SA                                     5,343
-------------------------------------------------------------------------------
       205,649    Grupo Ferrovial SA                                    4,935
-------------------------------------------------------------------------------
                                                                       35,212
-------------------------------------------------------------------------------

SWEDEN -- 4.5%
-------------------------------------------------------------------------------
       129,700    Autoliv, Inc.                                         2,887
-------------------------------------------------------------------------------
     1,299,000    Eniro AB                                              8,873
-------------------------------------------------------------------------------
       355,507    Modern Times Group MTG AB Cl B(1)                     4,034
-------------------------------------------------------------------------------
       408,700    SKF AB                                               11,550
-------------------------------------------------------------------------------
     1,149,700    Swedish Match AB                                      7,790
-------------------------------------------------------------------------------
       296,000    Tele2 AB(1)                                           7,745
-------------------------------------------------------------------------------
                                                                       42,879
-------------------------------------------------------------------------------

SWITZERLAND -- 5.6%
-------------------------------------------------------------------------------
        95,052    Actelion Ltd.(1)                                      3,902
-------------------------------------------------------------------------------
        80,564    Centerpulse AG(1)                                    12,902
-------------------------------------------------------------------------------
        18,578    Givaudan                                              7,713
-------------------------------------------------------------------------------
       352,430    Logitech International SA(1)                         12,889
-------------------------------------------------------------------------------
       135,000    Lonza Group AG                                        8,217
-------------------------------------------------------------------------------
        26,796    Schindler Holding AG                                  4,490
-------------------------------------------------------------------------------
        12,660    SGS Societe Generale de Surveillance
                  Holdings SA                                           3,812
-------------------------------------------------------------------------------
                                                                       53,925
-------------------------------------------------------------------------------

TAIWAN (REPUBLIC OF CHINA) -- 1.1%
-------------------------------------------------------------------------------
     8,092,000    AU Optronics Corp.(1)                                 5,455
-------------------------------------------------------------------------------
    14,820,000    Hannstar Display Corp.(1)                             5,444
-------------------------------------------------------------------------------
                                                                       10,899
-------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

                                                                             17

International Discovery -  Schedule of Investments

NOVEMBER 30, 2002

Shares                        ($ In Thousands)                           Value
-------------------------------------------------------------------------------

UNITED KINGDOM -- 17.0%
-------------------------------------------------------------------------------
     1,221,600    Bunzl plc                                          $   8,115
-------------------------------------------------------------------------------
     1,821,100    Burberry Group plc(1)                                  7,231
-------------------------------------------------------------------------------
     3,296,000    Carphone Warehouse plc (The)(1)                        5,025
-------------------------------------------------------------------------------
     1,936,000    Cattles plc                                            9,412
-------------------------------------------------------------------------------
       377,100    Close Brothers Group plc                               3,315
-------------------------------------------------------------------------------
     1,703,673    easyJet plc(1)                                         9,290
-------------------------------------------------------------------------------
       813,100    Emap plc                                              10,562
-------------------------------------------------------------------------------
       821,500    Enterprise Inns plc                                    7,087
-------------------------------------------------------------------------------
     4,888,450    GAME GROUP plc                                         8,936
-------------------------------------------------------------------------------
       606,631    ICAP plc                                               9,381
-------------------------------------------------------------------------------
     1,613,200    IMI plc                                                6,945
-------------------------------------------------------------------------------
       619,300    J.D. Wetherspoon plc                                   1,749
-------------------------------------------------------------------------------
     1,675,800    Kelda Group plc                                        9,829
-------------------------------------------------------------------------------
     1,767,050    London Stock Exchange plc                              8,797
-------------------------------------------------------------------------------
       460,000    Man Group plc                                          6,391
-------------------------------------------------------------------------------
       444,700    Provident Financial plc                                4,760
-------------------------------------------------------------------------------
     2,678,080    Rank Group plc                                        11,749
-------------------------------------------------------------------------------
     1,618,300    Rexam plc                                              9,693
-------------------------------------------------------------------------------
     3,326,000    Sage Group plc (The)                                   8,111
-------------------------------------------------------------------------------
       762,000    Schroders plc                                          6,970
-------------------------------------------------------------------------------
     1,470,400    Tate & Lyle plc                                        7,320
-------------------------------------------------------------------------------
       413,100    Viridian Group plc                                     3,149
-------------------------------------------------------------------------------
                                                                       163,817
-------------------------------------------------------------------------------

UNITED STATES -- 2.8%
-------------------------------------------------------------------------------
       502,500    Amdocs Ltd.(1)                                         5,779
-------------------------------------------------------------------------------
       202,012    Comverse Technology, Inc.(1)                           2,451
-------------------------------------------------------------------------------
       290,200    ResMed Inc.(1)                                         9,405
-------------------------------------------------------------------------------
       208,400    UTStarcom Inc.(1)                                      4,273
-------------------------------------------------------------------------------
       243,100    Zoran Corporation(1)                                   5,233
-------------------------------------------------------------------------------
                                                                        27,141
-------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost $843,008)                                                        948,296
-------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS -- 1.5%

Repurchase Agreement, Bank of America  Securities, LLC,
(U.S. Treasury obligations), in a  joint trading account
at 1.23%, dated 11/29/02, due 12/2/02
(Delivery value $14,201)
(Cost $14,200)                                                        $ 14,200
-------------------------------------------------------------------------------

TOTAL INVESTMENT SECURITIES -- 100.0%
(Cost $857,208)                                                       $962,496
===============================================================================

-------------------------------------------------------------------------------
MARKET SECTOR DIVERSIFICATION (UNAUDITED)

Basic Materials                                                          11.7%
-------------------------------------------------------------------------------
Commercial Services                                                       4.6%
-------------------------------------------------------------------------------
Consumer Services                                                         5.9%
-------------------------------------------------------------------------------
Consumer (Cyclical)                                                      15.5%
-------------------------------------------------------------------------------
Consumer (Non-cyclical)                                                   6.2%
-------------------------------------------------------------------------------
Energy                                                                    0.7%
-------------------------------------------------------------------------------
Financial                                                                12.1%
-------------------------------------------------------------------------------
Health Care                                                               8.3%
-------------------------------------------------------------------------------
Industrials                                                               7.1%
-------------------------------------------------------------------------------
Technology                                                               15.5%
-------------------------------------------------------------------------------
Telecommunications                                                        5.8%
-------------------------------------------------------------------------------
Transportation                                                            1.9%
-------------------------------------------------------------------------------
Utility                                                                   3.2%
-------------------------------------------------------------------------------
Temporary Cash Investments                                                1.5%
-------------------------------------------------------------------------------

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

GDR = Global Depositary Receipt

(1)  Non-income producing.

See Notes to Financial Statements.

Emerging Markets - Performance

TOTAL RETURNS AS OF NOVEMBER 30, 2002
---------------------------------------------------------------------------------------------------
                                                               EMERGING MARKETS    MSCI EMF INDEX
---------------------------------------------------------------------------------------------------

INVESTOR CLASS (INCEPTION 9/30/97)
----------------------------------------
   6 months(1)                                                     -22.20%            -11.89%
---------------------------------------------------------------------------------------------------
   1 Year                                                          -10.86%              4.95%
---------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
----------------------------------------
   3 Years                                                         -12.68%             -9.45%
---------------------------------------------------------------------------------------------------
   5 Years                                                          -2.04%             -3.47%
---------------------------------------------------------------------------------------------------
   Life of Class                                                    -5.45%             -7.33%
---------------------------------------------------------------------------------------------------

ADVISOR CLASS (INCEPTION 5/12/99)
----------------------------------------
   6 months(1)                                                     -22.17%            -11.89%
---------------------------------------------------------------------------------------------------
   1 Year                                                          -11.17%              4.95%
---------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
----------------------------------------
   3 Years                                                         -12.87%             -9.45%
---------------------------------------------------------------------------------------------------
   Life of Class                                                    -4.92%             -3.89%(2)
---------------------------------------------------------------------------------------------------

INSTITUTIONAL CLASS (INCEPTION 1/28/99)
----------------------------------------
   6 months(1)                                                     -22.06%            -11.89%
---------------------------------------------------------------------------------------------------
   1 Year                                                          -10.78%              4.95%
---------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
----------------------------------------
   3 Years                                                         -12.50%             -9.45%
---------------------------------------------------------------------------------------------------
   Life of Class                                                     2.83%              2.89%(3)
===================================================================================================

                                           EMERGING MARKETS    EMERGING MARKETS
                                              (NO CDSC*)         (WITH CDSC)       MSCI EMF INDEX
---------------------------------------------------------------------------------------------------

C CLASS (INCEPTION 12/18/01)
----------------------------------------
   6 months(1)                                 -22.51%             -23.29%            -11.89%
---------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
----------------------------------------
   Life of Class(1)                            -15.57%             -16.41%             -2.77%(4)
---------------------------------------------------------------------------------------------------

*CDSC stands for "contingent deferred sales charge." Emerging Market's CDSC is charged to investors if they redeem C Class shares within 18 months of purchase. The SEC requires that mutual funds provide performance information net of the CDSC in all cases where the charge could be applied. Returns
"with CDSC" reflect the deduction of the applicable CDSC
imposed on shares redeemed within the reporting period.

(1)  Returns for periods less than one year are not annualized.

(2)  Since 4/30/99, the date nearest the class's inception for which data are available.

(3)  Since 1/31/99, the date nearest the class's inception for which data are available.

(4)  Since 12/31/01, the date nearest the class's inception for which data are available.

See pages 78-84 for information about share classes, the MSCI EMF Index, and returns.

                                                                    (continued)

                                                                             19

Emerging Markets - Performance

GROWTH OF $10,000 OVER LIFE OF CLASS
$10,000 investment made September 30, 1997

ONE-YEAR RETURNS OVER LIFE OF CLASS

Periods ended November 30
--------------------------------------------------------------------------------
                     1997*      1998       1999      2000      2001      2002
--------------------------------------------------------------------------------
Emerging Markets   -17.00%    -15.90%     61.03%   -16.73%   -10.28%   -10.86%
--------------------------------------------------------------------------------
MSCI EMF Index     -19.46%    -22.42%     45.49%   -23.63%    -7.37%     4.95%
--------------------------------------------------------------------------------

* From 9/30/97, the class's inception date. Not annualized.

The charts on the performance pages give historical return data for Emerging
Markets. Returns for the MSCI EMF Index are provided for comparison. Emerging
Markets' total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. Unless otherwise indicated, the charts are based on Investor Class shares;
performance for other classes will vary due to differences in fee structures
(see the Total Returns table on the previous page). Past performance does not guarantee future results. None of these charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

Emerging Markets - Performance Review

[photo of Raymond Kong and Michael Donnelly]

A performance summary from Raymond Kong and Michael Donnelly, portfolio managers on the Emerging Markets investment team.

Emerging Markets declined 10.86%* during the year ending November 30, 2002, a period marked by extreme volatility and uncertainty. The portfolio's benchmark, the Morgan Stanley Capital International Emerging Markets Free Index, gained
4.95%.

On the heels of an optimistic first half, during which the portfolio gained a solid 14.57%, the world's emerging markets followed the U.S. market sharply lower, effectively erasing the portfolio's first-half progress and taking its performance into negative territory.

In the United States and Europe, the lowest interest rates in decades and signs of tangible--albeit muted--economic growth failed to stimulate business spending and fully restore investor confidence. Continued anxiety about corporate malfeasance, ongoing threats of terrorism, and escalating tensions in the Middle
East only added to the volatility.

Ultimately, the cautious optimism that prevailed during early 2002 gave way to anxiety, driving investors in developed markets out of equities and into investments perceived to be safer. True to their form, the smaller and more volatile emerging markets reacted quickly and dramatically to these negative influences.

MIXED RESULTS

In such an environment, it is critically important that we adhere to our disciplined investment process--searching out those firms that demonstrate improving growth in revenues and earnings. Although this approach has proven successful over the long term, it does not insulate the portfolio from such a dramatic market downdraft.

As we discussed in our last report to you, our process led us to a number of growth opportunities in South Korea, where years of governmental reform and monetary stimulus have driven dramatic economic growth and empowered South
Korean firms to market themselves globally.

At the same time, outsourcing, a trend by large multinational companies to have their goods manufactured in developing nations where labor is less expensive, has enabled South Korea to

-------------------------------------------------------------------------------
INVESTMENTS BY COUNTRY
                                             % OF FUND INVESTMENTS
-------------------------------------------------------------------------------
                                         AS OF                 AS OF
                                        11/30/02              5/31/02
-------------------------------------------------------------------------------
South Korea                              22.5%                 14.6%
-------------------------------------------------------------------------------
South Africa                             11.4%                  9.6%
-------------------------------------------------------------------------------
Taiwan (Republic of China)               10.9%                 13.8%
-------------------------------------------------------------------------------
People's Republic of China               10.5%                  6.1%
-------------------------------------------------------------------------------
Russian Federation                        9.3%                  8.8%
-------------------------------------------------------------------------------
Mexico                                    7.3%                 10.5%
-------------------------------------------------------------------------------
Brazil                                    6.7%                  5.9%
-------------------------------------------------------------------------------
India                                     4.2%                   --
-------------------------------------------------------------------------------
Turkey                                    3.0%                  0.9%
-------------------------------------------------------------------------------
Israel                                    3.0%                  0.7%
-------------------------------------------------------------------------------
Other*                                   11.2%                 29.1%
-------------------------------------------------------------------------------

* Includes temporary cash investments.

*All fund returns referenced in this review are for Investor Class shares.

Investment terms are defined in the Glossary.                       (continued)

                                                                             21

Emerging Markets - Performance Review

define itself as a major worldwide supplier of electronics. Earlier in the period, this trend benefited such holdings as high-speed computer chipmaker
Samsung Electronics, and You Eal Electronics, a component manufacturer that supplies Samsung. Both firms ended the year on Emerging Markets' list of top-contributing stocks.

Unfortunately, as the year progressed, many South Korean firms stumbled due to competitive pricing pressures, a weaker dollar and government-

--------------------------------------------------------------------------------
TOP TEN HOLDINGS
                                              % OF FUND INVESTMENTS
--------------------------------------------------------------------------------
                                          AS OF                AS OF
                                        11/30/02              5/31/02
--------------------------------------------------------------------------------
Mobile Telesystems ADR                    3.8%                  2.0%
--------------------------------------------------------------------------------
Samsung Electronics Co., Ltd.             3.6%                  3.7%
--------------------------------------------------------------------------------
Compal Electronics Inc.                   3.2%                   --
--------------------------------------------------------------------------------
You Eal Electronics Co. Ltd.              2.8%                   --
--------------------------------------------------------------------------------
Anglo American plc(1)                     2.6%                  0.5%
--------------------------------------------------------------------------------
Denway Motors Ltd.                        2.5%                   --
--------------------------------------------------------------------------------
Impala Platinum Holdings Limited          2.4%                  1.9%
--------------------------------------------------------------------------------
Intelligent Digital Integrated
Security Co., Ltd.                        2.3%                   --
--------------------------------------------------------------------------------
Unified Energy Systems ADR                1.7%                   --
--------------------------------------------------------------------------------
Sindo Ricoh Co., Ltd.                     1.7%                   --
--------------------------------------------------------------------------------

(1)  Formerly Anglo American Platinum Corp. Limited

--------------------------------------------------------------------------------
TOP FIVE SECTORS
                                             % OF FUND INVESTMENTS
--------------------------------------------------------------------------------
                                         AS OF                 AS OF
                                       11/30/02               5/31/02
--------------------------------------------------------------------------------
Technology                               21.7%                 20.6%
--------------------------------------------------------------------------------
Basic Materials                          19.0%                 19.4%
--------------------------------------------------------------------------------
Consumer (Cyclical)                      12.4%                  8.1%
--------------------------------------------------------------------------------
Telecommunications                       10.1%                  5.9%
--------------------------------------------------------------------------------
Energy                                    8.2%                  8.1%
--------------------------------------------------------------------------------

imposed restrictions on bank loans and credit cards designed to cool an overheated economy.

Holdings that detracted included LG Electronics, a maker of GSM handsets and other information-oriented electrical appliances, and CJ Home Shopping, a pioneer in South Korea's burgeoning home-shopping industry. Although these firms had benefited from strong consumer sentiment and spending in earlier months, they were unable to sustain their rapid growth in the face of deteriorating economic conditions and a restricted operating environment. We eliminated these positions.

Another area of mixed success for the fund was Mexico, which has long benefited from its close trade ties with the United States. Lower interest rates hastened progress for many Mexican financial firms earlier in the year, and the fund benefited from banks such as Grupo Financiero Banorte.

At the same time, Mexico produced TV Azteca, one of the portfolio's greatest detractors during the period. TV Azteca is a rapidly growing production and broadcasting company that has recently expanded into the United States--a strategic move given the rapid growth of the United States' Spanish-speaking population. Unfortunately, the firm entered into a bitter legal battle with its joint-venture partner regarding content development issues in its U.S. market, and investors have reacted negatively. We eliminated the position.

POCKETS OF PROMISE

Although declines in the world's major equity markets sent many emerging economies lower during the period,

                                                                    (continued)

Emerging Markets - Performance Review

our bottom-up approach led to growth opportunities in select pockets of the globe.

In South Africa, for example, we found several compelling companies. Murray &
Roberts, a construction company, benefited from increased contract work for the government and the country's rising level of construction work. Another South
African holding that contributed to performance is Impala Platinum Holdings. The company mines and produces platinum, a metal that continues to appreciate and is in high demand by automobile manufacturers that use it to make exhaust-system components.

Our methodology also directed us to several opportunities in China. Governmental reform and privatization have spurred progress for this heavily populated country, which is paving the way for dramatic economic growth and development across sectors and industries. Names we added include expressway developers
Zhejiang Expressway and Jiangsu Expressway, whose success is being driven by
China's aggressive infrastructure development and by a rapid increase in passenger car sales throughout China.

A LOOK AHEAD

Although the global outlook remains uncertain, we are optimistic that conditions in many markets in which we invest, such as developing countries in Asia and
Eastern Europe, will improve in the months ahead. In the meantime, we will continue to apply our disciplined, acceleration-based investment approach to identify attractive growth opportunities.

We also are heartened by a recent policy change regarding the fund. Because of the rapid movement of money in and out of the fund by market timers, we are imposing a 2% fee on shares redeemed within 180 days of their purchase. The fee will not be paid to American Century, but to the fund. Market timers are investors who consistently invest and redeem large amounts of money, which disrupts the investment management process. We believe that market timing caused severe deterioration in the fund's performance during the year and contributed to the weak relative performance versus our peers and the benchmark.

We are confident that this change will have a positive influence on Emerging
Markets going forward.

-------------------------------------------------------------------------------
PORTFOLIO AT A GLANCE
                                                     AS OF 11/30/02
-------------------------------------------------------------------------------
Net Assets                                           $102.0 million
-------------------------------------------------------------------------------
                                            11/30/02              11/30/01
-------------------------------------------------------------------------------
No. of Holdings                                101                   111
-------------------------------------------------------------------------------
P/E Ratio                                     17.3                  18.2
-------------------------------------------------------------------------------
Median Market Capitalization              $1.0 billion          $0.8 billion
-------------------------------------------------------------------------------
Weighted Average Market Capitalization    $5.0 billion          $5.3 billion
-------------------------------------------------------------------------------
Portfolio Turnover                            387%                  326%
-------------------------------------------------------------------------------
Expense Ratio (for Investor Class)           2.05%                 2.00%
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
TYPES OF INVESTMENTS IN PORTFOLIO
-------------------------------------------------------------------------------
                                             AS OF                 AS OF
                                           11/30/02               5/31/02
-------------------------------------------------------------------------------
Common Stocks & Rights                       97.2%                 98.1%
-------------------------------------------------------------------------------
Preferred Stocks                              2.3%                  1.9%
-------------------------------------------------------------------------------
TOTAL EQUITY EXPOSURE                        99.5%                100.0%
-------------------------------------------------------------------------------
Temporary Cash Investments                    0.5%                   --
-------------------------------------------------------------------------------

Investment terms are defined in the Glossary.

                                                                             23

Emerging Markets -  Schedule of Investments

NOVEMBER 30, 2002

Shares                        ($ In Thousands)                          Value
-------------------------------------------------------------------------------

COMMON STOCKS -- 97.2%

ARGENTINA -- 0.7%
-------------------------------------------------------------------------------
        46,800    Siderca SAIC ADR                                   $    734
-------------------------------------------------------------------------------

BRAZIL -- 4.4%
-------------------------------------------------------------------------------
    21,550,000    Companhia de Saneamento Basico
                  do Estado de Sao Paulo                                  479
-------------------------------------------------------------------------------
        28,400    Companhia Vale do Rio Doce ADR                          766
-------------------------------------------------------------------------------
    63,325,501    Gerdau SA                                               549
-------------------------------------------------------------------------------
        84,700    Petroleo Brasileiro SA - Petrobras ADR                1,110
-------------------------------------------------------------------------------
        74,400    Tele Centro Oeste Celular
                  Participacoes SA ADR                                    286
-------------------------------------------------------------------------------
       176,800    Telesp Celular Participacoes SA ADR(1)                  485
-------------------------------------------------------------------------------
        48,700    Votorantim Celulose e Papel SA ADR                      789
-------------------------------------------------------------------------------
                                                                        4,464
-------------------------------------------------------------------------------

HUNGARY -- 2.2%
-------------------------------------------------------------------------------
         8,900    Egis Rt.                                                532
-------------------------------------------------------------------------------
        18,300    Gedeon Richter Rt.                                    1,006
-------------------------------------------------------------------------------
        28,100    MOL Magyar Olaj-es Gazipari Rt.                         650
-------------------------------------------------------------------------------
                                                                        2,188
-------------------------------------------------------------------------------

INDIA -- 4.2%
-------------------------------------------------------------------------------
        53,100    Bajaj Auto Limited                                      527
-------------------------------------------------------------------------------
        64,500    Digital Globalsoft Ltd.                                 797
-------------------------------------------------------------------------------
        46,120    Ranbaxy Laboratories Ltd.                               513
-------------------------------------------------------------------------------
       283,600    Tata Engineering and Locomotive
                  Company Limited(1)                                      994
-------------------------------------------------------------------------------
       474,000    Tata Iron and Steel Company Ltd.                      1,369
-------------------------------------------------------------------------------
                                                                        4,200
-------------------------------------------------------------------------------

INDONESIA -- 0.7%
-------------------------------------------------------------------------------
     5,030,500    PT Astra Agro Lestari Tbk                               700
-------------------------------------------------------------------------------

ISRAEL -- 3.0%
-------------------------------------------------------------------------------
        38,700    Elbit Systems Ltd.                                      642
-------------------------------------------------------------------------------
        17,400    Orbotech Ltd.(1)                                        297
-------------------------------------------------------------------------------
        27,600    Taro Pharmaceuticals Industries Ltd.(1)               1,084
-------------------------------------------------------------------------------
        12,310    Teva Pharmaceutical Industries
                  Ltd. ADR                                                975
-------------------------------------------------------------------------------
                                                                        2,998
-------------------------------------------------------------------------------

MALAYSIA -- 0.7%
-------------------------------------------------------------------------------
       249,000    IOI Corporation Berhad                                  377
-------------------------------------------------------------------------------
       220,000    Kuala Lumpur Kepong Berhad                              359
-------------------------------------------------------------------------------
                                                                          736
-------------------------------------------------------------------------------

Shares                        ($ In Thousands)                          Value
-------------------------------------------------------------------------------

MEXICO -- 7.3%
-------------------------------------------------------------------------------
       346,900    Alfa, SA                                           $    564
-------------------------------------------------------------------------------
       256,900    Apasco SA de CV                                       1,468
-------------------------------------------------------------------------------
        19,500    Cemex SA ADR                                            454
-------------------------------------------------------------------------------
       620,000    Corporacion GEO, SA de CV, Series B(1)                1,197
-------------------------------------------------------------------------------
       511,000    Corporacion Interamericana
                  de Entretenimiento SA Cl B(1)                           858
-------------------------------------------------------------------------------
       331,000    Grupo Financiero Banorte SA
                  de CV Cl O                                              760
-------------------------------------------------------------------------------
       405,400    Grupo Modelo SA de CV, Series C                       1,015
-------------------------------------------------------------------------------
       110,800    Tubos de Acero de Mexico, SA ADR                      1,025
-------------------------------------------------------------------------------
                                                                        7,341
-------------------------------------------------------------------------------

PEOPLE'S REPUBLIC OF CHINA -- 10.5%
-------------------------------------------------------------------------------
     2,092,000    China Oilfield Services Limited(1)                      496
-------------------------------------------------------------------------------
     1,946,000    China Unicom Limited(1)                               1,485
-------------------------------------------------------------------------------
        68,100    China Unicom Limited ADR(1)                             524
-------------------------------------------------------------------------------
     7,190,000    Denway Motors Ltd.                                    2,535
-------------------------------------------------------------------------------
       681,000    Huaneng Power International, Inc.(1)                    541
-------------------------------------------------------------------------------
     3,268,363    Jiangsu Expressway Company Ltd.                         880
-------------------------------------------------------------------------------
     3,744,000    Sinopec Zhenhai Refining and
                  Chemical Company Limited                                816
-------------------------------------------------------------------------------
     3,050,000    TCL International Holdings Limited                      958
-------------------------------------------------------------------------------
       773,000    Tong Ren Tang Technologies
                  Company Limited(1)                                      828
-------------------------------------------------------------------------------
     4,336,000    Zhejiang Expressway Co. Ltd.                          1,501
-------------------------------------------------------------------------------
                                                                       10,564
-------------------------------------------------------------------------------

PERU -- 1.0%
-------------------------------------------------------------------------------
        44,700    Compania de Minas Buenaventura
                  S.A.u. ADR                                           1,004
-------------------------------------------------------------------------------

POLAND -- 2.7%
-------------------------------------------------------------------------------
        48,140    Bank Pekao SA                                        1,168
-------------------------------------------------------------------------------
       112,460    Polski Koncern Naftowy Orlen SA                        524
-------------------------------------------------------------------------------
       286,568    Telekomunikacja Polska SA(1)                         1,000
-------------------------------------------------------------------------------
                                                                       2,692
-------------------------------------------------------------------------------

RUSSIAN FEDERATION -- 9.3%
-------------------------------------------------------------------------------
        62,773    Golden Telecom Inc.(1)                                 992
-------------------------------------------------------------------------------
        13,200    Lukoil Holding ADR                                     880
-------------------------------------------------------------------------------
        24,432    MMC Norilsk Nickel ADR                                 511
-------------------------------------------------------------------------------
        97,700    Mobile Telesystems ADR                               3,806
-------------------------------------------------------------------------------
        61,300    Surgutneftegaz ADR                                   1,026
-------------------------------------------------------------------------------
       141,900    Unified Energy Systems ADR                           1,752
-------------------------------------------------------------------------------
    29,000,000    Uralsvyazinform                                        421
-------------------------------------------------------------------------------
                                                                       9,388
-------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

Emerging Markets -  Schedule of Investments

NOVEMBER 30, 2002

Shares                        ($ In Thousands)                          Value
-------------------------------------------------------------------------------

SOUTH AFRICA -- 11.4%
-------------------------------------------------------------------------------
       184,986    Anglo American plc                                 $  2,605
-------------------------------------------------------------------------------
        77,400    Harmony Gold Mining Co. Limited                         985
-------------------------------------------------------------------------------
        40,400    Impala Platinum Holdings Limited                      2,466
-------------------------------------------------------------------------------
       409,900    Iscor Limited                                           929
-------------------------------------------------------------------------------
       132,900    JD Group Limited                                        342
-------------------------------------------------------------------------------
        66,700    Lonmin plc                                              919
-------------------------------------------------------------------------------
       416,800    Massmart Holdings Limited                               823
-------------------------------------------------------------------------------
       571,987    Murray & Roberts Holdings                               764
-------------------------------------------------------------------------------
       353,300    Pick'n Pay Stores Limited                               547
-------------------------------------------------------------------------------
        91,600    Sasol Limited                                         1,067
-------------------------------------------------------------------------------
                                                                       11,447
-------------------------------------------------------------------------------

SOUTH KOREA -- 22.5%
-------------------------------------------------------------------------------
        70,680    Daelim Industrial Co., Ltd.                             985
-------------------------------------------------------------------------------
        30,580    DGI Co., Ltd.(1)                                        524
-------------------------------------------------------------------------------
        68,700    Hyundai Mobis                                         1,583
-------------------------------------------------------------------------------
       217,900    INI Steel Company                                     1,186
-------------------------------------------------------------------------------
       124,670    Intelligent Digital Integrated
                  Security Co., Ltd.(1)                                 2,336
-------------------------------------------------------------------------------
       128,900    Kia Motors Corp.(1)                                     970
-------------------------------------------------------------------------------
        33,740    LG Micron Ltd.                                          971
-------------------------------------------------------------------------------
        94,000    Pantech Co Ltd.(1)                                    1,217
-------------------------------------------------------------------------------
       157,470    People & Telecommunication(1)                         1,114
-------------------------------------------------------------------------------
        11,290    Samsung Electronics Co., Ltd.                         3,616
-------------------------------------------------------------------------------
        51,164    Seoul Semiconductor Co., Ltd.(1)                        720
-------------------------------------------------------------------------------
        30,540    Sindo Ricoh Co., Ltd.                                 1,739
-------------------------------------------------------------------------------
       300,000    Ssangyong Motor Company(1)                            1,660
-------------------------------------------------------------------------------
        44,300    Tae Young Corp.(1)                                    1,334
-------------------------------------------------------------------------------
       122,905    You Eal Electronics Co. Ltd.                          2,796
-------------------------------------------------------------------------------
                                                                       22,751
-------------------------------------------------------------------------------

TAIWAN (REPUBLIC OF CHINA) -- 10.9%
-------------------------------------------------------------------------------
       224,100    ASE Test Limited(1)                                   1,498
-------------------------------------------------------------------------------
       138,900    AU Optronics Corp. ADR(1)                               953
-------------------------------------------------------------------------------
       347,000    Benq Corporation                                        460
-------------------------------------------------------------------------------
       605,000    Chinatrust Financial Holding
                  Company Ltd.(1)                                         446
-------------------------------------------------------------------------------
     2,929,000    Compal Electronics Inc.                               3,241
-------------------------------------------------------------------------------
       364,000    Ichia Technologies, Inc.                                540
-------------------------------------------------------------------------------
       439,000    Merry Electronics Co., Ltd.(1)                          492
-------------------------------------------------------------------------------
       439,000    Novatek Microelectronics Corp., Ltd.                    980
-------------------------------------------------------------------------------
       917,000    Taiwan Semiconductor
                  Manufacturing Co. Ltd.(1)                             1,335
-------------------------------------------------------------------------------
       561,000    Taiwan Styrene Monomer Corporation(1)                   504
-------------------------------------------------------------------------------
       343,000    TYC Brother Industrial Co., Ltd.(1)                     504
-------------------------------------------------------------------------------
                                                                       10,953
-------------------------------------------------------------------------------

Shares                        ($ In Thousands)                          Value
-------------------------------------------------------------------------------

THAILAND -- 2.7%
-------------------------------------------------------------------------------
       336,300    PTT Exploration and Production
                  Public Company Limited                             $  1,005
-------------------------------------------------------------------------------
       827,900    PTT Public Company Limited(1)                           738
-------------------------------------------------------------------------------
     2,326,800    Thai Union Frozen Products Public
                  Company Limited                                         979
-------------------------------------------------------------------------------
                                                                        2,722
-------------------------------------------------------------------------------

TURKEY -- 3.0%
-------------------------------------------------------------------------------

    59,000,000    Ak Enerji Elektrik Uretimi
                  Otoproduktor Grubu AS(1)                                403
-------------------------------------------------------------------------------
    21,000,000    Aksa Akrilik Kimya Sanayii AS                           273
-------------------------------------------------------------------------------
    51,000,000    Arcelik AS(1)                                           530
-------------------------------------------------------------------------------
   149,300,000    Dogan Yayin Holding AS(1)                               296
-------------------------------------------------------------------------------
    47,882,400    Eczacibasi Ilac Sanayi ve Ticaret AS(1)                 451
-------------------------------------------------------------------------------
 1,300,000,000    Finansbank AS(1)                                        870
-------------------------------------------------------------------------------
    63,400,000    Trakya Cam Sanayii AS(1)                                247
-------------------------------------------------------------------------------
                                                                        3,070
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost $89,461)                                                         97,952
-------------------------------------------------------------------------------

PREFERRED STOCKS -- 2.3%

BRAZIL -- 2.3%
-------------------------------------------------------------------------------
        62,600    Companhia Brasileira de Distribuicao
                  Grupo Pao de Acucar ADR(1)                              977
-------------------------------------------------------------------------------
    83,600,000    Companhia Siderurgica de Tubarao                        793
-------------------------------------------------------------------------------
       317,000    Usinas Siderurgicas de Minas
                  Gerais SA Cl A                                          524
-------------------------------------------------------------------------------

TOTAL PREFERRED STOCKS
(Cost $2,072)                                                           2,294
-------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS -- 0.5%

Repurchase Agreement, Merrill Lynch & Co., Inc.
(U.S. Treasury obligations), in a joint trading
account at 1.27%, dated 11/29/02,
due 12/2/02 (Delivery value $500)
(Cost $500)                                                               500
-------------------------------------------------------------------------------

TOTAL INVESTMENT SECURITIES -- 100.0%
(Cost $92,033)                                                       $100,746
===============================================================================

See Notes to Financial Statements.                                  (continued)

                                                                             25

Emerging Markets -

Schedule of Investments

NOVEMBER 30, 2002

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS*

                                                     ($ In Thousands)
 Contracts to Sell       Settlement Date        Value         Unrealized Loss
-------------------------------------------------------------------------------
 6,169,422,509 KRW          12/9/02             $5,101            $(167)
-------------------------------------------------------------------------------
 1,918,010,172 KRW          12/23/02             1,584              (10)
-------------------------------------------------------------------------------
                                                $6,685            $(177)
                                         ======================================

(Value on Settlement Date $6,508)

* FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS are designed to protect the fund's foreign investments against declines in foreign currencies (also known as hedging). The contracts are called "forward" because they allow the fund to exchange a foreign currency for U.S. dollars on a specific date in the future -- and at a prearranged exchange rate.

--------------------------------------------------------------------------------
MARKET SECTOR DIVERSIFICATION (UNAUDITED)

Basic Materials                                                         19.0%
--------------------------------------------------------------------------------
Commercial Services                                                      6.6%
--------------------------------------------------------------------------------
Consumer Services                                                        1.1%
--------------------------------------------------------------------------------
Consumer (Cyclical)                                                     12.4%
--------------------------------------------------------------------------------
Consumer (Non-cyclical)                                                  3.4%
--------------------------------------------------------------------------------
Energy                                                                   8.2%
--------------------------------------------------------------------------------
Financial                                                                3.2%
--------------------------------------------------------------------------------
Health Care                                                              5.4%
--------------------------------------------------------------------------------
Industrials                                                              5.2%
--------------------------------------------------------------------------------
Technology                                                              21.7%
--------------------------------------------------------------------------------
Telecommunications                                                      10.1%
--------------------------------------------------------------------------------
Utility                                                                  3.2%
--------------------------------------------------------------------------------
Temporary Cash Investments                                               0.5%
--------------------------------------------------------------------------------

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

KRW = South Korean Won

(1)  Non-income producing.

See Notes to Financial Statements.

Global Growth - Performance

TOTAL RETURNS AS OF NOVEMBER 30, 2002
-------------------------------------------------------------------------------------------------------
                                                               GLOBAL GROWTH    MSCI WORLD FREE INDEX
-------------------------------------------------------------------------------------------------------

INVESTOR CLASS (INCEPTION 12/1/98)
---------------------------------------
   6 months(1)                                                    -15.12%              -13.27%
-------------------------------------------------------------------------------------------------------
   1 Year                                                         -12.78%              -15.27%
-------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
---------------------------------------
   3 Years                                                        -10.18%              -13.06%
-------------------------------------------------------------------------------------------------------
   Life of Class                                                    4.84%               -5.54%(2)
-------------------------------------------------------------------------------------------------------

ADVISOR CLASS (INCEPTION 2/5/99)
---------------------------------------
   6 months(1)                                                    -15.19%              -13.27%
-------------------------------------------------------------------------------------------------------
   1 Year                                                         -12.99%              -15.27%
-------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
---------------------------------------
   3 Years                                                        -10.39%              -13.06%
-------------------------------------------------------------------------------------------------------
   Life of Class                                                    1.84%               -7.46%(3)
-------------------------------------------------------------------------------------------------------

INSTITUTIONAL CLASS (INCEPTION 8/1/00)
---------------------------------------
   6 months(1)                                                    -15.07%              -13.27%
-------------------------------------------------------------------------------------------------------
   1 Year                                                         -12.60%              -15.27%
-------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
---------------------------------------
   Life of Class                                                  -19.68%              -17.29%(4)
=======================================================================================================

                                            GLOBAL GROWTH      GLOBAL GROWTH
                                              (NO CDSC*)         (WITH CDSC)    MSCI WORLD FREE INDEX
-------------------------------------------------------------------------------------------------------
C CLASS (INCEPTION 3/1/02)
---------------------------------------
   6 months(1)                                 -15.48%            -16.33%              -13.27%
-------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
---------------------------------------
   Life of Class(1)                            -12.87%            -13.74%              -12.38%(5)
-------------------------------------------------------------------------------------------------------

*CDSC stands for "contingent deferred sales charge." Global Growth's CDSC is charged to investors if they redeem C Class shares within 18 months of purchase. The SEC requires that mutual funds provide performance information net of the CDSC in all cases where the charge could be applied.
Returns "with CDSC" reflect the deduction of the applicable CDSC imposed on shares redeemed within the reporting period.

(1)  Returns for periods less than one year are not annualized.

(2)  Since 11/30/98, the date nearest the class's inception for which data are available.

(3)  Since 1/31/99, the date nearest the class's inception for which data are available.

(4)  Since 7/31/00, the date nearest the class's inception for which data are available.

(5)  Since 2/28/02, the date nearest the class's inception for which data are available.

See pages 78-84 for information about share classes, the MSCI World Free
Index, and returns.

                                                                   (continued)

                                                                            27

Global Growth - Performance

GROWTH OF $10,000 OVER LIFE OF CLASS
$10,000 investment made December 1, 1998

ONE-YEAR RETURNS OVER LIFE OF CLASS

Periods ended November 30
--------------------------------------------------------------------------------
                      1999*         2000          2001            2002
--------------------------------------------------------------------------------
Global Growth        66.60%         8.81%       -23.62%         -12.78%
--------------------------------------------------------------------------------
MSCI World Free      21.11%        -7.64%       -16.01%         -15.27%
--------------------------------------------------------------------------------

* From 12/1/98, the class's inception date. Index data from 11/30/98, the date nearest the class's inception for which data are available. Not annualized.

The charts on the performance pages give historical return data for Global
Growth. Returns for the MSCI World Free Index are provided for comparison.
Global Growth's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. Unless otherwise indicated, the charts are based on Investor Class shares; performance for other classes will vary due to differences in fee structures (see the Total Returns table on the previous page). Past performance does not guarantee future results. None of these charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will  fluctuate, and redemption value may be more or less than original cost.

Global Growth - Performance Review

[photo of Matt Hudson and Henrik Strabo]

A performance summary from Matt Hudson and Henrik Strabo, portfolio managers on the Global Growth investment team.

Global Growth declined 12.78%* during the 12 months ending November 30, 2002, while its benchmark, the Morgan Stanley Capital International World Free Index,
fell 15.27%.

The potential for war in Iraq, uninspiring economic reports and concern over corporate profits weighed on the global economy during the fiscal year. The litany of gloomy news affected businesses around the world, with every sector in the World Free Index declining.

Despite one of the most challenging environments in recent memory, Global Growth continued to outperform the index. Since its introduction on December 1, 1998,
Global Growth has an average annual positive return of 4.84%, while its benchmark has returned a negative 5.54%. (See page 27 for complete performance information.)

FINANCIALS DETRACT

The financial sector, one of the portfolio's most significant stakes and the largest sector in the index, topped the list of detractors. The world's financial institutions suffered from a variety of ills during the fiscal year, ranging from exposure to corporate accounting  scandals to concern over bad debt as the global economy slowed. There was also continued uncertainty among investors about equity markets. As a result, holdings among banks, financial services firms and asset managers declined. Those issues slowed several of
France's largest banks, including BNP Paribas, a top-10 holding in our previous report. We reduced our position in BNP.

But toward the end of the period, concerns about bad debt began to diminish. We found opportunity among several banks, including Citigroup, a top-10 holding at period's end. Citigroup, the world's biggest financial company, boosted net income 23% in the third quarter as profit from credit cards, mortgages, and consumer banking surged.

ADDING TO HEALTH CARE

The health care sector was among the portfolio's largest stakes at the end of the period, mainly due to the ascendance of several global drug companies.

-------------------------------------------------------------------------------
INVESTMENTS BY COUNTRY
                                               % OF FUND INVESTMENTS
-------------------------------------------------------------------------------
                                            AS OF                 AS OF
                                          11/30/02               5/31/02
-------------------------------------------------------------------------------
United States*                             52.6%                  41.1%
-------------------------------------------------------------------------------
United Kingdom                              9.0%                  10.6%
-------------------------------------------------------------------------------
Japan                                       8.1%                  10.6%
-------------------------------------------------------------------------------
Switzerland                                 4.7%                  2.1%
-------------------------------------------------------------------------------
France                                      3.8%                  5.8%
-------------------------------------------------------------------------------
Italy                                       3.1%                  7.3%
-------------------------------------------------------------------------------
Finland                                     2.3%                  0.8%
-------------------------------------------------------------------------------
Germany                                     2.2%                  2.9%
-------------------------------------------------------------------------------
Netherlands                                 2.0%                   --
-------------------------------------------------------------------------------
South Korea                                 2.0%                  4.1%
-------------------------------------------------------------------------------
Other                                      10.2%                 14.7%
-------------------------------------------------------------------------------

* Includes temporary cash investments.

*All fund returns referenced in this review are for Investor Class shares.

Investment terms are defined in the Glossary.                       (continued)

                                                                             29

Global Growth - Performance Review

Pfizer, the biggest U.S. drugmaker, became one of our top holdings. Although
Pfizer declined after announcing plans to acquire Pharmacia Corp., the company remains a market leader, with earnings growth in 2003 estimated at more than
16%, the high end of the range for major pharmaceutical companies. The Pfizer logo appears on eight of the world's 30 largest-selling medicines, including
Lipitor, Viagra and Zoloft. Pfizer recently reported that third-quarter net income increased by 12% to $2.4 billion, and the company should achieve cost efficiencies and growth opportunities from its planned acquisition of Pharmacia.

Merck & Co., the second-biggest U.S. drugmaker and a top-10 holding in

--------------------------------------------------------------------------------
TOP TEN HOLDINGS
                                             % OF FUND INVESTMENTS
--------------------------------------------------------------------------------
                                          AS OF                 AS OF
                                        11/30/02               5/31/02
--------------------------------------------------------------------------------
Microsoft Corp.                           3.0%                   --
--------------------------------------------------------------------------------
Citigroup Inc.                            2.8%                   --
--------------------------------------------------------------------------------
Pfizer, Inc.                              2.6%                   --
--------------------------------------------------------------------------------
Nokia Oyj ADR                             1.8%                   --
--------------------------------------------------------------------------------
Merck & Co., Inc.                         1.8%                   --
--------------------------------------------------------------------------------
American International Group, Inc.        1.7%                   --
--------------------------------------------------------------------------------
Samsung Electronics                       1.7%                  0.6%
--------------------------------------------------------------------------------
UBS AG                                    1.6%                   --
--------------------------------------------------------------------------------
Verizon Communications                    1.5%                   --
--------------------------------------------------------------------------------
General Electric Co.                      1.5%                   --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOP FIVE SECTORS
                                             % OF FUND INVESTMENTS
--------------------------------------------------------------------------------
                                          AS OF                 AS OF
                                        11/30/02               5/31/02
--------------------------------------------------------------------------------
Financial                                21.9%                 23.4%
--------------------------------------------------------------------------------
Technology                               20.2%                  8.7%
--------------------------------------------------------------------------------
Health Care                              17.1%                  9.0%
--------------------------------------------------------------------------------
Consumer (Cyclical)                       9.4%                 17.8%
--------------------------------------------------------------------------------
Telecommunications                        8.8%                  0.4%
--------------------------------------------------------------------------------

Global Growth, boosted the portfolio. Merck is well positioned to achieve its long-term goals because of its strong pipeline, research expertise and continued
growth potential of its key existing medicines. The sales of Merck's five largest medicines collectively grew by 23% in the first quarter of 2002, and they continue to drive the company's growth. After flat earnings in 2002 due to patent expirations, Merck's profit is expected to re-accelerate in 2003.

TECHNOLOGY STAKE RISES

Microsoft ended the period as the portfolio's top holding, contributing to
Global Growth. Despite restrained capital spending on technology, the software giant's third-quarter earnings more than doubled as customers signed on for a new licensing program, boosting sales.

Also, a legal decision removed some restraints on Microsoft's growth. A federal judge approved most of the provisions of the antitrust settlement between the software leader and the Justice Department, ending more than a decade of legal battles that once threatened Microsoft with a breakup.

Elsewhere in technology, our process led us to South Korea's Samsung
Electronics, one of the world's biggest semiconductor makers and a top contributor for the fiscal year. Samsung, which advanced on the strength in the sales of its mobile phones, now ranks as the world's third-largest handset maker.

CONSUMERS TIGHTEN UP

Early in the fiscal year, food and beverage companies and makers of household products contributed to the

                                                                    (continued)

Global Growth - Performance Review

fund. In our last report, Yum! Brands Inc., based in Kentucky, was Global
Growth's largest holding. Yum! owns PizzaHut, Taco Bell and Kentucky Fried
Chicken. But as the fast-food business slowed, and the pricing environment became more competitive, Yum! and other consumer noncyclical companies no longer met our criteria for acceleration, and we reduced or eliminated our stakes in such firms.

The climate also changed in South Korea, where consumers drove acceleration at a number of companies that contributed to Global Growth. Indeed, consumer spending was so hot the government--fearing inflation and the potential for bad debt--imposed restrictions on banks, cash advances, and credit cards to cool off the economy.

Those decisions had a negative effect on earnings at retailers Shinsegae Co. and
LG Home Shopping Inc. Both companies were among the year's top contributors, but they no longer met our standards for acceleration and we eliminated the positions. The government's actions also directly affected another contributor to Global Growth, Kookmin Bank, which we eliminated. South Korea's Hyundai
Motors was also among the positions eliminated, as  demand for cars slowed.

But consumers continued their love affair with products from Germany's Puma, which topped our list of contributors at the period's end. Puma's sporting goods and apparel continue to be a staple on courts and campuses, and their popularity is driving sales and earnings at Germany's second-biggest sporting goods maker.

OUTLOOK

Although the global economy remains fragile, there are signs the worst may be behind us. They include continued confidence among consumers and signs of increased spending among some businesses. During such times, Global Growth benefits from its ability to invest in companies of any size and its worldwide reach, which allows us to identify pockets of strength and invest in successful companies anywhere in the world.

While the environment during this period proved challenging, we believe that our disciplined investment process will lead us to companies that are demonstrating sustainable, accelerating growth. As always, our goal remains to generate solid results over time.

-------------------------------------------------------------------------------
PORTFOLIO AT A GLANCE
-------------------------------------------------------------------------------
                                                   AS OF 11/30/02
-------------------------------------------------------------------------------
Net Assets                                         $217.2 million
-------------------------------------------------------------------------------
                                            11/30/02            11/30/01
-------------------------------------------------------------------------------
No. of Holdings                               123                 129
-------------------------------------------------------------------------------
P/E Ratio                                    29.0                 28.3
-------------------------------------------------------------------------------
Median Market Capitalization             $15.6 billion       $14.2 billion
-------------------------------------------------------------------------------
Weighted Average Market Capitalization   $61.3 billion       $68.3 billion
-------------------------------------------------------------------------------
Portfolio Turnover                           278%                 232%
-------------------------------------------------------------------------------
Expense Ratio (for Investor Class)          1.32%                1.30%
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
TYPES OF INVESTMENTS IN PORTFOLIO
-------------------------------------------------------------------------------
                                             AS OF                 AS OF
                                           11/30/02               5/31/02
-------------------------------------------------------------------------------
U.S. Common Stocks                           52.3%                 40.7%
-------------------------------------------------------------------------------
Foreign Common Stocks                        47.4%                 58.0%
-------------------------------------------------------------------------------
Preferred Stocks                               --                   0.9%
-------------------------------------------------------------------------------
TOTAL EQUITY EXPOSURE                        99.7%                 99.6%
-------------------------------------------------------------------------------
Temporary Cash Investments                    0.3%                  0.4%
-------------------------------------------------------------------------------

Investment terms are defined in the Glossary.

                                                                             31

Global Growth - Schedule of Investments

NOVEMBER 30, 2002

Shares                        ($ In Thousands)                         Value
-------------------------------------------------------------------------------

COMMON STOCKS -- 99.7%

AUSTRALIA -- 1.3%
-------------------------------------------------------------------------------
          310,321    BHP Billiton Limited                           $   1,760
-------------------------------------------------------------------------------
          297,100    James Hardie Industries NV                         1,116
-------------------------------------------------------------------------------
                                                                        2,876
-------------------------------------------------------------------------------

AUSTRIA -- 0.7%
-------------------------------------------------------------------------------
            3,907    Erste Bank Der Oesterreichischen
                     Sparkassen AG                                        211
-------------------------------------------------------------------------------
          141,000    Telekom Austria AG(1)                              1,274
-------------------------------------------------------------------------------
                                                                        1,485
-------------------------------------------------------------------------------

CANADA -- 0.4%
-------------------------------------------------------------------------------
           25,654    Precision Drilling Corp.(1)                          892
-------------------------------------------------------------------------------

DENMARK -- 0.3%
-------------------------------------------------------------------------------
           28,400    TDC A/S                                              752
-------------------------------------------------------------------------------

FINLAND -- 2.3%
-------------------------------------------------------------------------------
          205,700    Nokia Oyj ADR                                      3,952
-------------------------------------------------------------------------------
           67,798    TietoEnator Oyj                                    1,071
-------------------------------------------------------------------------------
                                                                        5,023
-------------------------------------------------------------------------------

FRANCE -- 3.8%
-------------------------------------------------------------------------------
           27,280    BNP Paribas SA                                     1,111
-------------------------------------------------------------------------------
           10,900    Groupe Danone                                      1,426
-------------------------------------------------------------------------------
           25,469    Sanofi-Synthelabo SA                               1,503
-------------------------------------------------------------------------------
           62,240    STMicroelectronics NV
                      New York Shares                                   1,581
-------------------------------------------------------------------------------
           18,500    TotalFinaElf SA Cl B                               2,482
-------------------------------------------------------------------------------
                                                                        8,103
-------------------------------------------------------------------------------

GERMANY -- 2.2%
-------------------------------------------------------------------------------
           35,400    Deutsche Boerse AG                                 1,398
-------------------------------------------------------------------------------
            7,700    Muenchener Rueckversicherungs-
                     Gesellschaft AG                                    1,071
-------------------------------------------------------------------------------
           34,100    Puma AG Rudolf Dassler Sport                       2,305
-------------------------------------------------------------------------------
                                                                        4,774
-------------------------------------------------------------------------------

INDIA -- 0.5%
-------------------------------------------------------------------------------
           11,800    Infosys Technologies Limited                       1,113
-------------------------------------------------------------------------------

IRELAND -- 0.5%
-------------------------------------------------------------------------------
          108,800    Bank of Ireland                                    1,179
-------------------------------------------------------------------------------

ISRAEL -- 0.5%
-------------------------------------------------------------------------------
           12,964    Teva Pharmaceutical Industries
                     Ltd. ADR                                           1,027
-------------------------------------------------------------------------------

ITALY -- 3.1%
-------------------------------------------------------------------------------
          121,888    Autogrill SpA(1)                                   1,111
-------------------------------------------------------------------------------
          150,900    ENI SpA                                            2,192
-------------------------------------------------------------------------------
          139,816    Mediaset SpA                                       1,182
-------------------------------------------------------------------------------
           63,500    Merloni Elettrodomestici SpA                         671
-------------------------------------------------------------------------------
          299,800    Telecom Italia SpA                                 1,614
-------------------------------------------------------------------------------
                                                                        6,770
-------------------------------------------------------------------------------

Shares                        ($ In Thousands)                          Value
-------------------------------------------------------------------------------

JAPAN -- 8.1%
-------------------------------------------------------------------------------
           57,000    Bridgestone Corp.                                $   761
-------------------------------------------------------------------------------
           46,000    Canon, Inc.                                        1,751
-------------------------------------------------------------------------------
           35,000    Fujisawa Pharmaceutical
                     Company Limited                                      759
-------------------------------------------------------------------------------
           30,100    Hoya Corp.                                         2,046
-------------------------------------------------------------------------------
          140,000    JSR Corp.                                          1,375
-------------------------------------------------------------------------------
           16,800    Nidec Corporation                                  1,099
-------------------------------------------------------------------------------
           12,900    Nintendo Co., Ltd.                                 1,367
-------------------------------------------------------------------------------
          174,000    Nissan Motor Co., Ltd.                             1,385
-------------------------------------------------------------------------------
          114,400    Pioneer Corporation                                2,237
-------------------------------------------------------------------------------
          161,000    Sharp Corp.                                        1,746
-------------------------------------------------------------------------------
           90,000    Shionogi & Co. Ltd.                                1,232
-------------------------------------------------------------------------------
           38,000    Takeda Chemical Industries, Ltd.                   1,594
-------------------------------------------------------------------------------
                                                                       17,352
-------------------------------------------------------------------------------

MEXICO -- 0.5%
-------------------------------------------------------------------------------
           76,600    America Movil SA de CV Series L ADR                1,160

-------------------------------------------------------------------------------
NETHERLANDS -- 2.0%
-------------------------------------------------------------------------------
          331,100    Koninklijke Royal KPN NV(1)                        2,197
-------------------------------------------------------------------------------
           49,670    Royal Dutch Petroleum Co.
                     New York Shares                                    2,163
-------------------------------------------------------------------------------
                                                                        4,360
-------------------------------------------------------------------------------

NORWAY -- 0.9%
-------------------------------------------------------------------------------
          145,600    Tandberg ASA                                       2,005
-------------------------------------------------------------------------------

PEOPLE'S REPUBLIC OF CHINA -- 0.5%
-------------------------------------------------------------------------------
        4,414,000    China Oilfield Services Limited(1)                 1,047
-------------------------------------------------------------------------------

RUSSIAN FEDERATION -- 1.4%
------------------------------------------------------------------------------
           37,400    Surgutneftegaz ADR                                   626
-------------------------------------------------------------------------------
           28,600    Vimpel-Communications ADR(1)                       1,002
-------------------------------------------------------------------------------
          155,100    YUKOS                                              1,405
-------------------------------------------------------------------------------
                                                                        3,033
-------------------------------------------------------------------------------

SOUTH KOREA -- 2.0%
-------------------------------------------------------------------------------
           15,590    LG Electronics Inc.(1)                               626
-------------------------------------------------------------------------------
           11,280    Samsung Electronics                                3,611
-------------------------------------------------------------------------------
                                                                        4,237
-------------------------------------------------------------------------------

SPAIN -- 1.2%
-------------------------------------------------------------------------------
           37,800    Altadis, SA                                          758
-------------------------------------------------------------------------------
          170,700    Telefonica SA(1)                                   1,736
-------------------------------------------------------------------------------
                                                                        2,494
-------------------------------------------------------------------------------

SWEDEN -- 1.0%
-------------------------------------------------------------------------------
           85,700    ForeningsSparbanken AB                             1,058
-------------------------------------------------------------------------------
          286,800    Telia AB                                           1,106
-------------------------------------------------------------------------------
                                                                        2,164
-------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

Global Growth - Schedule of Investments

NOVEMBER 30, 2002

Shares                        ($ In Thousands)                         Value
-------------------------------------------------------------------------------

SWITZERLAND -- 4.7%
-------------------------------------------------------------------------------
            6,673    Centerpulse AG(1)                               $  1,069
-------------------------------------------------------------------------------
           41,500    Logitech International SA(1)                       1,518
-------------------------------------------------------------------------------
            4,600    Nestle SA                                            929
-------------------------------------------------------------------------------
           56,446    Novartis AG                                        2,097
-------------------------------------------------------------------------------
           14,400    Roche Holding AG                                   1,022
-------------------------------------------------------------------------------
           68,399    UBS AG                                             3,440
-------------------------------------------------------------------------------
                                                                       10,075
-------------------------------------------------------------------------------

TAIWAN (REPUBLIC OF CHINA) -- 0.5%
-------------------------------------------------------------------------------
        3,200,000    Hannstar Display Corp.(1)                          1,175
-------------------------------------------------------------------------------

UNITED KINGDOM -- 9.0%
-------------------------------------------------------------------------------
          221,400    Amvescap plc                                       1,633
-------------------------------------------------------------------------------
           53,000    AstraZeneca plc                                    2,017
-------------------------------------------------------------------------------
          130,500    Enterprise Inns plc                                1,126
-------------------------------------------------------------------------------
           94,917    Exel plc                                           1,130
-------------------------------------------------------------------------------
        1,263,795    GAME GROUP plc                                     2,311
-------------------------------------------------------------------------------
          143,442    Marks & Spencer Group plc                            765
-------------------------------------------------------------------------------
          125,057    Reckitt Benckiser plc                              2,173
-------------------------------------------------------------------------------
          161,400    Reed Elsevier plc                                  1,419
-------------------------------------------------------------------------------
           69,442    Royal Bank of Scotland Group plc                   1,780
-------------------------------------------------------------------------------
          460,000    Sage Group plc (The)                               1,122
-------------------------------------------------------------------------------
        1,569,983    Vodafone Group plc                                 2,980
-------------------------------------------------------------------------------
           42,298    Vodafone Group plc ADR                               793
-------------------------------------------------------------------------------
                                                                       19,249
-------------------------------------------------------------------------------

UNITED STATES -- 52.3%
-------------------------------------------------------------------------------
          71,500    Accenture Ltd. Cl A(1)                              1,376
-------------------------------------------------------------------------------
          57,700    Affiliated Computer Services Inc.(1)                2,885
-------------------------------------------------------------------------------
          34,600    Allstate Corp.                                      1,350
-------------------------------------------------------------------------------
          48,400    Ambac Financial Group, Inc.                         3,025
-------------------------------------------------------------------------------
          54,900    American Express Co.                                2,137
-------------------------------------------------------------------------------
          55,800    American International Group, Inc.                  3,636
-------------------------------------------------------------------------------
          63,700    AnnTaylor Stores Corp.(1)                           1,513
-------------------------------------------------------------------------------
          19,300    Anthem, Inc.(1)                                     1,143
-------------------------------------------------------------------------------
         141,300    AOL Time Warner Inc.(1)                             2,312
-------------------------------------------------------------------------------
          44,800    Bank of America Corp.                               3,140
-------------------------------------------------------------------------------
          35,700    Best Buy Co., Inc.(1)                                 988
-------------------------------------------------------------------------------
          79,900    Blockbuster, Inc.                                   1,739
-------------------------------------------------------------------------------
          24,300    Borg-Warner Automotive, Inc.                        1,252
-------------------------------------------------------------------------------
          27,700    Boston Scientific Corp.(1)                          1,163
-------------------------------------------------------------------------------
         102,300    Cablevision Systems Corp. Cl A(1)                   1,730
-------------------------------------------------------------------------------
         178,300    Cisco Systems Inc.(1)                               2,661
-------------------------------------------------------------------------------
         155,200    Citigroup Inc.                                      6,034
-------------------------------------------------------------------------------

Shares                        ($ In Thousands)                         Value
-------------------------------------------------------------------------------
          42,400    Clear Channel
                    Communications, Inc.(1)                         $   1,843
-------------------------------------------------------------------------------
          20,800    Clorox Company                                        912
-------------------------------------------------------------------------------
          37,700    Eli Lilly and Company                               2,575
-------------------------------------------------------------------------------
         167,200    EMC Corporation(1)                                  1,212
-------------------------------------------------------------------------------
          16,900    Fannie Mae                                          1,066
-------------------------------------------------------------------------------
          58,100    Fox Entertainment Group, Inc. Cl A(1)               1,549
-------------------------------------------------------------------------------
          58,500    Gallagher (Arthur J.) & Co.                         1,648
-------------------------------------------------------------------------------
         117,700    General Electric Co.                                3,189
-------------------------------------------------------------------------------
          21,000    Gillette Company                                      637
-------------------------------------------------------------------------------
         140,300    Hewlett-Packard Co.                                 2,733
-------------------------------------------------------------------------------
          42,600    Home Depot, Inc.                                    1,125
-------------------------------------------------------------------------------
          25,200    Ingersoll-Rand Company                              1,165
-------------------------------------------------------------------------------
          20,600    Johnson & Johnson                                   1,175
-------------------------------------------------------------------------------
          35,200    L-3 Communications Holdings, Inc.(1)                1,582
-------------------------------------------------------------------------------
          42,600    Maxim Integrated Products, Inc.                     1,792
-------------------------------------------------------------------------------
          44,800    Medtronic, Inc.                                     2,094
-------------------------------------------------------------------------------
          87,700    Mellon Financial Corp.                              2,635
-------------------------------------------------------------------------------
          63,800    Merck & Co., Inc.                                   3,790
-------------------------------------------------------------------------------
         111,500    Microsoft Corp.(1)                                  6,448
-------------------------------------------------------------------------------
          16,800    Northrop Grumman Corp.                              1,628
-------------------------------------------------------------------------------
         243,200    Oracle Corp.(1)                                     2,954
-------------------------------------------------------------------------------
          23,600    PepsiCo, Inc.                                       1,003
-------------------------------------------------------------------------------
         176,700    Pfizer, Inc.                                        5,572
-------------------------------------------------------------------------------
          12,600    Procter & Gamble Co. (The)                          1,058
-------------------------------------------------------------------------------
          71,700    Prudential Financial Inc.                           2,157
-------------------------------------------------------------------------------
          57,900    QUALCOMM Inc.(1)                                    2,385
-------------------------------------------------------------------------------
          31,600    ResMed Inc.(1)                                      1,024
-------------------------------------------------------------------------------
          48,700    St. Jude Medical, Inc.(1)                           1,696
-------------------------------------------------------------------------------
          17,000    Standard and Poor's 500
                    Depositary Receipt                                  1,596
-------------------------------------------------------------------------------
          56,400    Tiffany & Co.                                       1,601
-------------------------------------------------------------------------------
          13,700    UnitedHealth Group Incorporated                     1,116
-------------------------------------------------------------------------------
          53,200    UTStarcom Inc.(1)                                   1,091
-------------------------------------------------------------------------------
          77,200    Verizon Communications                              3,233
-------------------------------------------------------------------------------
          35,000    Viacom, Inc. Cl B(1)                                1,645
-------------------------------------------------------------------------------
          75,600    Washington Mutual, Inc.                             2,720
-------------------------------------------------------------------------------
          32,000    Wells Fargo & Co.                                   1,479
-------------------------------------------------------------------------------
          30,200    Wyeth                                               1,161
-------------------------------------------------------------------------------
                                                                      112,373
-------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost $198,001)                                                       214,718
-------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

                                                                             33

Global Growth - Schedule of Investments

NOVEMBER 30, 2002

                              ($ In Thousands)                           Value
-------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS -- 0.3%

Repurchase Agreement, State Street Corp.,
(U.S. Treasury obligations), in a joint trading
account at 1.25%, dated 11/29/02,
due 12/2/02 (Delivery value $600)
(Cost $600)                                                          $    600
-------------------------------------------------------------------------------

TOTAL INVESTMENT SECURITIES -- 100.0%
(Cost $198,601)                                                      $215,318
===============================================================================

-------------------------------------------------------------------------------
MARKET SECTOR DIVERSIFICATION (UNAUDITED)
-------------------------------------------------------------------------------
Basic Materials                                                          1.2%
-------------------------------------------------------------------------------
Commercial Services                                                      3.1%
-------------------------------------------------------------------------------
Consumer Services                                                        6.5%
-------------------------------------------------------------------------------
Consumer (Cyclical)                                                      9.4%
-------------------------------------------------------------------------------
Consumer (Non-cyclical)                                                  4.1%
-------------------------------------------------------------------------------
Energy                                                                   5.8%
-------------------------------------------------------------------------------
Financial                                                               21.9%
-------------------------------------------------------------------------------
Health Care                                                             17.1%
-------------------------------------------------------------------------------
Industrials                                                              0.9%
-------------------------------------------------------------------------------
Investment Trusts                                                        0.7%
-------------------------------------------------------------------------------
Technology                                                              20.2%
-------------------------------------------------------------------------------
Telecommunications                                                       8.8%
-------------------------------------------------------------------------------
Temporary Cash Investments                                               0.3%
-------------------------------------------------------------------------------

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

(1)  Non-income producing.

See Notes to Financial Statements.

International Opportunities - Performance

TOTAL RETURNS AS OF NOVEMBER 30, 2002
-------------------------------------------------------------------------------
                                        INTERNATIONAL     SSB EMI GROWTH WORLD
                                         OPPORTUNITIES       EX U.S. INDEX
-------------------------------------------------------------------------------

INVESTOR CLASS (INCEPTION 6/1/01)
------------------------------------
   6 months(1)                             -17.74%              -17.24%
-------------------------------------------------------------------------------
   1 Year                                   -2.87%              -10.96%
-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
------------------------------------
   Life of Class                            -3.64%              -16.63%(2)
-------------------------------------------------------------------------------

(1)  Returns for periods less than one year are not annualized.

(2)  Since 5/31/01, the date nearest the class's inception for which data are available.

See pages 78-84 for information about the share classes, SSB EMI Growth World
Index, and returns.

GROWTH OF $10,000 OVER LIFE OF CLASS

$10,000 investment made June 1, 2001

ONE-YEAR RETURNS OVER LIFE OF CLASS

Periods ended November 30
-------------------------------------------------------------------------------
                                            2001*             2002
-------------------------------------------------------------------------------
International Opportunities                -2.60%            -2.87%
-------------------------------------------------------------------------------
SSB EMI Growth World ex U.S.              -14.51%           -10.96%
-------------------------------------------------------------------------------

* From 6/1/01, the class's inception date. Index data from 5/31/01, the date nearest the class's inception for which data are available. Not annualized.

The charts on the performance page give historical return data for International
Opportunities. Returns for the SSB EMI Growth World Index excluding the U.S.
are provided for comparison. International Opportunities' total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. Past performance does not guarantee future results. None  of these charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and  principal value will fluctuate, and redemption value  may be more or less than original cost.

                                                                              35

International Opportunities - Performance Review

[photo of Lynn Schroeder and Henrik Strabo]

A performance summary from Lynn Schroeder, portfolio manager, and Henrik Strabo,
CIO International Equities, on the International Opportunities investment team.

International Opportunities fell 2.87% for the year ending November 30, 2002, far less than the 10.96% decline of its benchmark, the Salomon Smith Barney
(SSB) Extended Market Index (EMI) World Growth ex U.S. Index. Our performance compares favorably to International Opportunities' peers: The 96 small-cap international growth funds tracked by Lipper Inc. declined an average of 10.47%

The past year was a difficult one for international equity investors. What began with promise ended with disappointment, as opportunity and optimism disintegrated into challenge and uncertainty. In the first half of the year, many foreign economies gained momentum, and equity markets responded in kind.
Various economic indicators suggested better days ahead, bolstering hopes for improved earnings growth amidst a stronger global economy.

By the second half, optimism met reality when numerous companies disappointed investors with earnings reports that did not support the notion of significant economic expansion. A steady stream of conflicting data compounded the anxiety, which was reflected in falling stock prices, especially for smaller companies like those we seek.

STRONG STOCKS, WEAK SENTIMENT

Despite the downbeat environment, we remained focused on seeking the best companies demonstrating earnings acceleration. The defining feature of our discipline is that we build the portfolio from the ground up, one stock at a time. We subject each company we consider to intense scrutiny, investigating, among other things, a company's order book and its sales reports, both of which are portents of earnings growth.

That strategy was critical as cyclical businesses, those tied to consumer spending, retreated in the second half of the year. Our discipline guided us to invest in consumer stocks, which had reasonable fundamentals, but some experienced weak or declining share prices as market sentiment turned sour.
Despite the downdraft, the

-------------------------------------------------------------------------------
INVESTMENTS BY COUNTRY
                                             % OF FUND INVESTMENTS
-------------------------------------------------------------------------------
                                          AS OF                 AS OF
                                        11/30/02               5/31/02
-------------------------------------------------------------------------------
United Kingdom                           14.6%                  8.8%
-------------------------------------------------------------------------------
Canada                                   11.3%                 10.9%
-------------------------------------------------------------------------------
Australia                                 7.8%                  2.0%
-------------------------------------------------------------------------------
South Korea                               7.1%                  0.6%
-------------------------------------------------------------------------------
Germany                                   5.9%                  5.7%
-------------------------------------------------------------------------------
South Africa                              5.7%                   --
-------------------------------------------------------------------------------
Japan                                     5.3%                  4.0%
-------------------------------------------------------------------------------
Sweden                                    5.1%                 14.3%
-------------------------------------------------------------------------------
People's Republic of China                4.5%                  1.9%
-------------------------------------------------------------------------------
Hong Kong                                 3.6%                  4.8%
-------------------------------------------------------------------------------
Italy                                     3.6%                  3.5%
-------------------------------------------------------------------------------
Switzerland                               3.4%                  1.1%
-------------------------------------------------------------------------------
France                                    3.4%                  9.0%
-------------------------------------------------------------------------------
Other*                                   18.7%                 33.4%
-------------------------------------------------------------------------------

* Includes temporary cash investments.

Investment terms are defined in the Glossary.                       (continued)

International Opportunities - Performance Review

consumer cyclical sector, representing our largest stake, contributed the most during the year.

A prime example of our discipline at work is Italy's Merloni Elettrodomestici
SpA, a home appliance manufacturer with compelling catalysts behind its growth.
Merloni has a reputation as an innovative producer of well-designed, high-quality goods. Geographic expansion of its sales territory helped them gain consumers' confidence as they introduced well-received new products. All this drove gains for Merloni, one of the year's top-contributing stocks.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS
                                             % OF FUND INVESTMENTS
--------------------------------------------------------------------------------
                                          AS OF                 AS OF
                                        11/30/02               5/31/02
--------------------------------------------------------------------------------
PSP Swiss Property AG                     2.9%                   --
--------------------------------------------------------------------------------
Stada Arzneimittel AG                     2.9%                  1.8%
--------------------------------------------------------------------------------
Fountain Set Holdings Limited             2.0%                  1.4%
--------------------------------------------------------------------------------
Mayr-Melnhof Karton AG                    2.0%                  0.7%
--------------------------------------------------------------------------------
Forzani Group Ltd. (The)                  1.8%                  1.6%
--------------------------------------------------------------------------------
Merloni Elettrodomestici SpA              1.8%                  1.7%
--------------------------------------------------------------------------------
WestJet Airlines Ltd.                     1.8%                   --
--------------------------------------------------------------------------------
New Look Group plc                        1.7%                  1.9%
--------------------------------------------------------------------------------
Cranswick plc                             1.7%                   --
--------------------------------------------------------------------------------
Land & House Public Company Limited       1.7%                  1.8%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOP FIVE SECTORS
                                             % OF FUND INVESTMENTS
--------------------------------------------------------------------------------
                                          AS OF                 AS OF
                                        11/30/02               5/31/02
--------------------------------------------------------------------------------
Consumer (Cyclical)                      27.3%                 22.7%
--------------------------------------------------------------------------------
Technology                               14.5%                  7.2%
--------------------------------------------------------------------------------
Basic Materials                          10.5%                 13.3%
--------------------------------------------------------------------------------
Health Care                              10.1%                  4.8%
--------------------------------------------------------------------------------

Industrials                               8.6%                 10.3%
--------------------------------------------------------------------------------

ADVANCES IN HEALTH CARE

Like consumer businesses, health care companies' stocks fell in the second half.
Though many of International Opportunities' holdings retreated, careful stock picking helped us minimize declines. Consequently, the health care sector was a relative bright spot in the portfolio, boosted by Germany's Stada Arzneimittel, one of our largest holdings and a top contributor.

Stada is a generic drug company that is benefiting from the German government's efforts to control health care costs by mandating generic substitution. Also, the company has its own research and development effort, which has generated a pipeline of products, buoying Stada's earnings and the generic industry.

TELECOM LEADS RALLY

As our health care holdings advanced, we put some of those profits to work in the technology sector, the locus of a bear-market rally that began in October as some of the most battered stocks emerged as leaders.

In particular, Asian technology firms that supply parts to cell phone makers drew our interest. One was China's TCL International, which delivered positive results for the year. TCL is an electronics producer that has a division in
Mainland China that manufactures handsets. Fixed-line phone service in China is unreliable, and cell phone usage is low, presenting a massive untapped market for TCL's telecommunications products. Demand is already increasing and the firm estimates that handset sales will escalate sharply in the near future, a trend that bodes well for earnings acceleration.

                                                                    (continued)

                                                                             37

International Opportunities - Performance Review

A FEW SETBACKS

Despite exhaustive analysis of the companies we consider, some occasionally disappoint, especially in the face of challenging economic forces. Sweden's
Proffice, from the commercial services sector, detracted most from the portfolio. Proffice provides white-collar temporary staffing. Restructuring and cost-reductions made the firm profitable, and Swedish economic indicators pointed to growing demand for temporary help, prompting us to buy the stock.
Soon after, foreign economies began to wobble, and demand dwindled for
Proffice's services as businesses slashed spending. We sold the position, but it detracted for the year.

Denmark's Auriga Industries also detracted. Part of Auriga's business is producing and selling fertilizers in Latin America. New products and improved pricing helped the firm gain market share, but economic slowdowns and currency issues in the troubled nations of Brazil and Argentina pressured the company's bottom line. Disappointing earnings reports sparked a sell-off that sent the stock tumbling. We eliminated the holding.

Finally, Spanish winemaker Baron de Ley restrained performance. Baron has been producing crianza and reserva, aged wines, at its bodegas, or cellars, from vineyards in northern Spain. Aged wines are a step up from Baron de Ley's past as a budget winemaker. Solid sales and profits are evidence that Spaniards are warming to the firm's new brand. However, concerns about rising grape prices, which didn't fully materialize, caused anxious investors to sell the stock.
Though the stock price has yet to recover, we continue to like the prospects for this company and are maintaining the position.

WHAT'S NEXT?

We plan to continue seeking the best companies for your portfolio and remain confident that we will find dynamic firms with unique products and services. At the same time, we see evidence of a slow-growth economy for the near future.
Nevertheless, we will continue to look for small companies demonstrating earnings acceleration that we determine offer our investors the potential for reward over time.

-------------------------------------------------------------------------------
PORTFOLIO AT A GLANCE
-------------------------------------------------------------------------------
                                                   AS OF 11/30/02
-------------------------------------------------------------------------------
Net Assets                                          $22.0 million
-------------------------------------------------------------------------------
                                            11/30/02           11/30/01
-------------------------------------------------------------------------------
No. of Holdings                                93                 64
-------------------------------------------------------------------------------
P/E Ratio                                     19.4               28.4
-------------------------------------------------------------------------------
Median Market Capitalization              $0.4 billion       $0.6 billion
-------------------------------------------------------------------------------
Weighted Average Market Capitalization    $0.5 billion       $0.6 billion
-------------------------------------------------------------------------------
Portfolio Turnover                            257%              147%(1)
-------------------------------------------------------------------------------
Expense Ratio (for Investor Class)           2.01%             2.00%(2)
-------------------------------------------------------------------------------

(1)  For the period June 1, 2001, (inception) through November 30, 2001.

(2)  Annualized.

-------------------------------------------------------------------------------
TYPES OF INVESTMENTS IN PORTFOLIO
-------------------------------------------------------------------------------
                                         AS OF                 AS OF
                                       11/30/02               5/31/02
-------------------------------------------------------------------------------
Common Stocks                            99.5%                 95.1%
-------------------------------------------------------------------------------
Preferred Stocks                          0.5%                  1.6%
-------------------------------------------------------------------------------
TOTAL EQUITY EXPOSURE                   100.0%                 96.7%
-------------------------------------------------------------------------------
Temporary Cash Investments                 --                   3.3%
-------------------------------------------------------------------------------

Investment terms are defined in the Glossary.

International Opportunities -  Schedule of Investments

NOVEMBER 30, 2002

Shares                        ($ In Thousands)                          Value
-------------------------------------------------------------------------------

COMMON STOCKS -- 99.5%

AUSTRALIA -- 7.8%
-------------------------------------------------------------------------------
          68,800    Ansell Limited(1)                             $       287
-------------------------------------------------------------------------------
          13,257    Foodland Associated Limited                           129
-------------------------------------------------------------------------------
         162,200    G.U.D. Holdings Limited                               342
-------------------------------------------------------------------------------
         124,784    Jubilee Mines NL                                       99
-------------------------------------------------------------------------------
         242,348    OneSteel Limited                                      223
-------------------------------------------------------------------------------
         114,100    Pacifica Group Limited                                239
-------------------------------------------------------------------------------
         116,200    West Australian Newspapers
                    Holdings Ltd.                                         332
-------------------------------------------------------------------------------
                                                                        1,651
-------------------------------------------------------------------------------

AUSTRIA -- 2.0%
-------------------------------------------------------------------------------
           5,900    Mayr-Melnhof Karton AG                                418
-------------------------------------------------------------------------------

CANADA -- 11.3%
-------------------------------------------------------------------------------
          14,800    CHC Helicopter Corporation                            307
-------------------------------------------------------------------------------
          88,100    Coolbrands International, Inc.(1)                     304
-------------------------------------------------------------------------------
          27,100    Forzani Group Ltd. (The)(1)                           388
-------------------------------------------------------------------------------
          12,900    Gildan Activewear Inc.(1)                             283
-------------------------------------------------------------------------------
         170,500    Kinross Gold Corp.(1)                                 293
-------------------------------------------------------------------------------
          15,300    Maax Inc.                                             150
-------------------------------------------------------------------------------
           9,900    Masonite International Corporation(1)                 158
-------------------------------------------------------------------------------
           9,200    Mega Bloks (Acquired 11/21/02,
                    Cost $108)(1)(2)                                      124
-------------------------------------------------------------------------------
          28,900    WestJet Airlines Ltd.(1)                              385
-------------------------------------------------------------------------------
                                                                        2,392
-------------------------------------------------------------------------------

DENMARK -- 3.2%
-------------------------------------------------------------------------------
          13,200    Jyske Bank A/S(1)                                     331
-------------------------------------------------------------------------------
           8,500    Radiometer A/S                                        342
-------------------------------------------------------------------------------
                                                                          673
-------------------------------------------------------------------------------

FINLAND -- 1.0%
-------------------------------------------------------------------------------
           9,345    Elcoteq Network Corp. Cl A(1)                         105
-------------------------------------------------------------------------------
          15,832    Perlos Oyj                                            112
-------------------------------------------------------------------------------
                                                                          217
-------------------------------------------------------------------------------

FRANCE -- 3.4%
-------------------------------------------------------------------------------
           2,300    Bonduelle S.C.A.                                      153
-------------------------------------------------------------------------------
           8,123    Buffalo Grill SA                                      117
-------------------------------------------------------------------------------
           6,785    Clarins                                               267
-------------------------------------------------------------------------------
           6,243    Neopost SA(1)                                         174
-------------------------------------------------------------------------------
                                                                          711
-------------------------------------------------------------------------------

GERMANY -- 5.4%
-------------------------------------------------------------------------------
           4,152    FJA AG                                                104
-------------------------------------------------------------------------------
          19,436    Singulus Technologies(1)                              331
-------------------------------------------------------------------------------
          15,912    Stada Arzneimittel AG                                 605
-------------------------------------------------------------------------------
          14,172    United Internet AG(1)                                 107
-------------------------------------------------------------------------------
                                                                        1,147
-------------------------------------------------------------------------------

Shares                        ($ In Thousands)                          Value
-------------------------------------------------------------------------------

HONG KONG -- 3.6%
-------------------------------------------------------------------------------
         858,000    Fountain Set Holdings Limited                  $      418
-------------------------------------------------------------------------------
         398,000    Techtronic Industries Company
                    Limited                                               355
-------------------------------------------------------------------------------
                                                                          773
-------------------------------------------------------------------------------

INDIA -- 0.8%
-------------------------------------------------------------------------------
          13,362    Digital Globalsoft Ltd.                               165
-------------------------------------------------------------------------------

IRELAND -- 1.3%
-------------------------------------------------------------------------------
          12,200    Icon plc ADR(1)                                       286
-------------------------------------------------------------------------------

ISRAEL -- 1.3%
-------------------------------------------------------------------------------
          16,000    Elbit Systems Ltd.                                    267
-------------------------------------------------------------------------------

ITALY -- 3.6%
-------------------------------------------------------------------------------
           6,560    Air Dolomiti SpA(1)                                   108
-------------------------------------------------------------------------------
           9,291    Davide Campari-Milano SpA                             273
-------------------------------------------------------------------------------
          36,500    Merloni Elettrodomestici SpA                          386
-------------------------------------------------------------------------------
                                                                          767
-------------------------------------------------------------------------------

JAPAN -- 5.3%
-------------------------------------------------------------------------------
           3,300    Drake Beam Morin-Japan Inc.                           118
-------------------------------------------------------------------------------
           8,000    FCC Co., Ltd.                                         188
-------------------------------------------------------------------------------
          41,400    Kuraya Sanseido Inc.                                  286
-------------------------------------------------------------------------------
           5,000    Nitori Co.                                            188
-------------------------------------------------------------------------------
          24,000    Tsumura & Co.(1)                                      211
-------------------------------------------------------------------------------
          11,000    Yamaichi Electronics Co., Ltd.                        124
-------------------------------------------------------------------------------
                                                                        1,115
-------------------------------------------------------------------------------

NETHERLANDS -- 1.0%
-------------------------------------------------------------------------------
           5,356    Sligro Food Group NV                                  211
-------------------------------------------------------------------------------

NORWAY -- 1.1%
-----------------------------------------------------------------------------
          17,000    Tandberg ASA                                          234
-------------------------------------------------------------------------------

PEOPLE'S REPUBLIC OF CHINA -- 4.5%
-------------------------------------------------------------------------------
         658,000    China Oilfield Services Limited(1)                    156
-------------------------------------------------------------------------------
         488,000    Denway Motors Ltd.                                    172
-------------------------------------------------------------------------------
       1,044,000    TCL International Holdings Limited                    328
-------------------------------------------------------------------------------
         286,000    Tong Ren Tang Technologies
                    Company Limited(1)                                    306
-------------------------------------------------------------------------------
                                                                          962
-------------------------------------------------------------------------------

SINGAPORE -- 1.6%
-------------------------------------------------------------------------------
         778,200   Comfort Group Limited                                  346
-------------------------------------------------------------------------------

SOUTH AFRICA -- 5.7%
-------------------------------------------------------------------------------
          69,000    Anglovaal Industries Limited                          112
-------------------------------------------------------------------------------
         194,000    Aveng Ltd.                                            209
-------------------------------------------------------------------------------
          47,100    Edgars Consolidated Stores                            254
-------------------------------------------------------------------------------
         221,700    Foschini Limited                                      250
-------------------------------------------------------------------------------
          96,000    Iscor Limited                                         217
-------------------------------------------------------------------------------
          24,000    Massmart Holdings Limited                              47
-------------------------------------------------------------------------------
         184,097    Truworths International Limited                       127
-------------------------------------------------------------------------------
                                                                        1,216
-------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

                                                                             39

International Opportunities - Schedule of Investments

NOVEMBER 30, 2002

Shares                        ($ In Thousands)                           Value
-------------------------------------------------------------------------------

SOUTH KOREA -- 7.1%
-------------------------------------------------------------------------------

           5,880    Intelligent Digital Integrated
                    Security Co., Ltd.(1)                          $      110
-------------------------------------------------------------------------------
           2,560    KH Vatec Co., Ltd.(1)                                 131
-------------------------------------------------------------------------------
           8,861    Korea Information Service Inc.(1)                     147
-------------------------------------------------------------------------------
           9,470    Pantech Co Ltd.(1)                                    123
-------------------------------------------------------------------------------
          16,360    People & Telecommunication(1)                         116
-------------------------------------------------------------------------------
           4,980    Pulmuone Co., Ltd.(1)                                 174
-------------------------------------------------------------------------------
          21,858    Raygen Co., Ltd.                                      108
-------------------------------------------------------------------------------
           3,090    Sindo Ricoh Co., Ltd.                                 176
-------------------------------------------------------------------------------
          34,800    Ssangyong Motor Company(1)                            193
-------------------------------------------------------------------------------
          18,600    Trigem Computer, Inc.(1)                              115
-------------------------------------------------------------------------------
          28,000    Wooyoung Co. Ltd.                                     114
-------------------------------------------------------------------------------
                                                                        1,507
-------------------------------------------------------------------------------

SPAIN -- 1.7%
-------------------------------------------------------------------------------
           11,900    Baron de Ley, SA(1)                                  308
-------------------------------------------------------------------------------
            2,273    Compania de Distribucion Integral
                     Logista, SA                                           45
-------------------------------------------------------------------------------
                                                                          353
-------------------------------------------------------------------------------

SWEDEN -- 5.1%
-------------------------------------------------------------------------------
           29,000    Billerud AB                                          332
-------------------------------------------------------------------------------
           10,646    D. Carnegie & Co. AB(1)                               88
-------------------------------------------------------------------------------
           20,600    Kungsleden AB(1)                                     327
-------------------------------------------------------------------------------
           15,284    Munters AB                                           328
-------------------------------------------------------------------------------
                                                                        1,075
-------------------------------------------------------------------------------

SWITZERLAND -- 3.4%
-------------------------------------------------------------------------------
            2,510    Actelion Ltd.(1)                                     103
-------------------------------------------------------------------------------
            6,209    PSP Swiss Property AG                                617
-------------------------------------------------------------------------------
                                                                          720
-------------------------------------------------------------------------------

TAIWAN (REPUBLIC OF CHINA) -- 1.0%
-------------------------------------------------------------------------------
           46,000    Novatek Microelectronics Corp., Ltd.                 103
-------------------------------------------------------------------------------
           77,000    Optimax Technology Corporation(1)                    117
-------------------------------------------------------------------------------
                                                                          220
-------------------------------------------------------------------------------

THAILAND -- 2.7%
-------------------------------------------------------------------------------
          608,500    Bangkok Expressway Public
                     Company Limited                                      214
-------------------------------------------------------------------------------
          197,800    Land & House Public Company Limited                  357
-------------------------------------------------------------------------------
                                                                          571
-------------------------------------------------------------------------------

Shares                        ($ In Thousands)                           Value
-------------------------------------------------------------------------------

UNITED KINGDOM -- 14.6%
-------------------------------------------------------------------------------
          132,400    Alvis plc                                     $      319
-------------------------------------------------------------------------------
          122,247    Autonomy Corporation plc(1)                          350
-------------------------------------------------------------------------------
           33,800    Bellway plc                                          239
-------------------------------------------------------------------------------
           44,138    Cranswick plc                                        359
-------------------------------------------------------------------------------
           39,900    D.F.S. Furniture Company plc                         249
-------------------------------------------------------------------------------
          117,183    Future Network plc (The)(1)                          108
-------------------------------------------------------------------------------
           31,200    Holidaybreak plc                                     278
-------------------------------------------------------------------------------
           48,279    IG Group plc                                         175
-------------------------------------------------------------------------------
          104,100    Merchant Retail Group plc(1)                         200
-------------------------------------------------------------------------------
           88,198    Monsoon plc                                          158
-------------------------------------------------------------------------------
           90,093    New Look Group plc                                   371
-------------------------------------------------------------------------------
           64,000    Westbury plc                                         297
-------------------------------------------------------------------------------
                                                                        3,103
-------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost $19,769)                                                         21,100
-------------------------------------------------------------------------------

PREFERRED STOCKS -- 0.5%

GERMANY -- 0.5%
-------------------------------------------------------------------------------
            1,966    Krones AG
(Cost $104)                                                               104
-------------------------------------------------------------------------------

TOTAL INVESTMENT SECURITIES -- 100.0%
(Cost $19,873)                                                        $21,204
===============================================================================

-------------------------------------------------------------------------------
MARKET SECTOR DIVERSIFICATION (UNAUDITED)
-------------------------------------------------------------------------------
Basic Materials                                                         10.5%
-------------------------------------------------------------------------------
Commercial Services                                                      5.5%
-------------------------------------------------------------------------------
Consumer Services                                                        5.6%
-------------------------------------------------------------------------------
Consumer (Cyclical)                                                     27.3%
-------------------------------------------------------------------------------
Consumer (Non-cyclical)                                                  8.2%
-------------------------------------------------------------------------------
Energy                                                                   0.7%
-------------------------------------------------------------------------------
Financial                                                                2.8%
-------------------------------------------------------------------------------
Health Care                                                             10.1%
-------------------------------------------------------------------------------
Industrials                                                              8.6%
-------------------------------------------------------------------------------
Technology                                                              14.5%
-------------------------------------------------------------------------------
Telecommunications                                                       1.2%
-------------------------------------------------------------------------------
Transportation                                                           5.0%
-------------------------------------------------------------------------------

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

(1)  Non-income producing.

(2)  Restricted as to resale. Security may require registration under the
     Securities Act of 1933 or an exemption therefrom in order to effect sale in the ordinary course of business. The aggregate value of restricted securities was $124 (in thousands), which represented 0.6% of net assets.

See Notes to Financial Statements.

Statement of Assets and Liabilities

NOVEMBER 30, 2002
---------------------------------------------------------------------------------------------------------------
                                                               INTERNATIONAL   INTERNATIONAL      EMERGING
(Amounts In Thousands Except Per-Share Amounts)                    GROWTH        DISCOVERY         MARKETS
---------------------------------------------------------------------------------------------------------------

ASSETS

Investment securities, at value
(cost of $2,665,032, $857,208,
and $92,033, respectively)                                     $2,842,839         $962,496        $100,746
-----------------------------------------------------
Cash                                                                   --              426              --
-----------------------------------------------------
Foreign currency holdings, at value (cost of $65,
$2,707, and $605, respectively)                                        65            2,706             605
-----------------------------------------------------
Collateral for securities loaned, at value                        284,995          166,836           9,836
-----------------------------------------------------
Receivable for investments sold                                    96,712           29,332           2,628
-----------------------------------------------------
Receivable for capital shares sold                                    668               --              --
-----------------------------------------------------
Dividends, interest, and other income receivable                    7,360            2,003             168
---------------------------------------------------------------------------------------------------------------
                                                                3,232,639        1,163,799         113,983
---------------------------------------------------------------------------------------------------------------

LIABILITIES

Disbursements in excess of demand deposit cash                      6,506               --             321
-----------------------------------------------------
Payable for securities loaned, at value                           284,995          166,836           9,836
-----------------------------------------------------
Payable for investments purchased                                  59,575           16,509           1,453
-----------------------------------------------------
Payable for forward foreign currency
exchange contracts                                                     --               --             177
-----------------------------------------------------
Accrued management fees                                             2,900            1,237             163
-----------------------------------------------------
Distribution fees payable                                              41               --              --
-----------------------------------------------------
Service fees payable                                                   40               --              --
---------------------------------------------------------------------------------------------------------------
                                                                  354,057          184,582          11,950
---------------------------------------------------------------------------------------------------------------
NET ASSETS                                                     $2,878,582         $979,217        $102,033
===============================================================================================================

NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus)                        $4,284,472       $1,059,589        $135,364
-----------------------------------------------------
Undistributed net investment income                                23,805            1,713             --
-----------------------------------------------------
Accumulated net realized loss on investment
and foreign currency transactions                              (1,607,491)        (187,455)        (41,867)
-----------------------------------------------------
Net unrealized appreciation on investments and
translation of assets and liabilities
in foreign currencies                                             177,796          105,370           8,536
---------------------------------------------------------------------------------------------------------------
                                                               $2,878,582         $979,217        $102,033
===============================================================================================================

INVESTOR CLASS, $0.01 PAR VALUE ($ AND SHARES IN FULL)
---------------------------------------------------------------------------------------------------------------
Net assets                                                 $2,410,600,373     $841,706,158     $81,756,398
-----------------------------------------------------
Shares outstanding                                            360,379,691       90,301,893      22,635,641
-----------------------------------------------------
Net asset value per share                                           $6.69            $9.32           $3.61
---------------------------------------------------------------------------------------------------------------
ADVISOR CLASS, $0.01 PAR VALUE ($ AND SHARES IN FULL)
---------------------------------------------------------------------------------------------------------------
Net assets                                                   $196,948,579         $152,867      $1,253,505
-----------------------------------------------------
Shares outstanding                                             29,551,729           16,563         350,583
-----------------------------------------------------
Net asset value per share                                           $6.66            $9.23           $3.58
---------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS, $0.01 PAR VALUE ($ AND SHARES IN FULL)
---------------------------------------------------------------------------------------------------------------
Net assets                                                   $270,120,728     $137,358,166     $18,969,340
-----------------------------------------------------
Shares outstanding                                             40,266,352       14,632,974       5,210,848
-----------------------------------------------------
Net asset value per share                                           $6.71            $9.39           $3.64
---------------------------------------------------------------------------------------------------------------
C CLASS, $0.01 PAR VALUE ($ AND SHARES IN FULL)
---------------------------------------------------------------------------------------------------------------
Net assets                                                       $911,825              N/A         $53,583
-----------------------------------------------------
Shares outstanding                                                138,071              N/A          14,976
-----------------------------------------------------
Net asset value per share                                           $6.60              N/A           $3.58
---------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.                                 (continued)

                                                                             41

Statement of Assets and Liabilities

NOVEMBER 30, 2002
-----------------------------------------------------------------------------------------------
                                                               GLOBAL           INTERNATIONAL
(Amounts In Thousands Except Per-Share Amounts)                GROWTH           OPPORTUNITIES
-----------------------------------------------------------------------------------------------

ASSETS

Investment securities, at value (cost of
$198,601and $19,873, respectively)                            $215,318             $21,204
--------------------------------------------------
Cash                                                               461                 420
--------------------------------------------------
Foreign currency holdings, at value
(cost of $-- and $100, respectively)                                --                 100
--------------------------------------------------
Collateral for securities loaned, at value                      12,883               1,008
--------------------------------------------------
Receivable for investments sold                                  6,510                 506
--------------------------------------------------
Receivable for capital shares sold                                  21                  --
--------------------------------------------------
Dividends, interest, and other income receivable                   401                  30
----------------------------------------------------------------------------------------------
                                                               235,594              23,268
----------------------------------------------------------------------------------------------

LIABILITIES

Payable for securities loaned, at value                         12,883               1,008
-----------------------------------------------
Payable for investments purchased                                5,318                 248
-----------------------------------------------
Accrued management fees                                            228                  35
-----------------------------------------------
                                                                18,429               1,291
----------------------------------------------------------------------------------------------
NET ASSETS                                                    $217,165             $21,977
==============================================================================================

NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus)                       $315,891             $24,696
-----------------------------------------------
Undistributed net investment income                                 --                  41
-----------------------------------------------
Accumulated net realized loss on investment
and foreign currency transactions                             (115,409)             (4,091)
-----------------------------------------------
Net unrealized appreciation on investments
and translation of assets and liabilities
in foreign currencies                                           16,683               1,331
----------------------------------------------------------------------------------------------
                                                              $217,165             $21,977
==============================================================================================

INVESTOR CLASS, $0.01 PAR VALUE ($ AND SHARES IN FULL)
----------------------------------------------------------------------------------------------
Net assets                                                $213,314,375         $21,977,065
-----------------------------------------------
Shares outstanding                                          39,597,076           4,642,557
-----------------------------------------------
Net asset value per share                                        $5.39               $4.73
----------------------------------------------------------------------------------------------

ADVISOR CLASS, $0.01 PAR VALUE ($ AND SHARES IN FULL)
----------------------------------------------------------------------------------------------
Net assets                                                    $537,267                 N/A
-----------------------------------------------
Shares outstanding                                             100,273                 N/A
-----------------------------------------------
Net asset value per share                                        $5.36                 N/A
----------------------------------------------------------------------------------------------

INSTITUTIONAL CLASS, $0.01 PAR VALUE ($ AND SHARES IN FULL)
----------------------------------------------------------------------------------------------
Net assets                                                  $3,287,871                  --
-----------------------------------------------
Shares outstanding                                             607,211                  --
-----------------------------------------------
Net asset value per share                                        $5.41                  --
----------------------------------------------------------------------------------------------

C CLASS, $0.01 PAR VALUE ($ AND SHARES IN FULL)
----------------------------------------------------------------------------------------------
Net assets                                                     $25,128                 N/A
-----------------------------------------------
Shares outstanding                                               4,699                 N/A
-----------------------------------------------
Net asset value per share                                        $5.35                 N/A
----------------------------------------------------------------------------------------------

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED NOVEMBER 30, 2002
---------------------------------------------------------------------------------------------------
                                                     INTERNATIONAL    INTERNATIONAL     EMERGING
(Amounts In Thousands)                                   GROWTH          DISCOVERY       MARKETS
---------------------------------------------------------------------------------------------------

INVESTMENT INCOME (LOSS)

INCOME:
-----------------------------------------------
Dividends (net of foreign taxes withheld
of $8,513, $2,021, and $194, respectively)            $   62,574         $ 18,793      $   1,975
-----------------------------------------------
Interest                                                   1,996              975             24
-----------------------------------------------
Securities lending                                         4,283            1,538             21
---------------------------------------------------------------------------------------------------
                                                          68,853           21,306          2,020
---------------------------------------------------------------------------------------------------

EXPENSES:
-----------------------------------------------
Management fees                                           41,497           17,014          2,360
-----------------------------------------------
Distribution fees:
-----------------------------------------------
  Advisor Class                                              518                1              3
-----------------------------------------------
  C Class                                                      5               --             --
-----------------------------------------------
Service fees:
-----------------------------------------------
  Advisor Class                                              518                1              3
-----------------------------------------------
  C Class                                                      2               --             --
-----------------------------------------------
Directors' fees and expenses                                  42               12              1
-----------------------------------------------
Other expenses                                               107                5             60
---------------------------------------------------------------------------------------------------
                                                          42,689           17,033          2,427
---------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                              26,164            4,273           (407)
---------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)

NET REALIZED GAIN (LOSS) ON:
-----------------------------------------------
Investment transactions                                 (748,278)         (81,717)       (13,635)
-----------------------------------------------
Foreign currency transactions
(net of foreign taxes withheld of
$130, $--, and $71, respectively)                        137,271           48,138           (640)
---------------------------------------------------------------------------------------------------
                                                        (611,007)         (33,579)       (14,275)
---------------------------------------------------------------------------------------------------

CHANGE IN NET UNREALIZED APPRECIATION ON:
-----------------------------------------------
Investments (net of foreign taxes accrued
of $473, $--, and $--, respectively)                       3,161          (81,812)        (2,268)
-----------------------------------------------
Translation of assets and liabilities
in foreign currencies                                     90,834           26,370            942
---------------------------------------------------------------------------------------------------
                                                          93,995          (55,442)        (1,326)
---------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED LOSS                        (517,012)         (89,021)       (15,601)
---------------------------------------------------------------------------------------------------

NET DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS                              $(490,848)        $(84,748)      $(16,008)
===================================================================================================

See Notes to Financial Statements.                                  (continued)

                                                                             43

Statement of Operations

YEAR ENDED NOVEMBER 30, 2002
----------------------------------------------------------------------------------------
                                                           GLOBAL        INTERNATIONAL
(Amounts In Thousands)                                     GROWTH        OPPORTUNITIES
----------------------------------------------------------------------------------------

INVESTMENT INCOME

INCOME:
-----------------------------------------------
Dividends (net of foreign taxes withheld
of $307 and $50, respectively)                            $  3,334         $   373
-----------------------------------------------
Interest                                                       103              13
-----------------------------------------------
Securities lending                                             163              10
-----------------------------------------------
                                                             3,600             396
----------------------------------------------------------------------------------------

EXPENSES:
-----------------------------------------------
Management fees                                              3,234             343
-----------------------------------------------
Distribution fees - Advisor Class                                2              --
-----------------------------------------------
Service fees - Advisor Class                                     2              --
-----------------------------------------------
Directors' fees and expenses                                     3              --
-----------------------------------------------
Other expenses                                                  45               1
----------------------------------------------------------------------------------------
                                                             3,286             344
----------------------------------------------------------------------------------------

NET INVESTMENT INCOME                                          314              52
----------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)

NET REALIZED GAIN (LOSS) ON:
-----------------------------------------------
Investment transactions                                    (35,584)         (3,924)
-----------------------------------------------
Foreign currency transactions (net of
foreign taxes withheld of $9
and $--, respectively)                                       5,204             789
----------------------------------------------------------------------------------------
                                                           (30,380)         (3,135)
----------------------------------------------------------------------------------------

CHANGE IN NET UNREALIZED APPRECIATION ON:
-----------------------------------------------
Investments (net of foreign taxes
accrued of $36 and $--, respectively)                       (5,103)            (65)
-----------------------------------------------

Translation of assets and liabilities
in foreign currencies                                        3,276             472
----------------------------------------------------------------------------------------
                                                            (1,827)            407
----------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED LOSS                           (32,207)         (2,728)
----------------------------------------------------------------------------------------

NET DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS                                 $(31,893)        $(2,676)
========================================================================================

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2002 AND NOVEMBER 30, 2001
----------------------------------------------------------------------------------------------------------
(Amounts In Thousands)                              INTERNATIONAL GROWTH         INTERNATIONAL DISCOVERY
----------------------------------------------------------------------------------------------------------
DECREASE IN NET ASSETS                              2002          2001            2002           2001
----------------------------------------------------------------------------------------------------------

OPERATIONS

Net investment income                            $   26,164    $   21,654      $    4,273    $    1,950
-----------------------------------------
Net realized loss                                  (611,007)     (839,001)        (33,579)     (141,533)
-----------------------------------------
Change in net unrealized appreciation                93,995      (421,236)        (55,442)     (207,153)
----------------------------------------------------------------------------------------------------------
Net decrease in net assets
resulting from operations                          (490,848)   (1,238,583)        (84,748)     (346,736)
----------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income:
-----------------------------------------
  Investor Class                                    (12,811)           --              --            --
-----------------------------------------
  Advisor Class                                        (301)           --              --            --
-----------------------------------------
  Institutional Class                                (2,126)           --              --            --
-----------------------------------------
From net realized gains:
-----------------------------------------
  Investor Class                                         --      (634,761)             --      (171,301)
-----------------------------------------
  Advisor Class                                          --       (26,334)             --           (58)
-----------------------------------------
  Institutional Class                                    --       (53,730)             --       (27,699)
----------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions           (15,238)     (714,825)             --      (199,058)
----------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS

Net increase (decrease) in net assets
from capital share transactions                    (465,220)      795,345        (149,498)      (61,053)
----------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS                         (971,306)   (1,158,063)       (234,246)     (606,847)
----------------------------------------------------------------------------------------------------------

NET ASSETS

Beginning of period                               3,849,888     5,007,951       1,213,463     1,820,310
----------------------------------------------------------------------------------------------------------
End of period                                    $2,878,582    $3,849,888      $  979,217    $1,213,463
==========================================================================================================

Undistributed net investment income                 $23,805       $14,007          $1,713            --
==========================================================================================================

See Notes to Financial Statements.                                  (continued)

                                                                             45

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2002 AND NOVEMBER 30, 2001
----------------------------------------------------------------------------------------------------------
(Amounts In Thousands)                                     EMERGING MARKETS         GLOBAL GROWTH
----------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                      2002          2001           2002           2001
----------------------------------------------------------------------------------------------------------

OPERATIONS

Net investment income (loss)                      $    (407)     $   (250)      $     314     $    (190)
-----------------------------------------
Net realized loss                                   (14,275)      (25,655)        (30,380)      (77,170)
-----------------------------------------
Change in net unrealized appreciation                (1,326)       14,471          (1,827)      (15,492)
----------------------------------------------------------------------------------------------------------
Net decrease in net assets
resulting from operations                           (16,008)      (11,434)        (31,893)      (92,852)
----------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
-----------------------------------------
From net realized gains:
-----------------------------------------
  Investor Class                                         --        (2,781)             --       (30,630)
-----------------------------------------
  Advisor Class                                          --            (9)             --           (22)
-----------------------------------------
  Institutional Class                                    --          (782)             --          (386)
---------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions                --        (3,572)             --       (31,038)
---------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS

Net increase (decrease) in net assets
from capital share transactions                      18,202        16,024         (27,874)      (17,200)
---------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                 2,194         1,018         (59,767)     (141,090)
---------------------------------------------------------------------------------------------------------

NET ASSETS

Beginning of period                                  99,839        98,821         276,932       418,022
---------------------------------------------------------------------------------------------------------
End of period                                      $102,033       $99,839        $217,165      $276,932
=========================================================================================================

See Notes to Financial Statements.                                  (continued)

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2002 AND NOVEMBER 30, 2001 (EXCEPT AS NOTED)
-------------------------------------------------------------------------------
(Amounts In Thousands)                             INTERNATIONAL OPPORTUNITIES
-------------------------------------------------------------------------------
INCREASE IN NET ASSETS                                 2002            2001(1)
===============================================================================

OPERATIONS
Net investment income (loss)                         $     52        $   (20)
----------------------------------------
Net realized loss                                      (3,135)          (961)
----------------------------------------
Change in net unrealized appreciation                     407            924
-------------------------------------------------------------------------------
Net decrease in net assets resulting
from operations                                        (2,676)           (57)
-------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS

Net increase in net assets from
capital share transactions                             18,084          6,626
-------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS                             15,408          6,569
-------------------------------------------------------------------------------

NET ASSETS

Beginning of period                                     6,569             --
-------------------------------------------------------------------------------
End of period                                         $21,977         $6,569
===============================================================================

Undistributed net investment income                       $41             --
===============================================================================

(1)  June 1, 2001 (inception) through November 30, 2001.

See Notes to Financial Statements.

                                                                             47

Notes to Financial Statements

NOVEMBER 30, 2002 (Amounts In Thousands)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. International Growth Fund (International
Growth), International Discovery Fund (International Discovery), Emerging
Markets Fund (Emerging Markets), Global Growth Fund (Global Growth) and
International Opportunities Fund (International Opportunities) (collectively, the funds) are five funds in a series issued by the corporation. The funds are diversified under the 1940 Act. The funds' investment objectives are to seek capital growth. The funds do this by investing primarily in equity securities of foreign companies with the exception of Global Growth which invests in both U.S.
and foreign companies. International Growth invests in securities of issuers in developed countries. International Discovery invests in securities of issuers in developed or emerging market countries that are small- or medium-sized companies at the time of purchase. Emerging Markets invests in securities of issuers in emerging market countries. Global Growth invests in securities of issuers in developed countries. International Opportunities invests in securities of issuers in developed or emerging market countries that are small-sized companies at the time of purchase. The following significant accounting policies are in accordance with accounting principles generally accepted in the United States of
America. These policies may require the use of estimates by fund management.

MULTIPLE CLASS -- International Growth, Emerging Markets, and Global Growth are
authorized to issue the Investor Class, the Advisor Class, the Institutional
Class, and the C Class.  International Discovery is authorized to issue the
Investor Class, the Advisor Class, and the Institutional Class. International
Opportunities is authorized to issue the Investor Class and the Institutional
Class.  The share classes differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of each fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.  Sale of the C Class for Emerging Markets and Global Growth commenced December 18, 2001 and March 1, 2002, respectively. Sale of the Institutional Class for
International Opportunities had not commenced as of November 30, 2002.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation.  Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes are valued through a commercial pricing service. When valuations are not readily available, securities  are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Certain countries impose taxes on realized gains on the sale of securities registered in their country. The funds record the foreign tax expense, if any, on an accrual basis. The realized and unrealized tax provision reduces the net realized gain (loss) on investment transactions and net unrealized appreciation
(depreciation) on investments, respectively.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Security lending income is recorded daily on the accrual basis.

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

                                                                    (continued)

Notes to Financial Statements

NOVEMBER 30, 2002 (Amounts In Thousands)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on foreign currency transactions and unrealized appreciation
(depreciation) on translation of assets and liabilities in foreign currencies, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The funds record the foreign tax expense, if any, as a reduction to the net realized gain
(loss) on foreign currency transactions.

FORWARD FOREIGN CURRENCY EXCHANGE  CONTRACTS -- The funds may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the funds' exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the funds and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The funds bear the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not perform under the contract terms.

REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions that the funds' investment manager, American Century Investment
Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received  in a repurchase transaction be transferred to  the custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, each fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

INCOME TAX STATUS -- It is the funds' policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code.
Accordingly, no provision has been made for federal or state income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are generally declared and paid annually. Distributions from net realized gains, if any, are generally declared and paid twice a year.

On December 13, 2002, International Growth declared and paid a per share distribution from net investment income to shareholders of record on December
12, 2002 of $0.0560, $0.0396, and $0.0692 for the Investor Class, the Advisor
Class, and the Institutional Class, respectively. On December 13, 2002,
International Discovery declared and paid a per share distribution from net investment income to shareholders of record on December 12, 2002 of $0.0158, and
$0.0335 for the Investor Class, and the Institutional Class, respectively. On
December 13, 2002, International Opportunities declared and paid a per share distribution from net investment income to shareholders of record on December
12, 2002 of $0.0128 for the Investor Class.

                                                                    (continued)

                                                                             49

Notes to Financial Statements

NOVEMBER 30, 2002 (Amounts In Thousands)

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with
ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee per class.
The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly in arrears based on each class's  pro rata share of the funds' average daily closing net assets during the previous month.The annual management fee for the Investor Class and Institutional Class of International
Opportunities is 2.00% and 1.80%, respectively. Following are the annual management fee schedules for the remaining funds:

The annual management fee schedule for each class of International Growth is as follows:

                               INVESTOR     ADVISOR    INSTITUTIONAL      C
                                 CLASS       CLASS         CLASS        CLASS
--------------------------------------------------------------------------------
FUND AVERAGE NET ASSETS
--------------------------------------------------------------------------------
First $1 billion                 1.50%       1.25%         1.30%        1.50%
--------------------------------------------------------------------------------
Next $1 billion                  1.20%       0.95%         1.00%        1.20%
--------------------------------------------------------------------------------
Over $2 billion                  1.10%       0.85%         0.90%        1.10%
--------------------------------------------------------------------------------

The annual management fee schedule for each class of International Discovery is as follows:

                               INVESTOR     ADVISOR    INSTITUTIONAL
                                 CLASS       CLASS         CLASS
---------------------------------------------------------------------
FUND AVERAGE NET ASSETS
---------------------------------------------------------------------
First $500 million               1.75%       1.50%         1.55%
---------------------------------------------------------------------
Next $500 million                1.40%       1.15%         1.20%
---------------------------------------------------------------------
Over $1 billion                  1.20%       0.95%         1.00%
---------------------------------------------------------------------

The annual management fee schedule for each class of Emerging Markets is as follows:

                               INVESTOR     ADVISOR    INSTITUTIONAL      C
                                 CLASS       CLASS         CLASS        CLASS
--------------------------------------------------------------------------------
FUND AVERAGE NET ASSETS
--------------------------------------------------------------------------------
First $500 million               2.00%       1.75%         1.80%        2.00%
--------------------------------------------------------------------------------
Next $500 million                1.50%       1.25%         1.30%        1.50%
--------------------------------------------------------------------------------
Over $1 billion                  1.25%       1.00%         1.05%        1.25%
--------------------------------------------------------------------------------

The annual management fee schedule for each class of Global Growth is as follows:

                               INVESTOR     ADVISOR    INSTITUTIONAL      C
                                 CLASS       CLASS         CLASS        CLASS
--------------------------------------------------------------------------------
FUND AVERAGE NET ASSETS
--------------------------------------------------------------------------------
First $1 billion                 1.30%       1.05%         1.10%        1.30%
--------------------------------------------------------------------------------
Next $1 billion                  1.15%       0.90%         0.95%        1.15%
--------------------------------------------------------------------------------
Over $2 billion                  1.05%       0.80%         0.85%        1.05%
--------------------------------------------------------------------------------

                                                                    (continued)

Notes to Financial Statements

NOVEMBER 30, 2002 (Amounts In Thousands)

2. FEES AND TRANSACTIONS WITH RELATED PARTIES (CONTINUED)

The effective annual management fee for the periods ended November 30, 2002 for the Investor Class and C Class of International Growth, International Discovery,
Emerging Markets, and Global Growth was 1.25%, 1.53%, 2.00%, and 1.30%,
respectively, as applicable. The effective annual management fee for the year ended November 30, 2002 for the Advisor Class of International Growth,
International Discovery, Emerging Markets, and Global Growth was 1.00%, 1.28%,
1.75%, and 1.05%, respectively. The effective annual management fee for the year ended November 30, 2002 for the Institutional Class of International Growth,
International Discovery, Emerging Markets, and Global Growth was 1.05%, 1.33%,
1.80%, and 1.10%, respectively.

DISTRIBUTION AND SERVICE FEES -- The Board of Directors has adopted a Master
Distribution and Shareholder Services Plan for the Advisor Class and a Master
Distribution and Individual Shareholder Services Plan for the C Class
(collectively, the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the Advisor Class and C Class will pay American Century Investment
Services, Inc. (ACIS) an annual distribution fee equal to 0.25% and 0.75%, respectively, and an annual service fee equal to 0.25%. The fees are computed daily and paid monthly in arrears based on the Advisor Class's or C Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred in connection with distributing shares of the Advisor Class or C Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. The service fee provides compensation for shareholder and administrative services rendered by
ACIS, its affiliates or independent third party providers for Advisor Class shares and for individual shareholder services rendered by broker/dealers or other independent financial intermediaries for C Class shares. Fees incurred under the plans during the year ended November 30, 2002, are detailed in the
Statement of Operations.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American
Century Companies, Inc. (ACC), the parent of the corporation's investment manager, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services Corporation.

During the year ended November 30, 2002, the funds invested in a money market fund for temporary purposes, which was managed by J.P. Morgan Investment
Management, Inc. (JPMIM). JPMIM is a wholly owned subsidiary of J.P. Morgan
Chase & Co. (JPM). JPM is an equity investor in ACC. The funds have a bank line of credit agreement with JPM. The funds have a securities lending agreement with
JPMorgan Chase Bank (Chase). Chase is a wholly owned subsidiary of JPM.

3. INVESTMENT TRANSACTIONS

Investment transactions, excluding short-term investments, for the year ended
November 30, 2002, were as follows:

----------------------------------------------------------------------------------------------------
                       INTERNATIONAL    INTERNATIONAL      EMERGING       GLOBAL     INTERNATIONAL
                          GROWTH          DISCOVERY         MARKETS       GROWTH     OPPORTUNITIES
----------------------------------------------------------------------------------------------------
Purchases               $7,051,631       $2,400,233        $471,186      $675,675       $59,673
----------------------------------------------------------------------------------------------------
Proceeds from sales     $7,425,507       $2,500,200        $449,632      $687,572       $42,239
----------------------------------------------------------------------------------------------------

                                                                    (continued)

                                                                             51

Notes to Financial Statements

NOVEMBER 30, 2002 (Amounts In Thousands)

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the funds were as follows:

                                       INTERNATIONAL GROWTH       INTERNATIONAL DISCOVERY       EMERGING MARKETS
------------------------------------------------------------------------------------------------------------------
                                       SHARES        AMOUNT         SHARES       AMOUNT        SHARES     AMOUNT
------------------------------------------------------------------------------------------------------------------

INVESTOR CLASS
------------------------------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30, 2002
SHARES AUTHORIZED                     1,000,000                    400,000                    100,000
==================================================================================================================
Sold                                    513,726   $ 3,783,196        6,444    $  66,383       107,771   $468,610
---------------------------------
Issued in reinvestment
of distributions                          1,335        10,348           --          --            --         --
---------------------------------
Redeemed                               (573,378)   (4,242,434)     (16,964)    (171,191)     (104,968)  (454,975)
------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                 (58,317)  $  (448,890)     (10,520)   $(104,808)        2,803   $ 13,635
==================================================================================================================
YEAR ENDED NOVEMBER 30, 2001
SHARES AUTHORIZED                       900,000                    400,000                     50,000
==================================================================================================================
Sold                                    516,626   $ 4,768,910        7,274    $  86,411        48,267  $ 209,448
---------------------------------
Issued in reinvestment
of distributions                         47,617       506,189       12,292      158,931           571      2,678
---------------------------------
Redeemed                               (515,437)   (4,720,716)     (29,030)    (330,405)      (45,510)  (196,804)
------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                  48,806   $   554,383       (9,464)   $ (85,063)        3,328  $  15,322
==================================================================================================================

ADVISOR CLASS
------------------------------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30, 2002
SHARES AUTHORIZED                       100,000                      5,000        5,000
==================================================================================================================
Sold                                     89,618     $ 649,836            6        $  59         2,320    $10,194
---------------------------------
Issued in reinvestment
of distributions                             37           281           --           --            --         --
---------------------------------
Redeemed                                (86,331)     (631,278)         (13)        (130)       (2,172)    (9,613)
------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                   3,324     $  18,839           (7)       $ (71)          148    $   581
==================================================================================================================
YEAR ENDED NOVEMBER 30, 2001
SHARES AUTHORIZED                        75,000                      5,000                     12,500
==================================================================================================================
Sold                                     51,767     $ 462,609           11        $ 132           647    $ 2,759
---------------------------------
Issued in reinvestment
of distributions                          2,271        24,141            4           58             2          8
---------------------------------
Redeemed                                (42,888)     (379,100)         (27)        (311)         (492)    (2,153)
------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                  11,150     $ 107,650          (12)       $(121)          157    $   614
==================================================================================================================

                                                                    (continued)

Notes to Financial Statements

NOVEMBER 30, 2002 (Amounts In Thousands)

4. CAPITAL SHARE TRANSACTIONS (CONTINUED)

                                       INTERNATIONAL GROWTH       INTERNATIONAL DISCOVERY       EMERGING MARKETS
------------------------------------------------------------------------------------------------------------------
                                       SHARES        AMOUNT         SHARES       AMOUNT        SHARES     AMOUNT
------------------------------------------------------------------------------------------------------------------

INSTITUTIONAL CLASS
------------------------------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30, 2002
SHARES AUTHORIZED                       150,000                     75,000                     12,500
==================================================================================================================
Sold                                     69,870     $ 502,481        9,355      $  95,730       5,904    $26,133
---------------------------------
Issued in reinvestment
of distributions                            241         1,869           --             --          --         --
---------------------------------
Redeemed                                (74,690)     (540,428)     (13,600)      (140,349)     (5,255)   (22,215)
------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                  (4,579)    $ (36,078)      (4,245)     $ (44,619)        649    $ 3,918
==================================================================================================================
YEAR ENDED NOVEMBER 30, 2001
SHARES AUTHORIZED                       100,000                     50,000                     12,500
==================================================================================================================
Sold                                     46,033     $ 410,044        9,293       $109,912       1,229    $ 5,413
---------------------------------
Issued in reinvestment
of distributions                          4,635        49,267        2,137         27,699         166        782
---------------------------------
Redeemed                                (36,572)     (326,144)     (10,152)      (113,480)     (1,374)    (6,107)
------------------------------------------------------------------------------------------------------------------
Net increase                             14,096     $ 133,167        1,278      $  24,131          21    $    88
==================================================================================================================

C CLASS
------------------------------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30, 2002(1)
SHARES AUTHORIZED                        50,000                        N/A                     10,000
==================================================================================================================
Sold                                        137        $1,024                                      24       $101
---------------------------------
Redeemed                                    (17)         (115)                                     (9)       (33)
------------------------------------------------------------------------------------------------------------------
Net increase                                120        $  909                                      15       $ 68
==================================================================================================================
PERIOD ENDED NOVEMBER 30, 2001(2)
SHARES AUTHORIZED                        50,000                        N/A                     12,500
==================================================================================================================
Sold                                         18        $  145                                      --         --
==================================================================================================================

(1)  December 18, 2001 (commencement of sale) through November 30, 2002 for
     Emerging Markets.

(2)  June 4, 2001 (commencement of sale) through November 30, 2001 for
     International Growth.

                                                                    (continued)

                                                                             53

Notes to Financial Statements

NOVEMBER 30, 2002 (Amounts In Thousands)

4. CAPITAL SHARE TRANSACTIONS (CONTINUED)

                                              GLOBAL GROWTH             INTERNATIONAL OPPORTUNITIES
------------------------------------------------------------------------------------------------------
                                             SHARES        AMOUNT          SHARES       AMOUNT
------------------------------------------------------------------------------------------------------
INVESTOR CLASS
------------------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30, 2002
SHARES AUTHORIZED                           150,000                       200,000
======================================================================================================
Sold                                         76,175      $ 464,281          4,721       $24,986
---------------------------------
Redeemed                                    (80,677)      (492,089)        (1,428)       (6,902)
------------------------------------------------------------------------------------------------------
Net increase (decrease)                      (4,502)     $ (27,808)         3,293       $18,084
======================================================================================================
YEAR ENDED NOVEMBER 30, 2001(1)
SHARES AUTHORIZED                           135,000                       250,000
======================================================================================================
Sold                                         93,648      $ 667,575          1,388        $6,793
---------------------------------
Issued in reinvestment
of distributions                              3,579         29,565             --            --
---------------------------------
Redeemed                                   (100,379)      (715,489)           (38)         (167)
------------------------------------------------------------------------------------------------------
Net increase (decrease)                      (3,152)     $ (18,349)         1,350        $6,626
======================================================================================================

ADVISOR CLASS
------------------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30, 2002
SHARES AUTHORIZED                             5,000                           N/A
======================================================================================================
Sold                                            293        $ 1,811
---------------------------------
Redeemed                                       (294)        (1,743)
------------------------------------------------------------------------------------------------------
Net increase (decrease)                          (1)       $    68
======================================================================================================
YEAR ENDED NOVEMBER 30, 2001
SHARES AUTHORIZED                            10,000                           N/A
======================================================================================================
Sold                                          5,395        $39,591
---------------------------------
Issued in reinvestment
of distributions                                  3             22
---------------------------------
Redeemed                                     (5,332)       (38,965)
------------------------------------------------------------------------------------------------------
Net increase                                     66        $   648
======================================================================================================

INSTITUTIONAL CLASS
--------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30, 2002
SHARES AUTHORIZED                             5,000                        25,000
======================================================================================================
Sold                                            255        $ 1,482             --            --
------------------------------------------------------------------------
Redeemed                                       (279)        (1,645)            --            --
------------------------------------------------------------------------------------------------------
Net decrease                                    (24)       $  (163)            --            --
======================================================================================================
YEAR ENDED NOVEMBER 30, 2001
SHARES AUTHORIZED                            10,000                        50,000
======================================================================================================
Sold                                            304        $ 2,202             --             --
---------------------------------
Issued in reinvestment
of distributions                                 47            386             --             --
---------------------------------
Redeemed                                       (302)        (2,087)            --             --
------------------------------------------------------------------------------------------------------
Net increase                                     49        $   501             --             --
======================================================================================================

C CLASS
------------------------------------------------------------------------------------------------------
PERIOD ENDED NOVEMBER 30, 2002(2)
SHARES AUTHORIZED                            10,000                           N/A
======================================================================================================
Sold                                              5            $29
======================================================================================================
YEAR ENDED NOVEMBER 30, 2001
SHARES AUTHORIZED                            10,000                           N/A
======================================================================================================

(1)  June 1, 2001 (inception) through November 30, 2001 for International
     Opportunities.

(2)  March 1, 2002 (commencement of sale) through November 30, 2002 for Global
     Growth.

                                                                      (continued)

Notes to Financial Statements

NOVEMBER 30, 2002 (Amounts In Thousands)

5. SECURITIES LENDING

At November 30, 2002, securities in International Growth, International
Discovery, Emerging Markets, Global Growth, and International Opportunities
valued at $270,939, $160,095, $9,637, $12,380, and $981, respectively, were on loan through the lending agent, Chase, to certain approved borrowers. Chase receives and maintains collateral in the form of cash, U.S. Treasury or
Government Agency securities and/or letters of credit for the funds. The value of cash collateral received at period end is disclosed in the Statement of
Assets and Liabilities. The total value of all collateral received, at this date, was valued at $284,995, $166,836, $9,836, $12,883, and $1,008, respectively. The funds' risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, receipt of the collateral by the funds may be delayed or limited.

6. BANK LINE OF CREDIT

The funds, along with certain other funds managed by ACIM, have a $650 million unsecured bank line of credit agreement  with JPM, which was renewed to $620 million effective December 17, 2002. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The funds did not borrow from the line during the year ended November 30, 2002.

7. FEDERAL TAX INFORMATION

The tax character of distributions paid during the years ended November 30, 2002 and November 30, 2001 were as follows:

                              INTERNATIONAL GROWTH     INTERNATIONAL DISCOVERY
--------------------------------------------------------------------------------
                                2002        2001            2002        2001
--------------------------------------------------------------------------------

DISTRIBUTIONS PAID FROM

Ordinary income               $15,238     $117,384          --            --
--------------------------------------------------------------------------------
Long-term capital gains            --     $597,441          --       $199,058
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 EMERGING MARKETS             GLOBAL GROWTH
--------------------------------------------------------------------------------
                                 2002        2001           2002        2001
--------------------------------------------------------------------------------

DISTRIBUTIONS PAID FROM

Ordinary income                    --           --          --        $12,089
--------------------------------------------------------------------------------
Long-term capital gains            --       $3,572          --        $18,949
--------------------------------------------------------------------------------

International Opportunities made no distributions during the periods ended
November 30, 2002 and November 30, 2001.

The character of distributions made during  the year from net investment income or net  realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts.

                                                                    (continued)

                                                                             55

Notes to Financial Statements

NOVEMBER 30, 2002 (Amounts In Thousands)

7. FEDERAL TAX INFORMATION (CONTINUED)

As of November 30, 2002, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

---------------------------------------------------------------------------------------------------
                                                  INTERNATIONAL     INTERNATIONAL       EMERGING
                                                     GROWTH           DISCOVERY          MARKETS
---------------------------------------------------------------------------------------------------

COMPONENTS OF DISTRIBUTABLE
EARNINGS AND TAX COST

Federal tax cost of investments                    $2,713,201          $874,005          $94,769
===================================================================================================
Gross tax appreciation of investments                $197,843          $108,889          $ 8,733
---------------------------------------
Gross tax depreciation of investments                 (68,205)          (20,398)          (2,756)
---------------------------------------------------------------------------------------------------
Net tax appreciation of investments                  $129,638         $  88,491          $ 5,977
===================================================================================================
Net tax appreciation (depreciation)
of derivatives and translation
of assets and liabilities in
foreign currencies                                  $     350         $      79           $ (177)
---------------------------------------------------------------------------------------------------
Net tax appreciation                                 $129,988           $88,570           $5,800
===================================================================================================
Undistributed ordinary income                         $23,645            $1,837               --
---------------------------------------
Accumulated capital losses                        $(1,518,407)        $(150,148)        $(37,435)
---------------------------------------
Capital loss deferral                                $(41,116)         $(20,631)         $(1,696)
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                                                       GLOBAL        INTERNATIONAL
                                                                       GROWTH        OPPORTUNITIES
---------------------------------------------------------------------------------------------------

COMPONENTS OF DISTRIBUTABLE
EARNINGS AND TAX COST

Federal tax cost of investments                                       $200,145           $19,921
===================================================================================================
Gross tax appreciation of investments                                  $19,836            $1,764
---------------------------------------
Gross tax depreciation of investments                                   (4,663)             (481)
---------------------------------------------------------------------------------------------------
Net tax appreciation of investments                                    $15,173            $1,283
===================================================================================================
Net tax appreciation (depreciation)
of derivatives and translation
of assets and liabilities in
foreign currencies                                                     $     7               --
---------------------------------------------------------------------------------------------------
Net tax appreciation                                                   $15,180           $1,283
===================================================================================================
Undistributed ordinary income                                             $(36)             $46
---------------------------------------
Accumulated capital losses                                           $(108,994)         $(3,397)
---------------------------------------
Capital loss deferral                                                  $(4,876)           $(651)
---------------------------------------------------------------------------------------------------

The difference between book-basis and tax-basis unrealized appreciation
(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on certain forward foreign currency contracts, and on investments in passive foreign investment companies.

The accumulated capital losses listed above represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers expire in 2009 through 2010.

The capital loss deferrals represent net capital and currency losses incurred in the one-month period ended November 30, 2002. The funds have elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

                                                                    (continued)

Notes to Financial Statements

NOVEMBER 30, 2002 (Amounts In Thousands)

8. OTHER TAX INFORMATION (UNAUDITED)

The following information is provided pursuant to provisions of the Internal
Revenue Code.

For corporate taxpayers, 0.00% of the ordinary income distributions paid by
International Growth during the fiscal year ended November 30, 2002, qualify for the corporate dividends received deduction.

International Growth designates $7,405 as a foreign tax credit, which represents income derived from sources within, and taxes paid  to, foreign countries or possessions of the United States.

                                                                             57

International Growth - Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30
-------------------------------------------------------------------------------------------------------------
                                                                      INVESTOR CLASS
-------------------------------------------------------------------------------------------------------------
                                                 2002         2001         2000          1999         1998
-------------------------------------------------------------------------------------------------------------

PER-SHARE DATA

Net Asset Value, Beginning of Period             $7.86       $12.05       $13.02         $9.25        $9.22
-------------------------------------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------------
  Net Investment Income (Loss)(1)                 0.06         0.04        (0.02)        (0.01)        0.03
-----------------------------------------
  Net Realized and Unrealized Gain (Loss)        (1.20)       (2.50)       (0.22)         3.95         1.31
-------------------------------------------------------------------------------------------------------------
  Total From Investment Operations               (1.14)       (2.46)       (0.24)         3.94         1.34
-------------------------------------------------------------------------------------------------------------
Distributions
-----------------------------------------
  From Net Investment Income                     (0.03)          --        (0.01)        (0.02)       (0.03)
-----------------------------------------
  From Net Realized Gains                           --        (1.73)       (0.72)        (0.15)       (1.28)
-------------------------------------------------------------------------------------------------------------
  Total Distributions                            (0.03)       (1.73)       (0.73)        (0.17)       (1.31)
-------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                   $6.69        $7.86       $12.05        $13.02        $9.25
=============================================================================================================
  TOTAL RETURN(2)                               (14.54)%     (24.18)%      (2.47)%       43.22%       16.74%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets                              1.25%        1.21%        1.20%        1.27%        1.33%
-----------------------------------------
Ratio of Net Investment Income (Loss)
to Average Net Assets                              0.76%        0.48%      (0.16)%      (0.06)%        0.33%
-----------------------------------------
Portfolio Turnover Rate                             215%         178%         116%         117%         190%
-----------------------------------------
Net Assets, End of Period (in thousands)      $2,410,600   $3,290,867   $4,455,433   $3,701,903   $2,448,162
-------------------------------------------------------------------------------------------------------------

(1)  Computed using average shares outstanding throughout the period.

(2)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
     The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

International Growth - Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30
-------------------------------------------------------------------------------------------------------------
                                                                      ADVISOR CLASS
-------------------------------------------------------------------------------------------------------------
                                                 2002         2001         2000          1999         1998
-------------------------------------------------------------------------------------------------------------

PER-SHARE DATA

Net Asset Value, Beginning of Period             $7.83       $12.02       $12.99         $9.24        $9.20
-------------------------------------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------------
  Net Investment Income (Loss)(1)                 0.04         0.02        (0.05)        (0.04)        --(2)
-----------------------------------------
  Net Realized and Unrealized Gain (Loss)        (1.20)       (2.51)       (0.23)         3.94         1.33
-------------------------------------------------------------------------------------------------------------
  Total From Investment Operations               (1.16)       (2.49)       (0.28)         3.90         1.33
-------------------------------------------------------------------------------------------------------------
Distributions
-----------------------------------------
  From Net Investment Income                     (0.01)          --         --(2)         --(2)       (0.01)
-----------------------------------------
  From Net Realized Gains                           --        (1.70)       (0.69)        (0.15)       (1.28)
-------------------------------------------------------------------------------------------------------------
  Total Distributions                            (0.01)       (1.70)       (0.69)        (0.15)       (1.29)
-------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                   $6.66        $7.83       $12.02        $12.99        $9.24
=============================================================================================================
TOTAL RETURN(3)                                 (14.81)%     (24.45)%      (2.72)%       42.86%       16.58%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets                              1.50%        1.46%        1.45%        1.52%        1.58%
-----------------------------------------
Ratio of Net Investment Income (Loss)
to Average Net Assets                              0.51%        0.23%      (0.41)%      (0.31)%        0.08%
-----------------------------------------
Portfolio Turnover Rate                             215%         178%         116%         117%         190%
-----------------------------------------
Net Assets, End of Period (in thousands)        $196,949     $205,483     $181,263      $61,317      $21,635
-------------------------------------------------------------------------------------------------------------

(1)  Computed using average shares outstanding throughout the period.

(2)  Per-share amount was less than $0.005.

(3)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
     The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

                                                                             59

International Growth - Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30
-------------------------------------------------------------------------------------------------------------
                                                                    INSTITUTIONAL CLASS
-------------------------------------------------------------------------------------------------------------
                                                     2002       2001        2000          1999        1998
-------------------------------------------------------------------------------------------------------------

PER-SHARE DATA

Net Asset Value, Beginning of Period                $7.88      $12.07      $13.05        $9.28       $9.22
-------------------------------------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------------
  Net Investment Income(1)                           0.07        0.06        0.01         --(2)       0.05
-----------------------------------------
  Net Realized and Unrealized Gain (Loss)           (1.19)      (2.50)      (0.24)        3.96        1.32
-------------------------------------------------------------------------------------------------------------
  Total From Investment Operations                  (1.12)      (2.44)      (0.23)        3.96        1.37
-------------------------------------------------------------------------------------------------------------
Distributions
-----------------------------------------
  From Net Investment Income                        (0.05)         --       (0.03)       (0.04)      (0.03)
-----------------------------------------
  From Net Realized Gains                              --       (1.75)      (0.72)       (0.15)      (1.28)
-------------------------------------------------------------------------------------------------------------
  Total Distributions                               (0.05)      (1.75)      (0.75)       (0.19)      (1.31)
-------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                      $6.71       $7.88      $12.07       $13.05       $9.28
=============================================================================================================
  TOTAL RETURN(3)                                  (14.33)%    (23.96)%     (2.35)%      43.40%      17.14%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to
Average Net Assets                                    1.05%       1.01%       1.00%       1.07%       1.13%
-----------------------------------------
Ratio of Net Investment Income
to Average Net Assets                                 0.96%       0.68%       0.04%       0.14%       0.53%
-----------------------------------------
Portfolio Turnover Rate                                215%        178%        116%        117%        190%
-----------------------------------------
Net Assets, End of Period (in thousands)           $270,121    $353,399    $371,255    $132,031     $13,562
-------------------------------------------------------------------------------------------------------------

(1)  Computed using average shares outstanding throughout the period.

(2)  Per-share amount was less than $0.005.

(3)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
     The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

International Growth - Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
--------------------------------------------------------------------------------
                                                               C CLASS
--------------------------------------------------------------------------------
                                                        2002           2001(1)
================================================================================
PER-SHARE DATA

Net Asset Value, Beginning of Period                   $7.82           $9.16
--------------------------------------------------------------------------------
Income From Investment Operations
-------------------------------------------
  Net Investment Loss(2)                                --(3)          (0.04)
--------------------------------------------------------------------------------
  Net Realized and Unrealized Loss                     (1.22)          (1.30)
--------------------------------------------------------------------------------
  Total From Investment Operations                     (1.22)          (1.34)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                         $6.60           $7.82
================================================================================
  TOTAL RETURN(4)                                     (15.60)%        (14.63)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets                                    2.25%        2.23%(5)
-------------------------------------------
Ratio of Net Investment Loss
to Average Net Assets                                  (0.24)%      (0.99)%(5)
-------------------------------------------
Portfolio Turnover Rate                                   215%         178%(6)
-------------------------------------------
Net Assets, End of Period (in thousands)                  $912           $138
--------------------------------------------------------------------------------

(1)  June 4, 2001 (commencement of sale) through November 30, 2001.

(2)  Computed using average shares outstanding throughout the period.

(3)  Per-share amount was less than $0.005.

(4)  Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
     Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5)  Annualized.

(6)  Portfolio turnover is calculated at the fund level. Percentage indicated
     was calculated for the year ended November 30, 2001.

See Notes to Financial Statements.

                                                                             61

International Discovery -  Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30
-------------------------------------------------------------------------------------------------------------
                                                                       INVESTOR CLASS
-------------------------------------------------------------------------------------------------------------
                                               2002           2001          2000           1999        1998
-------------------------------------------------------------------------------------------------------------
PER-SHARE DATA

Net Asset Value, Beginning of Period          $10.13        $14.23         $15.20         $9.24       $8.54
-------------------------------------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------------
  Net Investment Income (Loss)(1)               0.03          0.01          (0.12)        (0.07)      (0.03)
-----------------------------------------
  Net Realized and Unrealized Gain (Loss)      (0.84)        (2.54)          0.03          6.06        1.22
-------------------------------------------------------------------------------------------------------------
Total From Investment Operations               (0.81)        (2.53)         (0.09)         5.99        1.19
-------------------------------------------------------------------------------------------------------------
Distributions
-----------------------------------------
  From Net Investment Income                      --            --             --            --       (0.02)
-----------------------------------------
  From Net Realized Gains                         --         (1.57)         (0.88)        (0.03)      (0.47)
-------------------------------------------------------------------------------------------------------------
Total Distributions                               --         (1.57)         (0.88)        (0.03)      (0.49)
-------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                 $9.32        $10.13         $14.23        $15.20       $9.24
=============================================================================================================
  TOTAL RETURN(2)                              (8.00)%      (20.17)%        (1.27)%       65.12%      14.79%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets                            1.53%         1.45%         1.36%         1.55%       1.64%
-----------------------------------------
Ratio of Net Investment Income (Loss)
to Average Net Assets                            0.35%         0.10%       (0.64)%       (0.65)%     (0.36)%
-----------------------------------------
Portfolio Turnover Rate                           224%          180%          113%          110%        178%
-----------------------------------------
Net Assets, End of Period (in thousands)      $841,706    $1,021,063    $1,568,872    $1,408,624    $781,551
-------------------------------------------------------------------------------------------------------------

(1)  Computed using average shares outstanding throughout the period.

(2)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
     The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

International Discovery - Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
------------------------------------------------------------------------------------------------------------
                                                                     ADVISOR CLASS
------------------------------------------------------------------------------------------------------------
                                                  2002        2001        2000         1999       1998(1)
------------------------------------------------------------------------------------------------------------

PER-SHARE DATA

Net Asset Value, Beginning of Period             $10.05      $14.17      $15.14       $9.22       $10.10
------------------------------------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------------
  Net Investment Income (Loss)(2)                  0.01        --(3)      (0.12)      (0.07)       (0.02)
-----------------------------------------
  Net Realized and Unrealized Gain (Loss)         (0.83)      (2.55)      (0.01)       6.02        (0.86)
------------------------------------------------------------------------------------------------------------
  Total From Investment Operations                (0.82)      (2.55)      (0.13)       5.95        (0.88)
------------------------------------------------------------------------------------------------------------
Distributions
-----------------------------------------
  From Net Realized Gains                            --       (1.57)      (0.84)      (0.03)          --
------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                    $9.23      $10.05      $14.17      $15.14        $9.22
============================================================================================================
  TOTAL RETURN(4)                                 (8.16)%    (20.43)%     (1.53)%     64.82%       (8.71)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets                               1.78%       1.70%       1.61%      1.80%      1.89%(5)
-----------------------------------------
Ratio of Net Investment Income (Loss)
to Average Net Assets                               0.10%     (0.15)%     (0.87)%    (0.90)%    (0.60)%(5)
-----------------------------------------
Portfolio Turnover Rate                              224%        180%        113%       110%       178%(6)
-----------------------------------------
Net Assets, End of Period (in thousands)             $153        $244        $509        $57          $11
------------------------------------------------------------------------------------------------------------

(1)  April 28, 1998 (commencement of sale) through November 30, 1998.

(2)  Computed using average shares outstanding throughout the period.

(3)  Per-share amount was less than $0.005.

(4)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5)  Annualized.

(6)  Portfolio turnover is calculated at the fund level. Percentage indicated
     was calculated for the year ended November 30, 1998.

See Notes to Financial Statements.

                                                                             63

International Discovery - Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
-------------------------------------------------------------------------------------------------------------
                                                                      INSTITUTIONAL CLASS
-------------------------------------------------------------------------------------------------------------
                                                    2002         2001        2000          1999       1998(1)
-------------------------------------------------------------------------------------------------------------

PER-SHARE DATA

Net Asset Value, Beginning of Period               $10.18       $14.26      $15.24        $9.25       $8.18
-------------------------------------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------------
  Net Investment Income (Loss)(2)                    0.06         0.04       (0.08)       (0.04)       --(3)
-----------------------------------------
  Net Realized and Unrealized Gain (Loss)           (0.85)       (2.55)       0.01         6.06        1.07
-------------------------------------------------------------------------------------------------------------
  Total From Investment Operations                  (0.79)       (2.51)      (0.07)        6.02        1.07
-------------------------------------------------------------------------------------------------------------
Distributions
-----------------------------------------
  From Net Realized Gains                              --        (1.57)      (0.91)       (0.03)         --
-------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                      $9.39       $10.18      $14.26       $15.24       $9.25
=============================================================================================================
  TOTAL RETURN(4)                                   (7.76)%     (19.97)%     (1.13)%      65.37%      13.08%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets                                  1.33%       1.25%       1.16%       1.35%    1.44%(5)
-----------------------------------------
Ratio of Net Investment Income (Loss)
to Average Net Assets                                  0.55%       0.30%     (0.44)%     (0.45)%       --(5)
-----------------------------------------
Portfolio Turnover Rate                                 224%        180%        113%        110%     178%(6)
-----------------------------------------
Net Assets, End of Period (in thousands)            $137,358    $192,155    $250,930    $182,222    $60,918
-------------------------------------------------------------------------------------------------------------

(1)  January 2, 1998 (commencement of sale) through November 30, 1998.

(2)  Computed using average shares outstanding throughout the period.

(3)  Per-share amount was less than $0.005.

(4)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5)  Annualized.

(6)  Portfolio turnover is calculated at the fund level. Percentage indicated
     was calculated for the year ended November 30, 1998.

See Notes to Financial Statements.

Emerging Markets - Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30
---------------------------------------------------------------------------------------------------------
                                                                     INVESTOR CLASS
---------------------------------------------------------------------------------------------------------
                                                     2002       2001       2000        1999      1998
---------------------------------------------------------------------------------------------------------

PER-SHARE DATA

Net Asset Value, Beginning of Period                $4.06      $4.68      $5.62       $3.49     $4.15
---------------------------------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------------
  Net Investment Loss(1)                            (0.02)     (0.02)     (0.06)      (0.01)     --(2)
-----------------------------------------
  Net Realized and Unrealized Gain (Loss)           (0.43)     (0.43)     (0.88)       2.14     (0.66)
---------------------------------------------------------------------------------------------------------
  Total From Investment Operations                  (0.45)     (0.45)     (0.94)       2.13     (0.66)
---------------------------------------------------------------------------------------------------------
Distributions
-----------------------------------------
  From Net Realized Gains                              --      (0.17)        --          --        --
---------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                      $3.61      $4.06      $4.68       $5.62     $3.49
=========================================================================================================
  TOTAL RETURN(3)                                  (10.86)%   (10.28)%   (16.73)%     61.03%   (15.90)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets                                 2.05%      2.00%      2.00%      2.00%      2.00%
-----------------------------------------
Ratio of Net Investment Loss
to Average Net Assets                               (0.37)%    (0.27)%    (0.88)%    (0.33)%    (0.03)%
-----------------------------------------
Portfolio Turnover Rate                                387%       326%       196%       168%       270%
-----------------------------------------
Net Assets, End of Period (in thousands)            $81,756    $80,422    $77,279    $82,359    $21,124
---------------------------------------------------------------------------------------------------------

(1)  Computed using average shares outstanding throughout the period.

(2)  Per-share amount was less than $0.005.

(3)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
     The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

                                                                             65

Emerging Markets - Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
--------------------------------------------------------------------------------------------------
                                                                   ADVISOR CLASS
--------------------------------------------------------------------------------------------------
                                                    2002         2001         2000        1999(1)
--------------------------------------------------------------------------------------------------

PER-SHARE DATA

Net Asset Value, Beginning of Period               $4.03        $4.66        $5.61         $4.44
--------------------------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------------
  Net Investment Loss(2)                           (0.01)       (0.04)       (0.08)         --(3)
-----------------------------------------
  Net Realized and Unrealized Gain (Loss)          (0.44)       (0.42)       (0.87)         1.17
--------------------------------------------------------------------------------------------------
  Total From Investment Operations                 (0.45)       (0.46)       (0.95)         1.17
--------------------------------------------------------------------------------------------------
Distributions
-----------------------------------------
  From Net Realized Gains                             --        (0.17)          --            --
--------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                     $3.58        $4.03        $4.66         $5.61
==================================================================================================
TOTAL RETURN(4)                                   (11.17)%     (10.32)%     (16.93)%       26.35%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets                                2.30%        2.25%        2.25%     2.25%(5)
-----------------------------------------
Ratio of Net Investment Income (Loss)
to Average Net Assets                              (0.62)%      (0.52)%      (1.13)%     0.02%(5)
-----------------------------------------
Portfolio Turnover Rate                               387%         326%         196%      168%(6)
-----------------------------------------
Net Assets, End of Period (in thousands)            $1,254         $815         $212        $143
--------------------------------------------------------------------------------------------------

(1)  May 12, 1999 (commencement of sale) through November 30, 1999.

(2)  Computed using average shares outstanding throughout the period.

(3)  Per-share amount was less than $0.005.

(4)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
     The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5)  Annualized.

(6)  Portfolio turnover is calculated at the fund level. Percentage indicated
     was calculated for the year ended November 30, 1999.

See Notes to Financial Statements.

Emerging Markets - Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
--------------------------------------------------------------------------------------------------
                                                                    INSTITUTIONAL CLASS
--------------------------------------------------------------------------------------------------
                                                   2002        2001        2000           1999(1)
--------------------------------------------------------------------------------------------------

PER-SHARE DATA

Net Asset Value, Beginning of Period              $4.08       $4.70       $5.63           $3.39
--------------------------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------------
  Net Investment Loss(2)                           --(3)      (0.01)      (0.05)           --(3)
-----------------------------------------
  Net Realized and Unrealized Gain (Loss)         (0.44)      (0.44)      (0.88)           2.24
--------------------------------------------------------------------------------------------------
  Total From Investment Operations                (0.44)      (0.45)      (0.93)           2.24
--------------------------------------------------------------------------------------------------
Distributions
-----------------------------------------
  From Net Realized Gains                            --       (0.17)         --              --
--------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                    $3.64       $4.08       $4.70           $5.63
==================================================================================================
  TOTAL RETURN(4)                                (10.78)%    (10.01)%    (16.52)%         66.08%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets                               1.85%       1.80%       1.80%       1.80%(5)
-----------------------------------------
Ratio of Net Investment Loss
to Average Net Assets                             (0.17)%     (0.07)%     (0.68)%     (0.05)%(5)
-----------------------------------------
Portfolio Turnover Rate                              387%        326%        196%        168%(6)
-----------------------------------------
Net Assets, End of Period (in thousands)          $18,969     $18,602     $21,330       $16,507
--------------------------------------------------------------------------------------------------

(1)  January 28, 1999 (commencement of sale) through November 30, 1999.

(2)  Computed using average shares outstanding throughout the period.

(3)  Per-share amount was less than $0.005.

(4)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with
     SEC guidelines and does not result in any gain or loss of value between one class and another.

(5)  Annualized.

(6)  Portfolio turnover is calculated at the fund level. Percentage indicated
     was calculated for the year ended November 30, 1999.

See Notes to Financial Statements.

                                                                             67

Emerging Markets - Financial Highlights

For a Share Outstanding Throughout the Period Indicated
-------------------------------------------------------------------------------
                                                                    C CLASS
-------------------------------------------------------------------------------
                                                                     2002(1)
-------------------------------------------------------------------------------

PER-SHARE DATA

Net Asset Value, Beginning of Period                                  $4.24
-------------------------------------------------------------------------------
Income From Investment Operations
----------------------------------------------------
 Net Investment Loss(2)                                               (0.04)
----------------------------------------------------
 Net Realized and Unrealized Loss                                     (0.62)
-------------------------------------------------------------------------------
 Total From Investment Operations                                     (0.66)
-------------------------------------------------------------------------------
Net Asset Value, End of Period                                        $3.58
===============================================================================
  TOTAL RETURN(3)                                                    (15.57)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets                    3.05%(4)
----------------------------------------------------
Ratio of Net Investment Loss to Average Net Assets                 (1.10)%(4)
----------------------------------------------------
Portfolio Turnover Rate                                               387%(5)
----------------------------------------------------
Net Assets, End of Period (in thousands)                                 $54
-------------------------------------------------------------------------------

(1)  December 18, 2001 (commencement of sale) through November 30, 2002.

(2)  Computed using average shares outstanding throughout the period.

(3)  Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
     Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4)  Annualized.

(5)  Portfolio turnover is calculated at the fund level. Percentage indicated
     was calculated for the year ended November 30, 2002.

See Notes to Financial Statements.

Global Growth - Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
-------------------------------------------------------------------------------------------------------
                                                                      INVESTOR CLASS
-------------------------------------------------------------------------------------------------------
                                                       2002         2001          2000        1999(1)
-------------------------------------------------------------------------------------------------------

PER-SHARE DATA

Net Asset Value, Beginning of Period                  $6.18        $8.73         $8.33         $5.00
-------------------------------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------------
  Net Investment Income (Loss)(2)                      0.01         --(3)        (0.05)        (0.01)
-----------------------------------------
  Net Realized and Unrealized Gain (Loss)             (0.80)       (1.90)         0.81          3.34
-------------------------------------------------------------------------------------------------------
  Total From Investment Operations                    (0.79)       (1.90)         0.76          3.33
-------------------------------------------------------------------------------------------------------
Distributions
-----------------------------------------
  From Net Realized Gains                                --        (0.65)        (0.36)           --
-------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                        $5.39        $6.18         $8.73         $8.33
=======================================================================================================
  TOTAL RETURN(4)                                    (12.78)%     (23.62)%        8.81%        66.60%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets                                   1.32%        1.30%        1.30%         1.30%
-----------------------------------------
Ratio of Net Investment Income (Loss)
to Average Net Assets                                   0.13%      (0.06)%      (0.48)%       (0.20)%
-----------------------------------------
Portfolio Turnover Rate                                  278%         232%         123%          133%
-----------------------------------------
Net Assets, End of Period (in thousands)             $213,314     $272,402     $412,631      $233,823
-------------------------------------------------------------------------------------------------------

(1)  December 1, 1998 (inception) through November 30, 1999.

(2)  Computed using average shares outstanding throughout the period.

(3)  Per-share amount was less than $0.005.

(4)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with
     SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

                                                                             69

Global Growth - Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
-------------------------------------------------------------------------------------------------------
                                                                       ADVISOR CLASS
-------------------------------------------------------------------------------------------------------
                                                       2002         2001          2000         1999(1)
-------------------------------------------------------------------------------------------------------

PER-SHARE DATA

Net Asset Value, Beginning of Period                  $6.16        $8.72         $8.31          $5.58
-------------------------------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------------
  Net Investment Loss(2)                              (0.01)        --(3)        (0.06)         (0.03)
-----------------------------------------
Net Realized and Unrealized Gain (Loss)               (0.79)       (1.93)         0.82           2.76
-------------------------------------------------------------------------------------------------------
  Total From Investment Operations                    (0.80)       (1.93)         0.76           2.73
-------------------------------------------------------------------------------------------------------
Distributions
-----------------------------------------
  From Net Realized Gains                                --        (0.63)        (0.35)            --
-------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                        $5.36        $6.16         $8.72          $8.31
=======================================================================================================
  TOTAL RETURN(4)                                    (12.99)%     (23.97)%        8.79%         48.92%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets                                   1.57%        1.55%        1.55%      1.55%(5)
-----------------------------------------
Ratio of Net Investment Loss
to Average Net Assets                                 (0.12)%      (0.31)%      (0.73)%    (0.40)%(5)
-----------------------------------------
Portfolio Turnover Rate                                  278%         232%         123%       133%(6)
-----------------------------------------
Net Assets, End of Period (in thousands)                 $537         $623         $301         $112
-------------------------------------------------------------------------------------------------------

(1)  February 5, 1999 (commencement of sale) through November 30, 1999.

(2)  Computed using average shares outstanding throughout the period.

(3)  Per-share amount was less than $0.005.

(4)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5)  Annualized.

(6)  Portfolio turnover is calculated at the fund level. Percentage indicated
     was calculated for the year ended November 30, 1999.

See Notes to Financial Statements.

Global Growth - Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
--------------------------------------------------------------------------------------------
                                                             INSTITUTIONAL CLASS
--------------------------------------------------------------------------------------------
                                                      2002           2001         2000(1)
--------------------------------------------------------------------------------------------

PER-SHARE DATA

Net Asset Value, Beginning of Period                 $6.19          $8.74          $9.73
--------------------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------------
  Net Investment Income (Loss)(2)                     0.02           0.01          (0.01)
-----------------------------------------
  Net Realized and Unrealized Gain (Loss)            (0.80)         (1.90)         (0.98)
--------------------------------------------------------------------------------------------
  Total From Investment Operations                   (0.78)         (1.89)         (0.99)
--------------------------------------------------------------------------------------------
Distributions
-----------------------------------------
  From Net Realized Gains                               --          (0.66)            --
--------------------------------------------------------------------------------------------
Net Asset Value, End of Period                       $5.41          $6.19          $8.74
============================================================================================
  TOTAL RETURN(3)                                   (12.60)%       (23.53)%       (10.17)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets                                  1.12%          1.10%       1.10%(4)
-----------------------------------------
Ratio of Net Investment Income (Loss)
to Average Net Assets                                  0.33%          0.14%     (0.43)%(4)
-----------------------------------------
Portfolio Turnover Rate                                 278%           232%        123%(5)
-----------------------------------------
Net Assets, End of Period (in thousands)              $3,288         $3,907        $5,090
--------------------------------------------------------------------------------------------

(1)  August 1, 2000 (commencement of sale) through November 30, 2000.

(2)  Computed using average shares outstanding throughout the period.

(3)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
      The calculation of net asset values to two decimal places is made in accordance between one class and another.

(4)  Annualized.

(5)  Portfolio turnover is calculated at the fund level. Percentage indicated
     was calculated for the year ended November 30, 2000.

See Notes to Financial Statements.

                                                                             71

Global Growth - Financial Highlights

For a Share Outstanding Throughout the Period Indicated
--------------------------------------------------------------------------------
                                                                     C CLASS
--------------------------------------------------------------------------------
                                                                     2002(1)
--------------------------------------------------------------------------------

PER-SHARE DATA

Net Asset Value, Beginning of Period                                  $6.14
--------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------------------------
 Net Investment Loss(2)                                               (0.03)
-----------------------------------------------------
 Net Realized and Unrealized Loss                                     (0.76)
--------------------------------------------------------------------------------
 Total From Investment Operations                                     (0.79)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                        $5.35
================================================================================
  TOTAL RETURN(3)                                                    (12.87)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets                    2.32%(4)
-----------------------------------------------------
Ratio of Net Investment Loss to Average Net Assets                 (0.60)%(4)
-----------------------------------------------------
Portfolio Turnover Rate                                               278%(5)
-----------------------------------------------------
Net Assets, End of Period (in thousands)                                 $25
--------------------------------------------------------------------------------

(1)  March 1, 2002 (commencement of sale) through November 30, 2002.

(2)  Computed using average shares outstanding throughout the period.

(3)  Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
     Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4)  Annualized.

(5)  Portfolio turnover is calculated at the fund level. Percentage indicated
     was calculated for the year ended November 30, 2002.

See Notes to Financial Statements.

International Opportunities - Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
--------------------------------------------------------------------------------
                                                          INVESTOR CLASS
--------------------------------------------------------------------------------
                                                       2002          2001(1)
--------------------------------------------------------------------------------

PER-SHARE DATA

Net Asset Value, Beginning of Period                  $4.87           $5.00
--------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------------
  Net Investment Income (Loss)(2)                      0.02           (0.02)
-----------------------------------------
  Net Realized and Unrealized Loss                    (0.16)          (0.11)
--------------------------------------------------------------------------------
  Total From Investment Operations                    (0.14)          (0.13)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                        $4.73           $4.87
================================================================================
  TOTAL RETURN(3)                                     (2.87)%         (2.60)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets                                   2.01%       2.00%(4)
-----------------------------------------
Ratio of Net Investment Income (Loss)
to Average Net Assets                                   0.30%     (0.75)%(4)
-----------------------------------------
Portfolio Turnover Rate                                  257%          147%
-----------------------------------------
Net Assets, End of Period (in thousands)              $21,977        $6,569
--------------------------------------------------------------------------------

(1)  June 1, 2001 (inception) through November 30, 2001.

(2)  Computed using average shares outstanding throughout the period.

(3)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year and not annualized.

(4)  Annualized.

See Notes to Financial Statements.

                                                                             73

Independent Auditors' Report

The Board of Directors and Shareholders, American Century World Mutual Funds,
Inc:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of International Growth Fund, International
Discovery Fund, Emerging Markets Fund, Global Growth Fund, and International
Opportunities Fund, (collectively the "Funds"), five of the funds comprising
American Century World Mutual Funds, Inc., as of November 30, 2002, and the
related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended (for the year then ended and for the period from June 1, 2001 (inception) through
November 30, 2001 for International Opportunities Fund), and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at November 30, 2002 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of
International Growth Fund, International Discovery Fund, Emerging Markets Fund,
Global Growth Fund, and International Opportunities Fund as of November 30,
2002,  the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended (for the year then ended and for the period from June 1, 2001 (inception) through
November 30, 2001 for International Opportunities Fund), and their financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
January 13, 2003

Management

The individuals listed below serve as directors or officers of the funds.  Those listed as interested directors  are "interested" primarily by virtue  of their engagement as officers of American Century Companies, Inc. (ACC) or its wholly-owned subsidiaries, including the funds' investment advisor, American
Century Investment Management, Inc. (ACIM); the funds' principal underwriter,
American Century Investment Services, Inc. (ACIS); and the funds' transfer agent, American Century Services Corporation (ACSC).

The other directors (more than  two-thirds of the total number) are independent;
that is, they are not employees or officers of, and have no financial interest in, ACC or any of its wholly-owned subsidiaries, including ACIM, ACIS, and ACSC.

All persons named as officers of the funds also serve in similar capacities for other funds advised by ACIM. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds.

INDEPENDENT DIRECTORS

THOMAS A. BROWN (62)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 21

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Strategic Account Implementation
Manager, Applied Industrial Technologies, Inc., a corporation engaged in the sale of bearings and power transmission products

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

ROBERT W. DOERING, M.D. (70)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director Emeritus(1)

LENGTH OF TIME SERVED (YEARS): less than 1 year

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly a general surgeon

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

ANDREA C. HALL, PH.D. (57)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 4

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, Midwest
Research Institute

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Midwest Research Institute
-------------------------------------------------------------------------------

D.D. (DEL) HOCK (67)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 5

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Chairman, Public
Service Company of Colorado

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37

OTHER DIRECTORSHIPS HELD BY DIRECTOR:  Director, Allied Motion Technologies,
Inc. and  J.D. Edwards & Company
-------------------------------------------------------------------------------

(1)  Dr. Robert Doering resigned as full-time director, effective November 5,
     2001, after serving in such capacity for 33 years. Dr. Doering continues to serve the board in an advisory capacity. His position as Director
     Emeritus is an advisory position and involves attendance at one board meeting per year to review prior year-end results for the funds.
     He receives all regular board communications, including monthly mailings, industry newsletters, email communications, and company information, but not quarterly board and committee materials relating to meetings that he does not attend. Dr. Doering is not a director or a member of the board and has no voting power relating to any matters relating to fund operations. He is not an interested person of the funds or ACIM.
     He receives an annual stipend of $2,500 for his services.

                                                                    (continued)

                                                                             75

Management

INDEPENDENT DIRECTORS (CONTINUED)

DONALD H. PRATT (64)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director, Vice Chairman of the Board

LENGTH OF TIME SERVED (YEARS): 6

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman of the Board, Butler
Manufacturing Company

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Butler Manufacturing Company;
Director, Atlas-Copco, North America Inc.
--------------------------------------------------------------------------------

GALE E. SAYERS (59)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 1

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Chief Executive Officer,
and Founder, Sayers Computer Source

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------

M. JEANNINE STRANDJORD (55)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 7

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President,
Finance--Global Markets Group, Sprint Corporation

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, DST Systems, Inc.
-------------------------------------------------------------------------------

TIMOTHY S. WEBSTER (41) 4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): less than 1 year

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, American Italian Pasta Company

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
-------------------------------------------------------------------------------

INTERESTED DIRECTORS

JAMES E. STOWERS, JR. (78)(1)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director, Chairman of the Board

LENGTH OF TIME SERVED (YEARS): 43

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Director, and controlling shareholder, ACC; Chairman, ACIM, ACSC, and other ACC subsidiaries; Director,
ACIM, ACSC, and other ACC subsidiaries

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------

JAMES E. STOWERS III (43)(1)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 11

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:  Co-Chairman, ACC (September 2000
to present); Chief Executive Officer, ACC (June 1996 to September 2000); Chief
Executive Officer, ACIM, ACSC, and other ACC subsidiaries; Director, ACC, ACIM,
ACSC, and other ACC subsidiaries

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
-------------------------------------------------------------------------------

(1)  James E. Stowers, Jr. is the father of James E. Stowers III.

                                                                    (continued)

Management

OFFICERS

WILLIAM M. LYONS (47)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: President

LENGTH OF TIME SERVED (YEARS): 1

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Executive Officer, ACC and
other ACC subsidiaries (September 2000 to present); President, ACC (June 1997 to present); Chief Operating Officer, ACC (June 1996 to September 2000);
General Counsel, ACC, ACIM, ACIS, ACSC, and other ACC subsidiaries (June 1989 to June 1998);  Also serves as: Executive Vice President and Chief Operating
Officer, ACIM, ACIS, ACSC, and other ACC subsidiaries, and Executive Vice
President of other ACC subsidiaries
--------------------------------------------------------------------------------

ROBERT T. JACKSON (56)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Executive Vice President

LENGTH OF TIME SERVED (YEARS): 6

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Administrative Officer, ACC
(August 1997 to present); Chief Financial Officer, ACC (May 1995 to October
2002); President, ACSC (January 1999 to present); Executive Vice President, ACC
(May 1995 to present); Also serves as: Executive Vice President and Chief
Financial Officer, ACIM, ACIS, and other ACC subsidiaries, and Treasurer of ACC and other ACC subsidiaries
--------------------------------------------------------------------------------

MARYANNE ROEPKE, CPA (46)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Senior Vice President, Treasurer, and Chief
Accounting Officer

LENGTH OF TIME SERVED (YEARS): 1

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President and Assistant
Treasurer, ACSC
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

DAVID C. TUCKER (44)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Senior Vice President and General Counsel

LENGTH OF TIME SERVED (YEARS): 3

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, ACIM, ACIS,
ACSC, and other ACC subsidiaries (June 1998 to present); General Counsel, ACC,
ACIM, ACIS, ACSC, and other ACC subsidiaries (June 1998 to present); Consultant to mutual fund industry (May 1997 to April 1998)
--------------------------------------------------------------------------------

ROBERT LEACH (36)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Controller

LENGTH OF TIME SERVED (YEARS): 4

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACSC
(February 2000 to present); Controller-Fund Accounting, ACSC
--------------------------------------------------------------------------------

C. JEAN WADE (38)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Controller

LENGTH OF TIME SERVED (YEARS): 8

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACSC
(February 2000 to present); Controller-Fund Accounting, ACSC
--------------------------------------------------------------------------------

JON ZINDEL (35)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Tax Officer

LENGTH OF TIME SERVED (YEARS): 4

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, Corporate Tax, ACSC
(April 1998 to present); Vice President, ACIM, ACIS, and other ACC subsidiaries
(April 1999 to present); President, American Century Employee Benefit Services,
Inc. (January 2000 to December 2000); Treasurer, American Century Employee
Benefit Services, Inc. (December 2000 to present); Treasurer, American Century
Ventures, Inc. (December 1999 to January 2001); Director of Taxation, ACSC
(July 1996 to April 1998)
-------------------------------------------------------------------------------

The SAI has additional information about the funds' directors and is available without charge upon request by calling 1-800-345-2021.

                                                                             77

Share Class Information

Four classes of shares are authorized for sale by International Growth, Emerging
Markets, and Global Growth: Investor Class, Advisor Class, Institutional Class,
and C Class. Three classes of shares are authorized for sale by International
Discovery: Investor Class, Advisor Class, and Institutional Class. Two classes of shares are authorized for sale by International Opportunities: Investor Class and Institutional Class.

INVESTOR CLASS shares are available for purchase directly from American Century without any commissions or other fees. Investors who buy Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee.

ADVISOR CLASS shares are sold through banks, broker-dealers, insurance companies and financial advisors. Advisor Class shares are subject to a 0.50%  Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which
Advisor Class shares are purchased. The total expense ratio of Advisor Class shares is 0.25% higher than the total expense ratio of Investor Class shares.

INSTITUTIONAL CLASS shares are available to endowments, foundations, defined benefit pension plans or financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional  customers and others who invest at least $5 million in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the total expense ratio of Institutional Class shares is 0.20% less than the total expense ratio of Investor Class shares.

C CLASS shares are sold primarily through employer-sponsored retirement plans or through institutions such as banks, broker-dealers, and insurance companies. C
Class shares are subject to a Rule 12b-1 service and distribution fee of 1.00%
for equity funds and 0.75% for fixed income funds. 0.25% of that fee is available to pay for individual shareholder and administrative services and the remainder is available to pay for distribution services provided by the financial intermediary through which  C Class shares are purchased. The total expense ratio of C Class shares is higher than the total expense ratio of
Investor Class shares by 1.00% for equity funds and 0.75% for fixed income funds.

All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

Retirement Account Information

As required by law, any distributions you receive from an IRA and certain 403(b)
distributions [not eligible for rollover to an IRA or to another  qualified plan] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you do not want us to withhold on this amount, you must notify us not to withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you do not have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

                                                                             79

Background Information

PORTFOLIO MANAGERS

-------------------------------------------------------------------------------
INTERNATIONAL GROWTH
-------------------------------------------------------------------------------
    Henrik Strabo
-------------------------------------------------------------------------------
    Mark Kopinski
-------------------------------------------------------------------------------
    Keith Creveling
-------------------------------------------------------------------------------

INTERNATIONAL DISCOVERY
-------------------------------------------------------------------------------
    Mark Kopinski
-------------------------------------------------------------------------------
    Brian Brady
-------------------------------------------------------------------------------
    Trevor Gurwich
-------------------------------------------------------------------------------

EMERGING MARKETS
-------------------------------------------------------------------------------
    Michael Donnelly, CFA
-------------------------------------------------------------------------------
    Raymond Kong
-------------------------------------------------------------------------------

GLOBAL GROWTH
-------------------------------------------------------------------------------
    Henrik Strabo
-------------------------------------------------------------------------------
    Matt Hudson
-------------------------------------------------------------------------------

INTERNATIONAL OPPORTUNITIES
-------------------------------------------------------------------------------
    Lynn Schroeder
-------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY  AND POLICIES

American Century offers more than a dozen growth funds, including domestic equity, specialty, international, and global. The philosophy behind these growth funds focuses on three important principles. First, the funds seek to own companies whose earnings and revenues are growing at an accelerating rate.
Second, we attempt to keep the funds fully invested, regardless of short-term market activity. Experience has shown that market gains can occur in unpredictable spurts and that missing those opportunities can significantly limit the potential for gain. Third, the funds are managed by teams, rather than by one "star." We believe this allows us to make better, more consistent management decisions.

In addition to these principles, each fund has its own investment policies:

INTERNATIONAL GROWTH invests primarily in the equity securities of foreign companies. These companies will be located primarily in developed countries.

INTERNATIONAL DISCOVERY invests primarily in equity securities of companies that are small- to medium-sized at the time of purchase and are located in foreign developed countries or emerging market countries.

EMERGING MARKETS invests primarily in the equity securities of companies in emerging market countries. The companies may be located in emerging market countries or may derive a significant portion of their business from emerging market countries. This fund may experience greater share price fluctuation and short-term risk than either International Growth or International Discovery.

GLOBAL GROWTH invests primarily in equity securities of both U.S. and foreign companies. These companies will be primarily in developed countries.

INTERNATIONAL OPPORTUNITIES invests primarily in equity securities of companies that are small-sized at the time of purchase and are located in foreign developed countries or emerging market countries.

International investing involves special risks, including political instability and economic risk. Investing in emerging markets may accentuate these risks.
Historically, share prices of small companies have been more volatile than those of large companies.

                                                                    (continued)

Background Information

COMPARATIVE INDICES

The following indices are used in the report to serve as fund performance comparisons. They are not investment products available for purchase.

MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) has developed several indices that measure the performance of foreign stock markets. The best known is the Europe,
Australasia, Far East Index (EAFE(reg.tm)), which is a widely followed group of stocks from 20 countries. Within this index are two narrower indices, MSCI
EUROPE and MSCI FAR EAST, which measure stock performance in 14 European countries and four Asian countries, respectively.

The MSCI EMERGING MARKETS FREE INDEX (EMF(reg.sm)) represents the performance of stocks in 26 emerging market countries in Europe, Latin America, and the
Pacific Basin. Within this index is a narrower index, MSCI EMERGING LATIN
AMERICA, which measures the performance of stocks in seven Latin American countries.

The MSCI WORLD FREE INDEX represents the performance of stocks in developed market countries (including the United States) that are available for purchase by global investors.

The SALOMON SMITH BARNEY EXTENDED MARKET INDEX (SSB EMI) represents the global small-capitalization stock universe. The SSB EMI GROWTH WORLD EX U.S. INDEX is a subset of the SSB EMI. The Growth designation is based on a stock's relative magnitude of three growth characteristics: 5-year historical earnings per share growth rate; 5-year historical sales per share growth rate; and 5-year average annual internal growth rate. The World ex U.S. designation indicates that the companies included in the index are located in 49 countries worldwide, excluding the United States.

                                                                             81

Glossary

AVERAGE ANNUAL RETURNS--the annually compounded returns that would have produced a fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the fund's "Financial
Highlights."

BLUE CHIP STOCKS--stocks of the most established companies in American industry.
They are generally large, fairly stable companies that have demonstrated consistent earnings  and usually have long-term growth potential. Examples include General Electric and Coca-Cola.

CYCLICAL STOCKS--generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers, and textile operators.

GROWTH STOCKS--stocks of companies that have experienced above-average earnings growth and are expected to continue such growth. These stocks often sell at high
P/E ratios. Examples can include the stocks of high-tech and health care companies.

LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS--the stocks of companies with market capitalizations (the total value of a company's outstanding stock) more than
$9.2 billion. This is Lipper's  market capitalization breakpoint as of November
30, 2002, although it may be subject to change based on market fluctuations.
The Dow Jones Industrial Average and the S&P 500 Index generally consist of stocks in this range.

MEDIAN MARKET CAPITALIZATION-- market capitalization (market cap) is the total value of a company's stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS--the stocks of companies with market capitalizations (the total value of a company's outstanding stock) between $2.1 billion and $9.2 billion. This is Lipper's market capitalization breakpoint as of Novermber 30, 2002, although it may be subject to change based on market fluctuations. The  S&P MidCap 400 Index and Russell 2500 Index generally consist of stocks in this range.

NUMBER OF HOLDINGS--the number of securities, excluding temporary investments, held by a fund on a given date.

PORTFOLIO TURNOVER--the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

                                                                    (continued)

Glossary

PRICE/BOOK RATIO--a stock value measurement calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is calculated by subtracting a company's liabilities from its assets, then dividing that value by the number of outstanding shares.)

PRICE/EARNINGS (P/E) RATIO--a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.)
When this figure is weighted, the impact of each company's P/E ratio is in proportion to the percentage of the fund that the company represents.

SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS--the stocks of companies with market capitalizations (the total value of a company's outstanding stock) less than
$2.1 billion. This is Lipper's  market capitalization breakpoint as of November
30, 2002, although it may be subject to change based on market fluctuations.
The S&P 600 Index and the Russell 2000 Index generally consist of stocks in this range.

TOTAL RETURN--the overall percentage change in the value of a hypothetical investment in the fund, assuming all of the fund's distributions are reinvested.

VALUE STOCKS--generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low P/E ratios.

WEIGHTED AVERAGE MARKET CAPITALIZATION--average market capitalization represents the average value of the companies held in a portfolio. When that figure is weighted, the impact of each company's capitalization on the overall average is proportional to the total market value of its shares.

FUND CLASSIFICATIONS

Please be aware that a fund's category may change over time. Therefore, it is important that you read the fund's prospectus carefully before investing  to ensure its objectives, policies, and risk potential are consistent with  your needs.

INVESTMENT OBJECTIVE

Each fund's investment objective is stated in its prospectus. The objective typically falls within the following broad categories:

CAPITAL PRESERVATION--taxable and tax-free money market funds for relative stability of principal and liquidity.

INCOME-- taxable and tax-free bond funds that can provide current income. They generally offer lower volatility levels than stock funds.

GROWTH & INCOME--funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

GROWTH--funds with a focus on capital appreciation and long-term growth, generally providing high return potential with correspondingly high price-fluctuation risk.

                                                                    (continued)

                                                                             83

Glossary

RISK

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

CONSERVATIVE--these funds generally provide lower return potential  with either low or minimal price- fluctuation risk.

MODERATE--these funds generally  provide moderate return potential  with moderate price-fluctuation risk.

AGGRESSIVE--these funds generally provide high return potential with correspondingly high price-fluctuation risk.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES--breaks down the fund's assets (such as securities, cash, and other receivables) and liabilities (money owed for securities purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's net assets. The net assets divided by shares outstanding is the share price, or net asset value per share. For funds offering multiple classes, this applies for each class of shares. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

STATEMENT OF OPERATIONS--shows how the fund's net assets changed  during the reporting period as a result of the fund's operations. In other words, it shows how much money  the fund made or lost as a result of  dividend and/or interest income, fees and expenses, and investment gains or losses.

STATEMENT OF CHANGES IN NET ASSETS--shows how the fund's net assets changed over the past two reporting periods. It details how much a fund increased or decreased as a result of operations (as detailed on the Statement of
Operations), income and capital gain distributions, and shareholder investments and redemptions.

FINANCIAL HIGHLIGHTS--itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the fund or share class is not five years old). It also includes several key statistics for each reporting period, including total return, income ratio (net investment income as a percentage of average net assets), expense ratio (operating expenses as a percentage of average net assets), and portfolio turnover (a gauge of the fund's trading activity).

Notes

                                                                             85

Notes

[inside back cover, blank page]

[back cover]

CONTACT US

WWW.AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTOR RELATIONS:
1-800-345-2021 or 816-531-5575

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED RETIREMENT PLANS:
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.

INVESTMENT MANAGER:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

--------------------------------------------------------------------------------
American Century Investments                                     PRSRT STD
P.O. Box 419200                                              U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
                                                                 COMPANIES

0301                             American Century Investment Services, Inc.
SH-ANN-32700S                    (c)2003 American Century Services Corporation

[front cover]

November 30, 2002

American Century
Annual Report

[graphic of market line chart]
[graphic of starfish]
[graphic of bridge]

Life Sciences
Technology

[american century logo and text logo (reg. sm)]

[inside front cover -- blank]

Our Message to You

[photo of James E. Stowers III and James E. Stowers, Jr. ]

James E. Stowers III with James E. Stowers, Jr.

Change is a reality for every business, but American Century's more than 40 years of investment management experience speaks to our ability to evolve as conditions warrant. This fall, we made several changes to our senior management structure.

Mark Mallon was named chief investment officer (CIO) of American Century
Investment Management, Inc. (ACIM), our investment management subsidiary. In his new role, Mark oversees more than 160 investment professionals who are managing approximately $75 billion in our International, U.S. Growth, Value, Quantitative
Equity, and Fixed Income portfolios. He continues to co-manage our Large Company
Value and Tax-Managed Value funds. Mark replaces Randy Merk, who left the firm in August.

Mark's top priority was to name successor CIOs for the two disciplines he previously managed. His appointments of Phil Davidson as CIO for Value Equity and John Schniedwind as CIO for Quantitative Equity recognize the significance of these disciplines. Phil, a chief architect of our value strategy, has two decades of investment experience. He remains a senior  portfolio manager on our
Value and Equity Income funds. John, a 20-year American Century veteran, has been a leader in our Quantitative Equity group since its inception. He continues to co-manage our Income & Growth fund.

After spending the past two years researching and developing sophisticated investment management technologies, Jim Stowers III returns to the position of
CIO for U.S. Growth while retaining his roles on the Ultra and Veedot investment teams. For more than two decades,  Jim has been a guiding force behind our earnings acceleration investment approach. He succeeds C. Kim Goodwin, who resigned in September.

Lastly, Bill Lyons, president and CEO of American Century Companies, takes on additional responsibilities as president of ACIM. Bill's assumption of the executive duties in ACIM allows our investment professionals to remain sharply focused on portfolio management.

We have built a legacy of investment management excellence, and we intend to keep it going through these challenging times. With our new team in place, you can be assured that American Century will continue its intense commitment to producing the best possible returns for you.

Sincerely,

/s/James E. Stowers, Jr.        /s/James E. Stowers III
James E. Stowers, Jr.           James E. Stowers III
Founder and Chairman            Co-Chairman of the Board

                        "The Best is Yet to Be(reg.sm)"

Table of Contents

Market Perspective ........................................................    1

LIFE SCIENCES

TECHNOLOGY

FINANCIAL STATEMENTS

OTHER INFORMATION

Background Information

Market Perspective from Jim Stowers III

[photo of Jim Stowers III]

Jim Stowers III, chief investment officer, U.S. Growth Equities

OVERVIEW

The year ended November 30, 2002, was a challenging period for stock investors as shifting sentiments triggered a sell-off that affected all corners of the equity universe. While the S&P 500's 16.51% decline illustrated the downdraft's impact on the broad market, a deeper look revealed that there were few places for equity investors to hide. For example, the Russell 1000 Growth Index, which measures the performance of the market's largest growth-oriented stocks, fell
22.68%, and the Russell 2000 Growth Index, which represents smaller growth issues, dropped 20.43%. Value-oriented stocks fared somewhat better, but delivered negative results as well.

EXTRAORDINARY VOLATILITY

The 12 months covered by this report got off to a positive start in the fourth quarter of last year when investors pushed stocks higher on hopes that the recession would end and corporate profits would recover. In early 2002, the economy continued to gain momentum, but corporate profits did not. The rally stalled as companies disappointed investors with declining profits and modest outlooks for the future.

Shaky sentiment took a turn for the worse during the summer when the stock market was racked by corporate scandals, weak profits, sputtering economic growth, and worries about war. The combination of these negative trends drove a punishing decline that saw the S&P 500 lose more than 15% of its value between
Memorial Day and Labor Day and caused many investors to abandon stocks altogether.

===============================================================================
MARKET PERFORMANCE--GROWTH OF $1.00

For the 12 months ended November 30, 2002

These indices represent the performance of large-,  medium-, and small-capitalization stocks as well as the technology sector.

===============================================================================
MARKET RETURNS

For the 12 months ended November 30, 2002
-------------------------------------------------------------------------------
    S&P MidCap 400 Index                                             -6.24%
-------------------------------------------------------------------------------
    Russell 2000 Index                                              -10.60%
-------------------------------------------------------------------------------
    S&P 500 Index                                                   -16.51%
-------------------------------------------------------------------------------
    S&P SuperComposite
    1500 Technology Index                                           -27.70%
-------------------------------------------------------------------------------

Source: Lipper Inc.

These indices represent the performance of large-,  medium-, and small-capitalization stocks as well as  the technology sector.

                                                                    (continued)

                                                                         ------
                                                                         1

Market Perspective

Uncertainty and volatility were particularly rampant in the health care and technology sectors, as reflected in the performance of American Century's Life
Sciences and Technology funds. Both funds were impacted by sharp rotations in and out of industries when investors erratically ran for cover and chased performance. This behavior often hurt companies demonstrating the sound fundamentals and sustainable earnings acceleration our growth investment discipline prizes.

LOOKING AHEAD

Though the fiscal year closed with a strong rally as stocks bounced off the five-year lows they hit in early October, there's no way of knowing whether the rise can be sustained. Certainly, there are reasons to be optimistic. The economy is beginning to show more vitality, and we're starting to see corporate earnings improve--two forces that must be present for the market to sustain positive returns. That said, we also must recognize that factors such as a pause in the economy's progress or continuing uncertainty about war could delay a market upswing we all want to see.

These conditions make stock selection more important than ever. With an uneven recovery helping some companies more than others, investment success depends on getting it right, one company at a time--the very approach that guides our domestic growth funds. The veteran managers that lead our domestic growth portfolios (averaging more than 10 years of investment experience) are very discriminating. They are keeping their portfolios focused on businesses whose earnings, revenues, and other key fundamentals are growing at an accelerating rate. Though recent negative performance reflects the impact of the bear market, investing in companies demonstrating these characteristics has helped our teams hold their own against their peers.

In the months ahead, you can be assured that the investment professionals who are managing your assets will continue to apply the growth strategies that have proven successful over time. Every decision that they make will be predicated on providing you with solid long-term results.

===============================================================================
MARKET PERFORMANCE--GROWTH OF $1.00

For the 12 months ended November 30, 2002

These indices represent the performance of large-,  medium-, and small-capitalization stocks as well as the life sciences sector.

===============================================================================
MARKET RETURNS

For the 12 months ended November 30, 2002
-------------------------------------------------------------------------------
    S&P MidCap 400 Index                                             -6.24%
-------------------------------------------------------------------------------
    Russell 2000 Index                                              -10.60%
-------------------------------------------------------------------------------
    S&P 500 Index                                                   -16.51%
-------------------------------------------------------------------------------
    S&P SuperComposite
    1500 Health Care Index                                          -18.37%
-------------------------------------------------------------------------------

Source: Lipper Inc.

These indices represent the performance of large-,  medium-, and small-capitalization stocks as well as  the life sciences sector.

------
     2

Life Sciences - Performance

 TOTAL RETURNS AS OF NOVEMBER 30, 2002
--------------------------------------------------------------------------------
                                                     S&P SUPER-
                                    LIFE          COMPOSITE 1500       S&P 500
                                  SCIENCES       HEALTH CARE INDEX      INDEX
--------------------------------------------------------------------------------
================================================================================
INVESTOR CLASS (INCEPTION 6/30/00)
-------------------------------------------------
   6 months(1)                    -24.20%             -8.86%           -11.49%
--------------------------------------------------------------------------------
   1 Year                         -27.31%            -18.37%           -16.51%
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------
   Life of Class                  -12.38%             -7.83%           -15.50%
--------------------------------------------------------------------------------
================================================================================
ADVISOR CLASS (INCEPTION 11/14/00)
-------------------------------------------------
   6 months(1)                    -24.52%             -8.86%           -11.49%
--------------------------------------------------------------------------------
   1 Year                         -27.78%            -18.37%           -16.51%
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------
   Life of Class                  -18.58%          -10.69%(2)        -17.19%(2)
--------------------------------------------------------------------------------
================================================================================
INSTITUTIONAL CLASS (INCEPTION 7/17/00)
-------------------------------------------------
   6 months(1)                    -24.09%             -8.86%           -11.49%
--------------------------------------------------------------------------------
   1 Year                         -27.20%            -18.37%           -16.51%
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------
   Life of Class                  -14.26%           -5.91%(3)        -15.44%(3)
================================================================================
                     LIFE            LIFE             S&P SUPER-
                   SCIENCES        SCIENCES         COMPOSITE 1500     S&P 500
                  (NO CDSC*)      (WITH CDSC)      HEALTH CARE INDEX    INDEX
--------------------------------------------------------------------------------
================================================================================
C CLASS (INCEPTION 11/29/01)
--------------------------------
   6 months(1)     -24.95%         -25.70%              -8.86%          -11.49
--------------------------------------------------------------------------------
   1 Year          -28.34%         -29.05%             -18.37%          -16.51
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------
   Life of Class   -28.34%         -29.00%           -18.37%(4)      -16.51%(4)
--------------------------------------------------------------------------------

*CDSC stands for "contingent deferred sales charge." Life Sciences' CDSC is charged to investors if they redeem C Class shares within 18 months of purchase.
The SEC requires that mutual funds provide performance information net of the
CDSC in all cases where the charge could be applied. Returns "with CDSC" reflect the deduction of the applicable CDSC imposed on shares redeemed within the reporting period.

(1) Returns for periods less than one year are not annualized.

(2) Since 10/31/00, the date nearest the class's inception for which data are available.

(3) Since 7/31/00, the date nearest the class's inception for which data are available.

(4) Since 11/30/01, the date nearest the class's inception for which data are available.

See pages 39-42 for information about share classes, indices, and returns.

                                                                    (continued)

                                                                         ------
                                                                         3

Life Sciences - Performance

GROWTH OF $10,000 OVER LIFE OF CLASS

$10,000 investment made June 30, 2000

ONE-YEAR RETURNS OVER LIFE OF CLASS

Periods ended November 30
-------------------------------------------------------------------------------
                               2000*            2001            2002
-------------------------------------------------------------------------------
Life Sciences                  5.60%           -5.35%         -27.31%
-------------------------------------------------------------------------------
S&P 500                       -9.16%          -12.23%         -16.51%
-------------------------------------------------------------------------------
S&P SuperComposite
1500 Health Care Index         7.11%           -6.10%         -18.37%
-------------------------------------------------------------------------------

* From 6/30/00, the class's inception date. Not annualized.

The charts on the performance pages give historical return data for Life
Sciences. Returns for the indices are provided for comparison. Life Sciences'
total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not. Unless otherwise indicated, the charts are based on Investor Class shares;
performance for other classes will vary due to differences in fee structures
(see the Total Returns table on the previous page). Past performance does not guarantee future results. None of these charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

------
     4

Life Sciences - Performance Review

[photo of Arnold Douville and Christy Turner]

A performance summary from Arnold Douville and Christy Turner, portfolio managers on the Life Sciences investment team.

OUR RESULTS

Life Sciences fell 27.31%* for the year ended November 30, 2002, finishing behind the 18.37% decline of its benchmark, the S&P SuperComposite 1500 Health
Care Index. Still, Life Sciences' performance is in line with that of its peers:
The 181 Health/Biotechnology funds tracked by Lipper Inc. fell an average of
27.16%. The S&P 500 Index, representing the broader market, fell 16.51% in the same time period.

FADING HOPES, LINGERING CONCERNS

The period was a difficult one for investors in the health care sector. The year began with promise, but dissolved into uncertainty as the economic picture grew increasingly murky. Numerous companies disappointed investors with earnings reports that suggested the economy was tipping back to more subdued growth, and the equity market faltered.

Health care companies faced unique challenges. Regulatory issues pressured many firms that sought and failed to

receive FDA approval for their products. Meanwhile, hospitals and HMOs encountered difficulty in gaining reimbursements for services offered. Amidst the turbulence, investors struggled to understand which market segment would gain favor in an environment in which strong investment cases were hard to come
by.

SHIFTING SENTIMENT

Consistent with our discipline, we remained focused on companies with strong, visible revenues and acceleration in earnings growth. Early on, that led us to build considerable exposure to medical technology companies and medical service providers such as hospitals and HMOs. At the same time, we limited our stake in the drug and biotechnology industries where businesses were encumbered by competitive challenges from generic drug makers and a lack of new products in the pipeline.

That strategy worked for much of the first half of the year, but faltered in the second half when a shift in sentiment revived interest in drug and biotechnology companies while service providers declined. Because the rota-

===============================================================================
TOP INDUSTRIES
                                              % OF FUND INVESTMENTS
-------------------------------------------------------------------------------
===============================================================================
                                         AS OF                 AS OF
===============================================================================
                                       11/30/02               5/31/02
-------------------------------------------------------------------------------
Medical Providers
& Services                               44.3%                 21.8%
-------------------------------------------------------------------------------
Drugs                                    26.5%                 42.0%
-------------------------------------------------------------------------------
Medical Products
& Supplies                               21.9%                 25.5%
-------------------------------------------------------------------------------

*All fund returns referenced in this review are for Investor Class shares.

Investment terms are defined in the Glossary.                       (continued)

                                                                         ------
                                                                         5

Life Sciences - Performance Review

tion was so protracted and favored companies that didn't meet our requirements for earnings growth, we underperformed our benchmark.

MEDICAL TECHNOLOGY SUCCESS

One relative bright spot was our sizeable stake in the medical technology industry. An aging population is creating demand for cardiac rhythm-management devices

================================================================================
TOP TEN HOLDINGS
                                              % OF FUND INVESTMENTS
--------------------------------------------------------------------------------
================================================================================
                                          AS OF                 AS OF
================================================================================
                                        11/30/02               5/31/02
--------------------------------------------------------------------------------
Boston Scientific Corp.                   5.5%                  2.0%
--------------------------------------------------------------------------------
LifePoint Hospitals Inc.                  4.4%                  3.9%
--------------------------------------------------------------------------------
Wellpoint Health
Networks Inc.                             4.3%                    --
--------------------------------------------------------------------------------
UnitedHealth Group
Incorporated                              4.2%                    --
--------------------------------------------------------------------------------
Health Management
Associates, Inc. Cl A                     4.2%                  3.6%
--------------------------------------------------------------------------------
HCA Inc.                                  4.2%                    --
--------------------------------------------------------------------------------
Fisher Scientific
International                             3.3%                  1.0%
--------------------------------------------------------------------------------
Abbott Laboratories                       3.3%                  6.9%
--------------------------------------------------------------------------------
Anthem, Inc.                              3.2%                    --
--------------------------------------------------------------------------------
Roche Holding AG                          3.1%                    --
--------------------------------------------------------------------------------

================================================================================
PORTFOLIO AT A GLANCE
================================================================================
                                                  AS OF 11/30/02
--------------------------------------------------------------------------------
Net Assets                                        $149.7 million
--------------------------------------------------------------------------------
================================================================================
                                          11/30/02              11/30/01
--------------------------------------------------------------------------------
No. of Holdings                              50                    43
--------------------------------------------------------------------------------
P/E Ratio                                   24.1                  35.3
--------------------------------------------------------------------------------
Median Market                               $3.4                  $3.9
Capitalization                             billion               billion
--------------------------------------------------------------------------------
Weighted Average                           $18.8                 $51.3
Market Capitalization                      billion               billion
--------------------------------------------------------------------------------
Portfolio Turnover                          272%                  206%
--------------------------------------------------------------------------------
Expense Ratio
(for Investor Class)                       1.50%                 1.50%
--------------------------------------------------------------------------------

such as pacemakers and defibrillators, the catalysts behind earnings growth for a number of companies.

One of the newest and most promising technologies on the horizon is the drug-eluting stent, a device that treats heart disease by propping open arteries while delivering a steady supply of medicine to promote arterial healing. Boston
Scientific, a leader in this field, was the year's top-contributing stock, and there were two primary factors behind its strong finish. First, the firm recently won a legal battle that solidified its competitive position in the drug-eluting stent market. Second, the company's drug-eluting stent will be released in the first half of 2003 to a massive market that eagerly awaits the product. That untapped demand bodes well for Boston Scientific, which appears positioned for substantial earnings growth in the near future. Because we have high confidence in this business, we continue to hold the stock.

SETBACKS FOR SERVICE PROVIDERS

Ultimately, gains achieved elsewhere in the portfolio were not enough to overcome the pull from investments in medical service providers, our largest and most damaging industry position. Midway through the period, hospital and HMO stocks began to decline as concern grew that the pricing strength driving the earnings growth in recent years was no longer sustainable. As sentiment grew increasingly sour, investors sought opportunity elsewhere in the market.

Arguably, the most influential factor in the weak performance of this industry was the downfall of Tenet Healthcare (continued)

------
     6

Life Sciences - Performance Review

Corp., which was among the portfolio's top-detracting stocks. Tenet, long viewed as a leading hospital company, was thought by many to be the strongest investment in the group because of its pricing strength, which drove revenues and earnings. While Tenet's prices were known to be relatively high, they were still deemed appropriate for its competitive environment.

By October, though, Tenet's pricing came under fire as unnecessarily aggressive in certain markets. Because the company was collecting excessive Medicare reimbursements on artificially inflated prices, Tenet quickly drew scrutiny from the Federal government, and allegations of fraud proliferated. We sold the position, but the stock detracted nevertheless. As news of Tenet's difficulty swept the industry, investors punished hospitals and HMOs as a group and sent our other service-provider holdings tumbling.

STRONG SENTIMENT, WEAK OUTCOME

Drug and biotech companies rallied late in the period despite formidable industry obstacles, including generic competition and uncertainty over Medicare reform and its implications for the industry.

We were conservative in stock selection among pharmaceutical companies, focusing on high-quality businesses with limited pipeline risk and a tradition of innovation. Our search led us to Teva Pharmaceutical, a top contributor for the year, and Pfizer and Novartis, all premier drug companies.

We were equally cautious in the biotech arena, where many businesses lacked the earnings acceleration required for consideration for the portfolio. We ultimately sold the handful of biotech companies that we did own, but not before incurring losses. Overall, our significant underweight in both groups caused us to miss some gains as these stocks advanced.

WHAT'S NEXT?

While market uncertainty is likely to persist for some time, companies with visibility in revenue and earnings, the cornerstone of performance, should come to the forefront in the months ahead. Regardless of market environment, we will continue to do what we've always done: seek the best companies demonstrating earnings acceleration that we believe offer our investors the potential for reward over time.

===============================================================================
TYPES OF INVESTMENTS IN PORTFOLIO
===============================================================================
                                          AS OF                 AS OF
===============================================================================
                                        11/30/02               5/31/02
-------------------------------------------------------------------------------
U.S. Stocks
& Equity Futures                         82.0%                 97.0%
-------------------------------------------------------------------------------
Foreign Stocks                            9.8%                  1.5%
-------------------------------------------------------------------------------
Convertible Bonds                         1.4%                  1.0%
-------------------------------------------------------------------------------
TOTAL EQUITY EXPOSURE                    93.2%                 99.5%
-------------------------------------------------------------------------------
Temporary
Cash Investments                          6.8%                  0.5%
-------------------------------------------------------------------------------

Investment terms are defined in the Glossary.

                                                                         ------
                                                                         7

Life Sciences - Schedule of Investments

NOVEMBER 30, 2002

Shares                                                                  Value
--------------------------------------------------------------------------------

COMMON STOCKS - 91.8%

DRUGS - 26.5%
--------------------------------------------------------------------------------
      115,000    Abbott Laboratories                                $ 5,034,700
--------------------------------------------------------------------------------
       45,000    Allergan, Inc.                                       2,645,550
--------------------------------------------------------------------------------
       50,000    Andrx Group(1)                                         725,500
--------------------------------------------------------------------------------
       12,000    Barr Laboratories, Inc.(1)                             792,360
--------------------------------------------------------------------------------
       22,000    First Horizon Pharmaceutical Corp.(1)                  133,210
--------------------------------------------------------------------------------
       20,000    IVAX Corp.(1)                                          270,200
--------------------------------------------------------------------------------
       40,000    Johnson & Johnson                                    2,280,800
--------------------------------------------------------------------------------
       45,000    Mylan Laboratories Inc.                              1,517,850
--------------------------------------------------------------------------------
        6,500    Nobel Biocare Holding AG ORD(1)                        365,655
--------------------------------------------------------------------------------
       95,000    Pfizer, Inc.                                         2,996,300
--------------------------------------------------------------------------------
       80,000    Pharmaceutical HOLDRs Trust                          6,272,000
--------------------------------------------------------------------------------
       70,000    Pharmacia Corp.                                      2,961,000
--------------------------------------------------------------------------------
       18,000    Recordati SpA ORD                                      402,266
--------------------------------------------------------------------------------
       67,000    Roche Holding AG ORD                                 4,756,409
--------------------------------------------------------------------------------
       20,000    Shire Pharmaceuticals
                 Group plc ADR(1)                                       414,700
--------------------------------------------------------------------------------
      753,539    Smith & Nephew plc ORD                               4,413,637
--------------------------------------------------------------------------------
       50,000    Teva Pharmaceutical
                 Industries Ltd. ADR                                  3,960,500
--------------------------------------------------------------------------------
       23,000    Wyeth                                                  883,890
--------------------------------------------------------------------------------
                                                                     40,826,527
--------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT - 0.5%
--------------------------------------------------------------------
       25,000    Varian Inc.(1)                                         784,750
-------------------------------------------------------------------------------

MEDICAL PRODUCTS & SUPPLIES - 20.5%
--------------------------------------------------------------------
       50,000    Analogic Corporation                                 2,250,250
--------------------------------------------------------------------------------
       80,000    Bio-Rad Laboratories, Inc.(1)                        3,160,000
--------------------------------------------------------------------------------
      200,000    Boston Scientific Corp.(1)                           8,399,999
--------------------------------------------------------------------------------
        5,000    Centerpulse AG ORD(1)                                  800,754
--------------------------------------------------------------------------------
      170,000    Fisher Scientific International(1)                   5,093,200
--------------------------------------------------------------------------------
       10,000    Henry Schein, Inc.(1)                                  423,650
--------------------------------------------------------------------------------
       30,000    Inamed Corp.(1)                                        880,650
--------------------------------------------------------------------------------
      110,000    Respironics Inc.(1)                                  3,197,700
--------------------------------------------------------------------------------
       88,000    St. Jude Medical, Inc.(1)                            3,064,160
--------------------------------------------------------------------------------
       17,000    Varian Medical Systems, Inc.(1)                        793,730
--------------------------------------------------------------------------------
       30,000    Zimmer Holdings Inc.(1)                              1,129,200
--------------------------------------------------------------------------------
       65,236    Zoll Medical Corp.(1)                                2,401,990
--------------------------------------------------------------------------------
                                                                     31,595,283
--------------------------------------------------------------------------------

Shares/Principal Amount                                                  Value
-------------------------------------------------------------------------------

MEDICAL PROVIDERS & SERVICES - 44.3%
-------------------------------------------------------------------------------
        7,000   Accredo Health Inc.(1)                               $  372,890
--------------------------------------------------------------------------------
       80,000   AmerisourceBergen Corp.                               4,641,600
--------------------------------------------------------------------------------
       83,000   Anthem, Inc.(1)                                       4,917,750
--------------------------------------------------------------------------------
      160,000   HCA Inc.                                              6,428,800
--------------------------------------------------------------------------------
      370,000   Health Management
                 Associates, Inc. Cl A                                6,486,100
--------------------------------------------------------------------------------
      150,000   Laboratory Corporation of
                 America Holdings(1)                                  3,600,000
--------------------------------------------------------------------------------
      215,000   LifePoint Hospitals Inc.(1)                           6,784,325
--------------------------------------------------------------------------------
       75,000   Lincare Holdings Inc.(1)                              2,455,125
--------------------------------------------------------------------------------
      110,000   McKesson Corp.                                        2,851,200
--------------------------------------------------------------------------------
      100,000   Mid Atlantic Medical
                 Services, Inc.(1)                                    3,100,000
--------------------------------------------------------------------------------
      110,000   Omnicare, Inc.                                        2,374,900
--------------------------------------------------------------------------------
      250,000   Province Healthcare Co.(1)                            3,220,000
--------------------------------------------------------------------------------
       60,000   Quest Diagnostics Inc.(1)                             3,347,400
--------------------------------------------------------------------------------
      130,000   Triad Hospitals Inc.(1)                               3,919,500
--------------------------------------------------------------------------------
       80,000   UnitedHealth Group Incorporated                       6,516,000
--------------------------------------------------------------------------------
       15,060   WellChoice Inc.(1)                                      389,301
--------------------------------------------------------------------------------
      100,000   Wellpoint Health Networks Inc.(1)                     6,583,000
--------------------------------------------------------------------------------
                                                                      7,987,891
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost $147,750,452)                                                 141,194,451
--------------------------------------------------------------------------------
================================================================================
CONVERTIBLE BONDS - 1.4%

MEDICAL PRODUCTS & SUPPLIES - 1.4%
--------------------------------------------------------------------------------
   $2,000,000  Medtronic Inc., 1.25%, 9/15/21
(Cost $2,105,000)                                                     2,085,000
--------------------------------------------------------------------------------
================================================================================
TEMPORARY CASH INVESTMENTS - 6.8%
    3,000,000  FHLMC Discount Notes,
               1.20%, 12/2/02(2)                                      3,000,000
--------------------------------------------------------------------------------
Repurchase Agreement, Bank of America  Securities, LLC, (U.S. Treasury
obligations), in a  joint trading account at 1.23%, dated 11/29/02,
due 12/2/02 (Delivery value $7,500,769)                               7,500,000
--------------------------------------------------------------------------------
(Cost $10,499,900)                                                   10,500,000
--------------------------------------------------------------------------------
TOTAL INVESTMENT SECURITIES - 100.0%
(Cost $160,355,352)                                                $153,779,451
================================================================================

See Notes to Financial Statements.                                  (continued)

------
     8

Life Sciences - Schedule of Investments

NOVEMBER 30, 2002

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS*

 Contracts to Sell   Settlement Date         Value       Unrealized Gain (Loss)
--------------------------------------------------------------------------------
   4,396,500 CHF        12/31/02          $2,960,097           $(5,460)
--------------------------------------------------------------------------------
      54,375 EURO       12/31/02              53,933              (117)
--------------------------------------------------------------------------------
   1,548,687 GBP        12/31/02           2,404,443             5,438
--------------------------------------------------------------------------------
                                          $5,418,473           $  (139)
                                       =========================================
(Value on Settlement Date $5,418,334)

*FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS are designed to protect the fund's foreign investments against declines in foreign currencies (also known as hedging). The contracts are called "forward" because they allow the fund to exchange a foreign currency for U.S. dollars on a specific date in the future --
and at a prearranged exchange rate.

================================================================================
NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt
CHF = Swiss Franc
FHLMC = Federal Home Loan Mortgage Corporation
GBP = British Pound
HOLDRs = Holding Company Depositary Receipts
ORD = Foreign Ordinary Share

(1) Non-income producing.

(2) The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

                                                                         ------
                                                                         9

Technology - Performance

 TOTAL RETURNS AS OF NOVEMBER 30, 2002
--------------------------------------------------------------------------------

                                                    S&P SUPER-
                                                  COMPOSITE 1500       S&P 500
                                  TECHNOLOGY     TECHNOLOGY INDEX       INDEX
--------------------------------------------------------------------------------
================================================================================
INVESTOR CLASS (INCEPTION 6/30/00)
---------------------------------------------
   6 months(1)                     -15.79%            -7.95%           -11.49%
--------------------------------------------------------------------------------
   1 Year                          -31.10%           -27.70%           -16.51%
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
---------------------------------------------
   Life of Class                   -40.26%           -36.05%           -15.50%
--------------------------------------------------------------------------------
================================================================================
ADVISOR CLASS (INCEPTION 6/30/00)
---------------------------------------------
   6 months(1)                     -15.38%            -7.95%           -11.49%
--------------------------------------------------------------------------------
   1 Year                          -31.25%           -27.70%           -16.51%
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
---------------------------------------------
   Life of Class                   -40.43%           -36.05%           -15.50%
--------------------------------------------------------------------------------
================================================================================
INSTITUTIONAL CLASS (INCEPTION 7/14/00)
---------------------------------------------
   6 months(1)                     -15.20%            -7.95%           -11.49%
--------------------------------------------------------------------------------
   1 Year                          -30.95%           -27.70%           -16.51%
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
---------------------------------------------
   Life of Class                   -43.09%         -36.05%(2)        -15.50%(2)
--------------------------------------------------------------------------------

(1) Returns for periods less than one year are not annualized.

(2) Since 6/30/00, the date nearest the class's inception for which data are available.

See pages 39-42 for information about share classes, indices, and returns.

                                                                    (continued)

------
   10

Technology - Performance

GROWTH OF $10,000 OVER LIFE OF CLASS

$10,000 investment made June 30, 2000

ONE-YEAR RETURNS OVER LIFE OF CLASS

Periods ended November 30
-------------------------------------------------------------------------------
                             2000*            2001              2002
--------------------------------------------------------------------------------
Technology                 -36.20%          -34.48%           -31.10%
--------------------------------------------------------------------------------
S&P 500                     -9.16%          -12.23%           -16.51%
--------------------------------------------------------------------------------
S&P SuperComposite
1500 Technology Index      -33.66%          -29.22%           -27.70%
--------------------------------------------------------------------------------

* From 6/30/00, the class's inception date. Not annualized.

The charts on the performance pages give historical return data for Technology.
Returns for the indices are provided for comparison. Technology's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not. Unless otherwise indicated, the charts are based on Investor Class  shares; performance for other classes will vary  due to differences in fee structures (see the Total Returns table on the previous page). Past performance does not guarantee future results.
None of these charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will  fluctuate, and redemption value may be more or  less than original cost.

                                                                         ------
                                                                         11

Technology - Performance Review

[photo of Chris Boyd and Tom Telford]

A performance summary from Chris Boyd  and Tom Telford, portfolio managers on the Technology investment team.

OUR RESULTS

Reflecting the ongoing bear market in technology stocks, Technology declined
31.10%* for the twelve-month period ending November 30, 2002. Its benchmark, the
S&P SuperComposite 1500 Technology Index, fell 27.70%, while the average science and technology fund tracked by Lipper Inc. lost 33.44% of its value. Two other widely used barometers of the technology sector declined: The Merrill Lynch 100
Technology Index (MLO) tumbled 31.52% and the Morgan Stanley Technology Index
(MSH) sank 33.43%.

AN UNFORGIVING MARKET

We began the fiscal year with a tail wind from a fourth-quarter rally that was short on fundamentals and long on hope that the economy's emergence from recession would propel technology businesses and the stock market. The optimism was short lived, however, as evidence mounted that the recovery was too feeble to boost corporate profits and capital spending. Conditions further deteriorated over the summer as scores of businesses lowered their earnings and revenue forecasts for the remainder of the year. Even technology bellwethers
IBM and Microsoft chimed in with disappointing earnings reports and gloomy outlooks. Then in August, Intel cut prices and warned of lackluster sales in the normally strong back-to-school and fourth-quarter/holiday periods.

In this bear market, we remained focused on identifying firms that were best positioned to weather the downturn, gain market share within their industries, and benefit from the eventual global economic recovery.

CAPITAL SPENDING RECESSION

Pervasive weakness in the economy caused many corporations to further tighten the screws on IT spending, and high-dollar software applications were at the top of their lists. Siebel Systems' customer relationship management software was a victim, and its stock fell as sales dried up. Similarly, network-security software manufacturer Secure Computing suffered when spending on security software did  not materialize as expected.
===============================================================================
PORTFOLIO AT A GLANCE
===============================================================================
                                                  AS OF 11/30/02
-------------------------------------------------------------------------------
Net Assets                                        $136.3 million
-------------------------------------------------------------------------------
===============================================================================
                                          11/30/02              11/30/01
-------------------------------------------------------------------------------
No. of Holdings                              88                    80
-------------------------------------------------------------------------------
P/E Ratio                                   40.7                  39.8
-------------------------------------------------------------------------------
Median Market                               $2.7                  $1.9
Capitalization                             billion               billion
-------------------------------------------------------------------------------
Weighted Average                            $43.1                 $38.0
Market Capitalization                      billion              billion(
-------------------------------------------------------------------------------
Portfolio Turnover                          251%                  356%
-------------------------------------------------------------------------------
Expense Ratio
(for Investor Class)                        1.50%                 1.50%
-------------------------------------------------------------------------------

*All fund returns referenced in this review are for Investor Class shares.

Investment terms are defined in the Glossary.                       (continued)

------
    12

Technology - Performance Review

Although in numerous surveys executives identified data storage as a high priority, they ultimately chose to postpone purchases until business improved.
This hurt our position in McData, a leading manufacturer of switches that enable corporations to connect large numbers of storage and networking devices.

Success often results from what you don't own, and we were well served by not owning Electronic Data Systems (EDS). However, the information services industry came under pressure when EDS warned of a staggering profit and revenue shortfall, and our stake in the
================================================================================
TOP TEN HOLDINGS
                                              % OF FUND INVESTMENTS
--------------------------------------------------------------------------------
================================================================================
                                          AS OF                 AS OF
================================================================================
                                        11/30/02               5/31/02
--------------------------------------------------------------------------------
Microsoft Corp.                           6.1%                  1.6%
--------------------------------------------------------------------------------
Cisco Systems Inc.                        4.4%                  2.7%
--------------------------------------------------------------------------------
Intel Corp.                               3.9%                  1.8%
--------------------------------------------------------------------------------
Microchip Technology Inc.                 3.1%                  3.6%
--------------------------------------------------------------------------------
Dell Computer Corp.                       2.9%                  1.2%
--------------------------------------------------------------------------------
Affiliated Computer
Services Inc.                             2.8%                  3.3%
--------------------------------------------------------------------------------
International Business
Machines Corp.                            2.5%                  3.0%
--------------------------------------------------------------------------------
L-3 Communications
Holdings, Inc.                            2.4%                  1.2%
--------------------------------------------------------------------------------
Nokia Corp. Cl A ADR                      2.0%                    --
--------------------------------------------------------------------------------
Cognos, Inc.                              1.9%                    --
--------------------------------------------------------------------------------

================================================================================
TOP FIVE INDUSTRIES
                                            % OF FUND INVESTMENTS
--------------------------------------------------------------------------------
================================================================================
                                         AS OF                 AS OF
================================================================================
                                       11/30/02               5/31/02
--------------------------------------------------------------------------------
Semiconductor                            24.1%                 30.5%
--------------------------------------------------------------------------------
Computer Software                        21.3%                 16.3%
--------------------------------------------------------------------------------
Computer Hardware
& Business Machines                      20.9%                  9.5%
--------------------------------------------------------------------------------
Electrical Equipment                      9.6%                  9.2%
--------------------------------------------------------------------------------
Information Services                      7.4%                 13.8%
--------------------------------------------------------------------------------

industry fell in absolute terms, but it outperformed the benchmark. Bisys, which provides back-office services to the financial services community, was hurt by the EDS announcement and by depressed financial markets.

At the same time, the difficult business climate sharpened executives' focus on making strategic purchases of software that could give them a fairly quick return on investment. This trend benefited Cognos, whose business-intelligence software allows companies to measure the effectiveness of IT projects. The portfolio also benefited from its position in Microsoft. Although the stock was down roughly 10%, that was far less than the 32.33% decline of the Goldman Sachs
Technology Industry Software Index (GSO), and Microsoft remains a dominant player on the world technology scene.

THE CHIPS WERE DOWN

It was a volatile year for the semiconductor industry. Chip stocks advanced in the year when optimism was high that the technology sector had bottomed and demand was beginning to turn up. But they were among the first to fall when earnings did not rebound as fast as expected. In the end, the Philadelphia
Semiconductor Index (SOX) fell 27.92% for the period, although our underweight position in the industry helped mitigate impact on the portfolio.

Semiconductor firms with competitive market positions and broad customer bases held up best, and Microchip Technology turned in strong performance for the portfolio. Microchip is a global leader in micro-controllers, chips embedded in electronic products to control specific tasks. For instance, a

                                                                    (continued)

                                                                         ------
                                                                         13

Technology - Performance Review

standard automobile contains approximately 20-25 micro-controllers. A high-end car could have 70 to 80 micro-controllers, including ones that control electronic key entry.

Given the anemic demand for semiconductors, utilization of foundries -- the facilities that manufacture chips -- declined dramatically. This caused Taiwan
Semiconductor's stock to underperform, even though it boasts one of the world's most advanced foundries and continues to gain market share from rivals.

SMALL-CAPS BREAK FREE

Our bottom-up process uncovered smaller-sized companies experiencing accelerating growth. Imation saw tremendous earnings gains this past year from growth in its data storage products and from corporate restructuring.
Furthermore, Corporate America's migration to cheaper, Intel-based Linux servers boosted two other small-cap stocks: Avocent experienced a surge in demand for its KVM (keyboard-video-mouse) switches, while American Power Conversion rang up sales for its power protection and control products. Additionally, Inter-Tel, a provider of business communications systems, was a top performer in the portfolio as it continued to gain market share from Nortel and Avaya.

STRONG DEFENSE

An area that proved rewarding for most of the year was the high-tech defense and aerospace industry. L-3 Communications was one company that benefited from the largest defense budget increase in nearly 20 years. L-3 saw orders increase for its military communications equipment as well as its explosive-detection systems as airports sought to comply with new homeland security guidelines.

REASONS FOR OPTIMISM

While the near-term outlook for technology stocks remains challenging, the market has improved since hitting a five-year low in early October. We are optimistic that 2003 will be a better year for tech investors. According to numerous independent surveys, technology spending will be flat to slightly up in
2003 compared to 2002, and we're confident that our investment process, which centers on owning companies in the technology realm with accelerating earnings and revenues, will serve us well as capital spending recovers. Longer term, we continue to believe that spending on technology remains vital to corporations that seek to drive productivity gains and secure competitive advantages in the increasingly global marketplace.

===============================================================================
TYPES OF INVESTMENTS IN PORTFOLIO
===============================================================================
                                          AS OF                AS OF
===============================================================================
                                        11/30/02              5/31/02
-------------------------------------------------------------------------------
U.S. Common Stocks
& Equity Futures                         92.2%                 89.0%
-------------------------------------------------------------------------------
Foreign Stocks                            6.7%                  6.1%
-------------------------------------------------------------------------------
TOTAL EQUITY EXPOSURE                    98.9%                 95.1%
-------------------------------------------------------------------------------
Temporary
Cash Investments                          1.1%                  4.9%
-------------------------------------------------------------------------------

Investment terms are defined in the Glossary.

------
    14

Technology - Schedule of Investments

NOVEMBER 30, 2002

Shares                                                                  Value
--------------------------------------------------------------------------------

COMMON STOCKS - 98.9%

COMPUTER HARDWARE  & BUSINESS MACHINES - 20.9%
--------------------------------------------------------------------------------
      120,600   American Power
                Conversion Corp.(1)                                 $ 1,943,469
--------------------------------------------------------------------------------
       86,100   Avocent Corp.(1)                                      2,029,377
--------------------------------------------------------------------------------
      400,700   Cisco Systems Inc.(1)                                 5,980,447
--------------------------------------------------------------------------------
      136,400   Dell Computer Corp.(1)                                3,901,040
--------------------------------------------------------------------------------
       98,100   EMC Corporation(1)                                      711,225
--------------------------------------------------------------------------------
      127,100   Extreme Networks, Inc.(1)                               573,857
--------------------------------------------------------------------------------
       61,518   Imation Corporation(1)                                2,532,081
--------------------------------------------------------------------------------
       39,200   International Business
                Machines Corp.                                        3,414,320
--------------------------------------------------------------------------------
       98,350   NetScreen Technologies Inc.(1)                        1,697,029
--------------------------------------------------------------------------------
       70,800   Network Appliance, Inc.(1)                              983,058
--------------------------------------------------------------------------------
       93,200   Pinnacle Systems, Inc.(1)                             1,314,120
--------------------------------------------------------------------------------
       15,100   Qlogic Corp.(1)                                         656,397
--------------------------------------------------------------------------------
       97,400   Western Digital Corp.(1)                                823,030
--------------------------------------------------------------------------------
       29,400   Zebra Technologies Corp. Cl A(1)                      1,888,509
--------------------------------------------------------------------------------
                                                                     28,447,959
--------------------------------------------------------------------------------

COMPUTER SOFTWARE - 21.3%
--------------------------------------------------------------------------------
      189,400   BEA Systems, Inc.(1)                                  2,095,711
--------------------------------------------------------------------------------
       39,500   Borland Software Corp.(1)                               523,375
--------------------------------------------------------------------------------
       97,100   Citrix Systems, Inc.(1)                               1,141,411
--------------------------------------------------------------------------------
      105,100   Cognos, Inc.(1)                                       2,559,710
--------------------------------------------------------------------------------
       90,300   Compuware Corp.(1)                                      492,587
--------------------------------------------------------------------------------
       51,100   Hyperion Solutions Corp.(1)                           1,427,479
--------------------------------------------------------------------------------
       17,400   Intuit Inc.(1)                                          938,730
--------------------------------------------------------------------------------
       60,600   Legato Systems, Inc.(1)                                 328,149
--------------------------------------------------------------------------------
       37,200   Macrovision Corp.(1)                                    695,268
--------------------------------------------------------------------------------
       28,800   Mercury Interactive Corp.(1)                            963,216
--------------------------------------------------------------------------------
      143,500   Microsoft Corp.(1)                                    8,299,322
--------------------------------------------------------------------------------
       20,500   National Instruments Corp.(1)                           708,890
--------------------------------------------------------------------------------
      121,300   Oracle Corp.(1)                                       1,473,189
--------------------------------------------------------------------------------
       16,900   PeopleSoft, Inc.(1)                                     332,170
--------------------------------------------------------------------------------
       87,300   Reynolds & Reynolds Co. Cl A                          2,328,290
--------------------------------------------------------------------------------
       35,800   Serena Software Inc.(1)                                 652,634
--------------------------------------------------------------------------------
       36,800   Siebel Systems, Inc.(1)                                 313,904
--------------------------------------------------------------------------------
       65,200   Software HOLDRs Trust(1)                              1,997,728
--------------------------------------------------------------------------------
      152,400   Unisys Corp.(1)                                       1,706,880
--------------------------------------------------------------------------------
                                                                     28,978,643
--------------------------------------------------------------------------------

CONSUMER DURABLES - 0.6%
--------------------------------------------------------------------------------

       13,500   Harman International
                Industries Inc.                                         842,400
--------------------------------------------------------------------------------

Shares                                                                   Value
-------------------------------------------------------------------------------

DEFENSE/AEROSPACE - 5.1%
--------------------------------------------------------------------------------
       15,300   General Dynamics Corp.                              $ 1,246,185
--------------------------------------------------------------------------------
       64,000   Invision Technologies, Inc.(1)                        1,850,560
--------------------------------------------------------------------------------
       71,600   L-3 Communications
                Holdings, Inc.(1)                                     3,217,704
--------------------------------------------------------------------------------
       10,700   Lockheed Martin Corp.                                   558,540
--------------------------------------------------------------------------------
                                                                      6,872,989
--------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT - 9.6%
----------------------------------------------------------------
       22,400   Benchmark Electronics Inc.(1)                           696,864
--------------------------------------------------------------------------------
      103,800   Celestica Inc.(1)                                     1,880,856
--------------------------------------------------------------------------------
      193,500   Flextronics International
                Ltd. ADR(1)                                           2,129,468
--------------------------------------------------------------------------------
       42,200   Garmin Ltd.(1)                                        1,005,204
--------------------------------------------------------------------------------
       45,200   Inter-Tel, Inc.                                       1,131,582
--------------------------------------------------------------------------------
       98,100   Jabil Circuit, Inc.(1)                                2,104,245
--------------------------------------------------------------------------------
      140,600   Nokia Corp. Cl A ADR                                  2,700,926
--------------------------------------------------------------------------------
       17,700   QUALCOMM Inc.(1)                                        729,240
--------------------------------------------------------------------------------
       71,600   Tekelec, Inc.(1)                                        730,678
--------------------------------------------------------------------------------
                                                                      3,109,063
--------------------------------------------------------------------------------

INDUSTRIAL PARTS - 0.2%
--------------------------------------------------------------------
       57,800   Surebeam Corporation(1)                                 311,253
--------------------------------------------------------------------------------

INFORMATION SERVICES - 7.4%
--------------------------------------------------------------------------------
       76,500   Affiliated Computer
                Services Inc.(1)                                      3,824,999
--------------------------------------------------------------------------------
       29,600   Alliance Data Systems
                Corporation(1)                                          562,696
--------------------------------------------------------------------------------
       31,000   BISYS Group, Inc. (The)(1)                              628,680
--------------------------------------------------------------------------------
       30,798   Corporate Executive
                 Board Co. (The)(1)                                   1,016,488
--------------------------------------------------------------------------------
       19,850   Fiserv, Inc.(1)                                         674,702
--------------------------------------------------------------------------------
       22,200   Interactive Data Corp.(1)                               346,542
--------------------------------------------------------------------------------
       13,500   SRA International, Inc.(1)                              373,275
--------------------------------------------------------------------------------
       68,100   SunGard Data Systems Inc.(1)                          1,591,497
--------------------------------------------------------------------------------
       92,600   The Titan Corporation(1)                              1,096,384
--------------------------------------------------------------------------------
                                                                      0,115,263
--------------------------------------------------------------------------------

INVESTMENT TRUSTS - 2.0%
--------------------------------------------------------------------------------
       97,200   Nasdaq 100-Index
                Tracking Stock(1)                                     2,680,776
--------------------------------------------------------------------------------

MEDIA - 3.6%
--------------------------------------------------------------------------------
       82,100   Cox Communications, Inc. Cl A(1)                      2,485,988
--------------------------------------------------------------------------------
       42,000   Cumulus Media Inc.(1)                                   696,150
--------------------------------------------------------------------------------
       16,100   Entercom Communications Corp.(1)                        871,976
--------------------------------------------------------------------------------
       20,900   Westwood One, Inc.(1)                                   812,383
--------------------------------------------------------------------------------
                                                                      4,866,497
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

                                                                         ------
                                                                         15

Technology - Schedule of Investments

NOVEMBER 30, 2002

Shares                                                                   Value
--------------------------------------------------------------------------------

MEDICAL PRODUCTS & SUPPLIES - 1.2%
--------------------------------------------------------------------------------
       35,700   Analogic Corporation                                $ 1,606,679
--------------------------------------------------------------------------------

MEDICAL PROVIDERS & SERVICES - 0.7%
--------------------------------------------------------------------
       37,100   McKesson Corp.                                          961,632
--------------------------------------------------------------------------------

SEMICONDUCTOR - 24.1%
--------------------------------------------------------------------
       43,600   Analog Devices, Inc.(1)                               1,338,084
--------------------------------------------------------------------------------
      141,500   Applied Materials, Inc.(1)                            2,413,282
--------------------------------------------------------------------------------
       42,600   Integrated Circuit Systems, Inc.(1)                     991,089
--------------------------------------------------------------------------------
      255,100   Intel Corp.                                           5,327,763
--------------------------------------------------------------------------------
       71,500   International Rectifier Corp.(1)                      1,784,640
--------------------------------------------------------------------------------
       17,900   Intersil Corporation(1)                                 308,507
--------------------------------------------------------------------------------
       25,600   KLA-Tencor Corp.(1)                                   1,130,880
--------------------------------------------------------------------------------
       32,200   Linear Technology Corp.                               1,065,820
--------------------------------------------------------------------------------
       58,500   Marvell Technology Group Ltd.(1)                      1,324,733
--------------------------------------------------------------------------------
       25,700   Maxim Integrated Products, Inc.                       1,080,814
--------------------------------------------------------------------------------
      144,650   Microchip Technology Inc.                             4,150,731
--------------------------------------------------------------------------------
       33,500   Micron Technology, Inc.(1)                              529,635
--------------------------------------------------------------------------------
       86,300   Monolithic System
                Technology Inc.(1)                                    1,276,377
--------------------------------------------------------------------------------
       50,700   Power Integrations, Inc.(1)                           1,038,336
--------------------------------------------------------------------------------
       50,100   Semiconductor HOLDRs Trust                            1,474,944
--------------------------------------------------------------------------------
       69,200   Silicon Laboratories Inc.(1)                          2,025,483
--------------------------------------------------------------------------------
       93,200   Skyworks Solutions, Inc.(1)                           1,124,458
--------------------------------------------------------------------------------

Shares                                                                   Value
-------------------------------------------------------------------------------
       28,092   STMicroelectronics NV
                New York Shares                                      $  713,537
--------------------------------------------------------------------------------
       99,900   Texas Instruments Inc.                                2,008,989
--------------------------------------------------------------------------------
       32,400   Xilinx, Inc.(1)                                         798,660
--------------------------------------------------------------------------------
       38,800   Zoran Corporation(1)                                    835,170
--------------------------------------------------------------------------------
                                                                      2,741,932
--------------------------------------------------------------------------------

TELEPHONE - 1.1%
---------------------------------------------------------------------
       26,600   BellSouth Corp.                                         739,480
--------------------------------------------------------------------------------
       26,100   SBC Communications Inc.                                 743,850
--------------------------------------------------------------------------------
                                                                      1,483,330
--------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATIONS - 1.1%
--------------------------------------------------------------------------------
       71,000   UTStarcom Inc.(1)                                     1,455,855
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost $117,308,993)                                                 134,474,271
--------------------------------------------------------------------------------
================================================================================
TEMPORARY CASH INVESTMENTS - 1.1%

Repurchase Agreement, Deutsche Bank, Inc.,  (U.S. Treasury obligations), in a joint trading  account at 1.30%, dated 11/29/02,
due 12/2/02 (Delivery value $1,500,163)
(Cost $1,500,000)                                                     1,500,000
--------------------------------------------------------------------------------

TOTAL INVESTMENT SECURITIES - 100.0%
(Cost $118,808,993)                                                $135,974,271
--------------------------------------------------------------------------------

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

HOLDRs = Holding Company Depositary Receipts

(1) Non-income producing.

See Notes to Financial Statements.

------
    16

Statement of Assets and Liabilities

NOVEMBER 30, 2002
--------------------------------------------------------------------------------
                                                           LIFE
                                                         SCIENCES    TECHNOLOGY
================================================================================
ASSETS
---------------------------------------------------------
Investment securities, at value (cost of
$160,355,352 and $118,808,993, respectively)          $153,779,451 $135,974,271
---------------------------------------------------------
Cash                                                         6,134      779,402
---------------------------------------------------------
Collateral for securities loaned, at value               5,623,075   24,800,850
---------------------------------------------------------
Receivable for investments sold                          1,947,551           --
---------------------------------------------------------
Receivable for capital shares sold                               --       1,169
---------------------------------------------------------
Receivable for forward foreign currency exchange contracts   5,438           --
---------------------------------------------------------
Dividends, interest and other income receivable             65,320       17,651
--------------------------------------------------------------------------------
                                                       161,426,969  161,573,343
--------------------------------------------------------------------------------
================================================================================
LIABILITIES
---------------------------------------------------------
Payable for securities loaned, at value                  5,623,075   24,800,850
---------------------------------------------------------
Payable for investments purchased                        5,887,441      351,586
---------------------------------------------------------
Payable for forward foreign currency exchange contracts      5,577           --
---------------------------------------------------------
Accrued management fees                                    189,968      155,683
---------------------------------------------------------
Distribution fees payable                                        9            9
---------------------------------------------------------
Service fees payable                                             7            9
--------------------------------------------------------------------------------
                                                        11,706,077   25,308,137
--------------------------------------------------------------------------------
NET ASSETS                                            $149,720,892 $136,265,206
================================================================================
================================================================================
NET ASSETS CONSIST OF:
---------------------------------------------------------
Capital (par value and paid-in surplus)               $223,609,228 $397,145,601
---------------------------------------------------------
Accumulated net realized loss on
investment and foreign currency transactions           (67,312,137)(278,045,673)
---------------------------------------------------------
Net unrealized appreciation (depreciation) on
investments and translation of assets and
liabilities in foreign currencies                       (6,576,199)  17,165,278
--------------------------------------------------------------------------------
                                                      $149,720,892 $136,265,206
================================================================================

INVESTOR CLASS, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Net assets                                            $146,324,403 $127,767,144
---------------------------------------------------------
Shares outstanding                                      41,374,977   88,779,637
---------------------------------------------------------
Net asset value per share                                    $3.54        $1.44
--------------------------------------------------------------------------------

ADVISOR CLASS, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Net assets                                                 $25,396      $53,984
---------------------------------------------------------
Shares outstanding                                           7,226       37,843
---------------------------------------------------------
Net asset value per share                                    $3.51        $1.43
--------------------------------------------------------------------------------

INSTITUTIONAL CLASS, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Net assets                                              $3,365,125   $8,444,078
---------------------------------------------------------
Shares outstanding                                         946,158    5,831,273
---------------------------------------------------------
Net asset value per share                                    $3.56        $1.45
--------------------------------------------------------------------------------

C CLASS, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Net assets                                                  $5,968           --
---------------------------------------------------------
Shares outstanding                                           1,708           --
---------------------------------------------------------
Net asset value per share                                    $3.49           --
--------------------------------------------------------------------------------

See Notes to Financial Statements.

                                                                         ------
                                                                         17

Statement of Operations

YEAR ENDED NOVEMBER 30, 2002
--------------------------------------------------------------------------------
                                                            LIFE
                                                          SCIENCES   TECHNOLOGY
================================================================================
INVESTMENT LOSS

INCOME:
---------------------------------------------------------
Dividends (net of foreign taxes withheld
of $7,511 and $6,574, respectively)                      $ 780,295    $ 177,729
---------------------------------------------------------
Interest                                                   408,568      196,228
---------------------------------------------------------
Securities lending                                          27,367       83,543
--------------------------------------------------------------------------------
                                                         1,216,230      457,500
--------------------------------------------------------------------------------

EXPENSES:
---------------------------------------------------------
Management fees                                          2,948,682    2,262,559
---------------------------------------------------------
Distribution fees:
---------------------------------------------------------
  Advisor Class                                                 56           49
---------------------------------------------------------
  C Class                                                       45           --
---------------------------------------------------------
Service fees:
---------------------------------------------------------
  Advisor Class                                                 56           49
---------------------------------------------------------
  C Class                                                       15           --
---------------------------------------------------------
Directors' fees and expenses                                 2,155        1,631
--------------------------------------------------------------------------------
                                                         2,951,009    2,264,288
--------------------------------------------------------------------------------

NET INVESTMENT LOSS                                     (1,734,779)  (1,806,788)
--------------------------------------------------------------------------------
================================================================================
REALIZED AND UNREALIZED LOSS
---------------------------------------------------------
Net realized loss on investment and
foreign currency transactions                          (33,228,910) (51,689,977)
---------------------------------------------------------
Change in net unrealized appreciation
(depreciation) on investments and
translation of assets and liabilities
in foreign currencies                                  (25,294,869)  (6,224,919)
--------------------------------------------------------------------------------

Net realized and unrealized loss                       (58,523,779) (57,914,896)
--------------------------------------------------------------------------------

NET DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS                             $(60,258,558)$(59,721,684)
================================================================================

See Notes to Financial Statements.

------
    18

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2002 AND NOVEMBER 30, 2001
----------------------------------------------------------------------------------------------------------
                                            LIFE SCIENCES                          TECHNOLOGY
----------------------------------------------------------------------------------------------------------
DECREASE IN NET ASSETS                2002                2001               2002              2001
==========================================================================================================
OPERATIONS

Net investment loss              $  (1,734,779)     $  (1,428,101)      $  (1,806,788)     $  (1,580,158)
---------------------------------
Net realized loss                  (33,228,910)       (33,642,718)        (51,689,977)      (168,294,285)
---------------------------------
Change in net unrealized
appreciation (depreciation)        (25,294,869)        20,389,612          (6,224,919)        79,826,597
----------------------------------------------------------------------------------------------------------
Net decrease in net assets
resulting from operations          (60,258,558)       (14,681,207)        (59,721,684)       (90,047,846)
----------------------------------------------------------------------------------------------------------
==========================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS

From net realized gains:
---------------------------------
  Investor Class                            --         (5,923,739)                 --                 --
---------------------------------
  Advisor Class                             --             (1,113)                 --                 --
---------------------------------
  Institutional Class                       --           (106,975)                 --                 --
----------------------------------------------------------------------------------------------------------
Decrease in net assets
from distributions                          --         (6,031,827)                 --                 --
----------------------------------------------------------------------------------------------------------
==========================================================================================================
CAPITAL SHARE TRANSACTIONS

Net increase (decrease) in
net assets from
capital share transactions         (21,725,721)        15,259,552          12,910,500         69,310,558
----------------------------------------------------------------------------------------------------------

NET DECREASE IN NET ASSETS         (81,984,279)        (5,453,482)        (46,811,184)       (20,737,288)
==========================================================================================================
NET ASSETS

Beginning of period                231,705,171        237,158,653         183,076,390        203,813,678
----------------------------------------------------------------------------------------------------------
End of period                     $149,720,892       $231,705,171        $136,265,206       $183,076,390
==========================================================================================================

See Notes to Financial Statements.

                                                                         ------
                                                                         19

Notes to Financial Statements

NOVEMBER 30, 2002

 1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. Life Sciences Fund (Life) and Technology
Fund (Technology) (the funds) are two funds in a series issued by the corporation. The funds are non-diversified under the 1940 Act. The funds'
investment objectives are to seek long-term capital growth. The funds pursue their objectives by investing primarily in equity securities. Life generally invests in companies that engage in the business of providing products and services that help promote personal health and wellness. Technology invests in companies with business operations in the technology and
telecommunications-related sectors. The following significant accounting policies are in accordance with accounting principles generally accepted in the
United States of America. These policies may require the use of estimates by fund management.

MULTIPLE CLASS -- The funds are authorized to issue the Investor Class, the
Advisor Class, the Institutional Class, and the C Class. The share classes differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of each fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Sale of the C Class for Technology had not commenced as of November 30, 2002.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes are valued through a commercial pricing service. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Security lending income is recorded daily on  the accrual basis.

FUTURES CONTRACTS -- The funds may enter into stock index futures contracts in order to manage the funds' exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the funds are required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments
(variation margin) are made or received daily, in cash, by the funds. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The funds recognize a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively.

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation
(depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The funds may enter into forward foreign currency exchange contracts to facilitate transactions of

                                                                   (continued)

------
    20

Notes to Financial Statements

NOVEMBER 30, 2002

 1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

securities denominated in a foreign currency or to hedge the funds' exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the funds and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The funds bear the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not perform under the contract terms.

REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions that the funds' investment manager, American Century Investment
Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, each fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

INCOME TAX STATUS -- It is the funds' policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code.
Accordingly, no provision has been made for federal or state income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are generally declared and paid annually in December. Distributions from net realized gains, if any, are generally declared and paid twice a year, usually in
March and December.

 2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with
ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee per class.
The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly in arrears based on each class's pro rata share of the funds' average daily closing net assets during the previous month.

The annual management fee schedule for each class of Life and Technology is as follows:
--------------------------------------------------------------------------------
                          INVESTOR       ADVISOR     INSTITUTIONAL      C
                            CLASS         CLASS         CLASS         CLASS
--------------------------------------------------------------------------------
================================================================================
FUND AVERAGE NET ASSETS
--------------------------------------------------------------------------------
First $1 billion            1.50%         1.25%          1.30%         1.50%
--------------------------------------------------------------------------------
Over $1 billion             1.30%         1.05%          1.10%         1.30%
--------------------------------------------------------------------------------

The effective annual management fee for the year ended November 30, 2002 was
1.50%, 1.25%, and 1.30% for the Investor Class, the Advisor Class, and the
Institutional Class, respectively, of both funds. The effective annual management fee for Life's C Class was 1.50%.

DISTRIBUTION AND SERVICE FEES -- The Board of Directors has adopted a Master
Distribution and Shareholder Services Plan for the Advisor Class and a Master
Distribution and Individual Shareholder Services Plan for the C Class
(collectively, the plans), pursuant to Rule 12b-1 of the (continued)

                                                                         ------
                                                                         21

Notes to Financial Statements

NOVEMBER 30, 2002

 2. FEES AND TRANSACTIONS WITH RELATED PARTIES (CONTINUED)

1940 Act. The plans provide that the Advisor Class and C Class will pay American
Century Investment Services, Inc. (ACIS) an annual distribution fee equal to
0.25% and 0.75%, respectively, and an annual service fee equal to 0.25%. The fees are computed daily and paid monthly in arrears based on the Advisor Class's or C Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred in connection with distributing shares of the Advisor Class or C Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. The service fee provides compensation for shareholder and administrative services rendered by ACIS, its affiliates or independent third party providers for
Advisor Class shares and for individual shareholder services rendered by broker/
dealers or other independent financial intermediaries for C Class shares. Fees incurred under the plans during the year ended November 30, 2002, are detailed in the Statement of Operations.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American
Century Companies, Inc. (ACC), the parent of the corporation's investment manager, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services Corporation.

During the year ended November 30, 2002, the funds invested in a money market fund for temporary purposes, which was managed by J.P. Morgan Investment
Management, Inc. (JPMIM). JPMIM is a wholly owned subsidiary of J.P. Morgan
Chase & Co. (JPM). JPM is an equity investor in ACC. The funds have a bank line of credit agreement with JPM. The funds have a securities lending agreement with
JPMorgan Chase Bank (Chase). Chase is a wholly owned subsidiary of JPM.

 3. INVESTMENT TRANSACTIONS

Investment transactions, excluding short-term investments, for the year ended
November 30, 2002,  were as follows:
---------------------------------------------------------------
                                        LIFE
                                      SCIENCES     TECHNOLOGY
---------------------------------------------------------------
===============================================================
---------------------------------------------------------------
Purchases                            $478,449,241  $380,348,81
---------------------------------------------------------------
Proceeds from sales                  $490,268,096  $352,354,58
---------------------------------------------------------------

                                                                    (continued)

------
    22

Notes to Financial Statements

NOVEMBER 30, 2002

 4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the funds were as follows:

                                                    LIFE SCIENCES                  TECHNOLOGY
--------------------------------------------------------------------------------------------------------
                                               SHARES         AMOUNT         SHARES         AMOUNT
--------------------------------------------------------------------------------------------------------
========================================================================================================
INVESTOR CLASS
--------------------------------------------
YEAR ENDED NOVEMBER 30, 2002
SHARES AUTHORIZED                            200,000,000                    300,000,000
========================================================================================================
Sold                                          10,804,587    $ 47,083,635     43,964,133     $71,750,086
--------------------------------------------
Redeemed                                     (16,090,674)    (69,030,203)   (38,428,715)    (61,470,938)
--------------------------------------------------------------------------------------------------------
Net increase (decrease)                       (5,286,087)   $(21,946,568)     5,535,418     $10,279,148
========================================================================================================

YEAR ENDED NOVEMBER 30, 2001
SHARES AUTHORIZED                            150,000,000                    200,000,000
========================================================================================================
Sold                                          16,687,277     $83,484,689     62,567,322    $162,664,174
--------------------------------------------
Issued in reinvestment of distributions        1,162,862       5,779,421             --              --
--------------------------------------------
Redeemed                                     (15,486,339)    (75,358,483)   (40,679,888)    (98,512,726)
--------------------------------------------------------------------------------------------------------
Net increase                                   2,363,800     $13,905,627     21,887,434   $  64,151,448
========================================================================================================
========================================================================================================

ADVISOR CLASS
--------------------------------------------
YEAR ENDED NOVEMBER 30, 2002
SHARES AUTHORIZED                              5,000,000                      5,000,000
========================================================================================================
Sold                                               4,771         $21,334         38,137         $60,484
--------------------------------------------
Redeemed                                            (264)         (1,097)          (865)         (1,817)
--------------------------------------------------------------------------------------------------------
Net increase                                       4,507         $20,237         37,272         $58,667
========================================================================================================

YEAR ENDED NOVEMBER 30, 2001
SHARES AUTHORIZED                             10,000,000                     10,000,000
========================================================================================================
Sold                                               8,247         $42,245         95,966        $251,619
--------------------------------------------
Issued in reinvestment of distributions              224           1,112             --              --
--------------------------------------------
Redeemed                                          (7,794)        (38,817)      (108,850)       (264,723)
--------------------------------------------------------------------------------------------------------
Net increase (decrease)                              677        $  4,540        (12,884)      $ (13,104)
========================================================================================================
========================================================================================================

INSTITUTIONAL CLASS
--------------------------------------------
YEAR ENDED NOVEMBER 30, 2002
SHARES AUTHORIZED                              5,000,000                     15,000,000
========================================================================================================
Sold                                             588,328      $2,553,934      7,257,036     $11,779,856
--------------------------------------------
Redeemed                                        (532,110)     (2,358,946)    (5,815,101)     (9,207,171)
--------------------------------------------------------------------------------------------------------
Net increase                                      56,218      $  194,988      1,441,935    $  2,572,685
========================================================================================================

YEAR ENDED NOVEMBER 30, 2001
SHARES AUTHORIZED                             10,000,000                     10,000,000
========================================================================================================
Sold                                             787,413      $3,900,877      5,141,058     $12,848,103
--------------------------------------------
Issued in reinvestment of distributions           21,481         106,974             --              --
--------------------------------------------
Redeemed                                        (555,666)     (2,660,966)    (3,256,792)     (7,675,889)
--------------------------------------------------------------------------------------------------------
Net increase                                     253,228      $1,346,885      1,884,266    $  5,172,214
========================================================================================================

                                                                    (continued)

                                                                         ------
                                                                         23

Notes to Financial Statements

NOVEMBER 30, 2002

 4. CAPITAL SHARE TRANSACTIONS (CONTINUED)

                                                      LIFE SCIENCES                  TECHNOLOGY
--------------------------------------------------------------------------------------------------------
                                               SHARES            AMOUNT         SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------
========================================================================================================
C CLASS
--------------------------------------------
YEAR ENDED NOVEMBER 30, 2002
SHARES AUTHORIZED                             10,000,000                      7,500,000
========================================================================================================
Sold                                               1,195          $5,622
========================================================================================================

PERIOD ENDED NOVEMBER 30, 2001(1)
SHARES AUTHORIZED                             10,000,000                     10,000,000
========================================================================================================
Sold                                                 513          $2,500
========================================================================================================

(1) November 29, 2001 (commencement of sale) through November 30, 2001 for Life
    Sciences.

 5. SECURITIES LENDING

At November 30, 2002, securities in Life and Technology valued at $5,448,989 and
$24,004,670, respectively, were on loan through the lending agent, Chase, to certain approved borrowers. Chase receives and maintains collateral in the form of cash, U.S. Treasury or Government Agency securities and/or letters of credit for the funds. The value of cash collateral received at period end is disclosed in the Statement of Assets and Liabilities. The total value of all collateral received, at this date, was valued at $5,623,075 and $24,800,850, respectively.
The funds' risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, receipt of the collateral by the funds may be delayed or limited.

 6. BANK LINE OF CREDIT

The funds, along with certain other funds managed by ACIM, have a $650,000,000 unsecured bank line of credit agreement with JPM, which was renewed to
$620,000,000 effective December 17, 2002. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The funds did not borrow from the line during the year ended November 30, 2002.

                                                                    (continued)

------
    24

Notes to Financial Statements

NOVEMBER 30, 2002

 7. FEDERAL TAX INFORMATION

The tax character of distributions paid during the years ended November 30, 2002 and November 30, 2001 were as follows:
--------------------------------------------------------------------------------
                                  LIFE SCIENCES                TECHNOLOGY
--------------------------------------------------------------------------------
                              2002            2001           2002        2001
--------------------------------------------------------------------------------
================================================================================
DISTRIBUTIONS PAID FROM
--------------------------------------------------------------------------------
Ordinary income                --        $6,031,827           --          --
--------------------------------------------------------------------------------
Long-term capital gains        --                --           --          --
--------------------------------------------------------------------------------

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts.

As of November 30, 2002, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:
--------------------------------------------------------------------------------
                                                         LIFE
                                                       SCIENCES      TECHNOLOGY
--------------------------------------------------------------------------------
================================================================================
COMPONENTS OF DISTRIBUTABLE EARNINGS AND TAX COST
--------------------------------------------------------------------------------
Federal tax cost of investments                      $160,599,673  $123,131,351
================================================================================
Gross tax appreciation of investments                  $6,092,500   $17,924,908
--------------------------------------------------------
Gross tax depreciation of investments                 (12,912,722)   (5,081,988)
--------------------------------------------------------------------------------
Net tax appreciation (depreciation) of investments    $(6,820,222)  $12,842,920
================================================================================
Net tax appreciation (depreciation) of derivatives
and translation of assets and liabilities in
foreign currencies                                          $(590)          --
--------------------------------------------------------------------------------
Net tax appreciation (depreciation)                   $(6,820,812)  $12,842,920
================================================================================
Accumulated capital losses                           $(64,222,705)$(272,930,689)
--------------------------------------------------------
Capital loss deferrals                                $(2,844,819)    $(792,626)
--------------------------------------------------------------------------------

The difference between book-basis and tax-basis unrealized appreciation
(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on certain forward foreign currency contracts.

The accumulated capital losses listed above represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers expire in 2009 through 2010 for
Life and 2008 through 2010 for Technology.

The capital loss deferrals represent net capital losses incurred in the one-month period ended November 30, 2002. The funds have elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

                                                                    (continued)

                                                                         ------
                                                                         25

Life Sciences - Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
--------------------------------------------------------------------------------
                                                      INVESTOR CLASS
--------------------------------------------------------------------------------
                                              2002         2001        2000(1)
===============================================================================
PER-SHARE DATA

Net Asset Value, Beginning of Period          $4.87        $5.28         $5.00
-------------------------------------------------------------------------------
Income From Investment Operations
-------------------------------------------
  Net Investment Loss(2)                      (0.04)       (0.03)        (0.02)
--------------------------------------------
  Net Realized and Unrealized Gain (Loss)     (1.29)       (0.25)         0.30
-------------------------------------------------------------------------------
  Total From Investment Operations            (1.33)       (0.28)         0.28
-------------------------------------------------------------------------------
Distributions
-------------------------------------------
  From Net Realized Gains                        --        (0.13)           --
-------------------------------------------------------------------------------
Net Asset Value, End of Period                $3.54        $4.87         $5.28
===============================================================================
  TOTAL RETURN(3)                            (27.31)%      (5.35)%        5.60%
===============================================================================
RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets                          1.50%        1.50%     1.50%(4)
-------------------------------------------
Ratio of Net Investment Loss
to Average Net Assets                        (0.88)%      (0.61)%   (0.95)%(4)
-------------------------------------------
Portfolio Turnover Rate                         272%         206%         64%
-------------------------------------------
Net Assets, End of Period
(in thousands)                              $146,324     $227,341    $233,785
-------------------------------------------------------------------------------

(1) June 30, 2000 (inception) through November 30, 2000.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.  The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------
    26

Life Sciences - Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
--------------------------------------------------------------------------------
                                                     ADVISOR CLASS
--------------------------------------------------------------------------------
                                            2002         2001        2000(1)
================================================================================
PER-SHARE DATA

Net Asset Value, Beginning of Period        $4.86        $5.28        $5.48
--------------------------------------------------------------------------------
Income From Investment Operations
---------------------------------------
  Net Investment Loss(2)                    (0.05)       (0.04)        --(3)
---------------------------------------
  Net Realized and Unrealized Loss          (1.30)       (0.25)       (0.20)
--------------------------------------------------------------------------------
  Total From Investment Operations          (1.35)       (0.29)       (0.20)
--------------------------------------------------------------------------------
Distributions
---------------------------------------
  From Net Realized Gains                      --        (0.13)          --
--------------------------------------------------------------------------------
Net Asset Value, End of Period              $3.51        $4.86        $5.28
================================================================================
  TOTAL RETURN(4)                          (27.78)%      (5.55)%      (3.65)%
================================================================================
RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets                        1.75%         1.75%     1.75%(5)
---------------------------------------
Ratio of Net Investment Loss
to Average Net Assets                      (1.13)%       (0.86)%   (0.99)%(5)
---------------------------------------
Portfolio Turnover Rate                       272%          206%       64%(6)
---------------------------------------
Net Assets, End of Period
(in thousands)                                 $25           $13         $11
--------------------------------------------------------------------------------

(1) November 14, 2000 (commencement of sale) through November 30, 2000.

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.  The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level.  Percentage indicated
    was calculated for the period June 30, 2000 (inception of fund) through
    November 30, 2000.

See Notes to Financial Statements.

                                                                         ------
                                                                         27

Life Sciences - Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted
--------------------------------------------------------------------------------
                                                     INSTITUTIONAL CLASS
--------------------------------------------------------------------------------
                                               2002         2001        2000(1)
================================================================================
PER-SHARE DATA

Net Asset Value, Beginning of Period          $4.89        $5.28         $5.26
--------------------------------------------------------------------------------
Income From Investment Operations
-------------------------------------------
  Net Investment Loss(2)                      (0.03)       (0.02)        (0.02)
-------------------------------------------
  Net Realized and Unrealized Gain (Loss)     (1.30)       (0.24)         0.04
--------------------------------------------------------------------------------
  Total From Investment Operations            (1.33)       (0.26)         0.02
--------------------------------------------------------------------------------
Distributions
-------------------------------------------
  From Net Realized Gains                        --        (0.13)           --
--------------------------------------------------------------------------------
Net Asset Value, End of Period                $3.56        $4.89         $5.28
================================================================================
  TOTAL RETURN(3)                            (27.20)%      (4.97)%        0.38%
================================================================================
RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets                          1.30%        1.30%     1.30%(4)
-------------------------------------------
Ratio of Net Investment Loss
to Average Net Assets                        (0.68)%      (0.41)%   (0.80)%(4)
-------------------------------------------
Portfolio Turnover Rate                         272%         206%       64%(5)
-------------------------------------------

Net Assets, End of Period
(in thousands)                                $3,365       $4,348      $3,363
--------------------------------------------------------------------------------

(1) July 17, 2000 (commencement of sale) through November 30, 2000.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level.  Percentage indicated
    was calculated for the period June 30, 2000 (inception of fund) through
    November 30, 2000.

See Notes to Financial Statements.

------
    28

Life Sciences - Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
--------------------------------------------------------------------------------
                                                           C CLASS
--------------------------------------------------------------------------------
                                                        2002     2001(1)
================================================================================
PER-SHARE DATA

Net Asset Value, Beginning of Period                  $4.87       $4.87
--------------------------------------------------------------------------------
Income From Investment Operations
-------------------------------------------
  Net Investment Loss(2)                              (0.08)       --(3)
-------------------------------------------
  Net Realized and Unrealized Loss                    (1.30)       --(3)
--------------------------------------------------------------------------------
  Total From Investment Operations                    (1.38)       --(3)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                        $3.49       $4.87
================================================================================
  TOTAL RETURN(4)                                    (28.34)%      0.00%
================================================================================
RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets                                   2.50%      2.50%(5)
-------------------------------------------
Ratio of Net Investment Loss
to Average Net Assets                                 (1.88)%    (1.46)%(5)
-------------------------------------------
Portfolio Turnover Rate                                  272%       206%(6)
-------------------------------------------
Net Assets, End of Period
(in thousands)                                             $6           $3
--------------------------------------------------------------------------------

(1) November 29, 2001 (commencement of sale) through November 30, 2001.

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not include applicable sales charges. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended November 30, 2001.

See Notes to Financial Statements.

                                                                         ------
                                                                         29

Technology - Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
--------------------------------------------------------------------------------
                                                       INVESTOR CLASS
--------------------------------------------------------------------------------
                                              2002         2001        2000(1)
================================================================================
PER-SHARE DATA

Net Asset Value, Beginning of Period         $2.09        $3.19        $5.00
--------------------------------------------------------------------------------
Income From Investment Operations
---------------------------------------
  Net Investment Loss(2)                     (0.02)       (0.02)       (0.02)
---------------------------------------
  Net Realized and Unrealized Loss           (0.63)       (1.08)       (1.79)
--------------------------------------------------------------------------------
  Total From Investment Operations           (0.65)       (1.10)       (1.81)
--------------------------------------------------------------------------------
Net Asset Value, End of Period               $1.44        $2.09        $3.19
================================================================================
  TOTAL RETURN(3)                           (31.10)%     (34.48)%     (36.20)%
================================================================================
RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets                         1.50%        1.50%     1.50%(4)
---------------------------------------
Ratio of Net Investment Loss
to Average Net Assets                       (1.20)%      (0.79)%   (0.83)%(4)
---------------------------------------
Portfolio Turnover Rate                        251%         356%        125%
---------------------------------------
Net Assets, End of Period
(in thousands)                             $127,767     $173,877    $195,776
--------------------------------------------------------------------------------

(1) June 30, 2000 (inception) through November 30, 2000.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------
    30

Technology - Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
--------------------------------------------------------------------------------
                                                      ADVISOR CLASS
--------------------------------------------------------------------------------
                                              2002         2001        2000(1)
================================================================================
PER-SHARE DATA

Net Asset Value, Beginning of Period         $2.08        $3.19         $5.00
--------------------------------------------------------------------------------
Income From Investment Operations
----------------------------------------
  Net Investment Loss(2)                     (0.02)       (0.02)       (0.02)
----------------------------------------
  Net Realized and Unrealized Loss           (0.63)       (1.09)       (1.79)
--------------------------------------------------------------------------------
  Total From Investment Operations           (0.65)       (1.11)       (1.81)
--------------------------------------------------------------------------------
Net Asset Value, End of Period               $1.43        $2.08        $3.19
================================================================================
  TOTAL RETURN(3)                           (31.25)%     (34.80)%     (36.20)%
================================================================================
RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets                         1.75%        1.75%     1.75%(4)
----------------------------------------
Ratio of Net Investment Loss
to Average Net Assets                       (1.45)%      (1.04)%   (1.08)%(4)
----------------------------------------
Portfolio Turnover Rate                        251%         356%        125%
----------------------------------------
Net Assets, End of Period
(in thousands)                                  $54           $1         $43
--------------------------------------------------------------------------------

(1) June 30, 2000 (commencement of sale) through November 30, 2000.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

                                                                         ------
                                                                         31

Technology - Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted
--------------------------------------------------------------------------------
                                                  INSTITUTIONAL CLASS
--------------------------------------------------------------------------------
                                           2002         2001        2000(1)
================================================================================
PER-SHARE DATA

Net Asset Value, Beginning of Period       $2.10        $3.19        $5.54
--------------------------------------------------------------------------------
Income From Investment Operations
---------------------------------------
  Net Investment Loss(2)                   (0.02)       (0.02)       (0.01)
---------------------------------------
  Net Realized and Unrealized Loss         (0.63)       (1.07)       (2.34)
--------------------------------------------------------------------------------
  Total From Investment Operations         (0.65)       (1.09)       (2.35)
--------------------------------------------------------------------------------
Net Asset Value, End of Period             $1.45        $2.10        $3.19
================================================================================
  TOTAL RETURN(3)                         (30.95)%     (34.17)%     (42.42)%
================================================================================
RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets                        1.30%        1.30%      1.30%(4)
---------------------------------------
Ratio of Net Investment Loss
to Average Net Assets                      (1.00)%      (0.59)%    (0.70)%(4)
---------------------------------------
Portfolio Turnover Rate                       251%         356%       125%(5)
---------------------------------------
Net Assets, End of Period
(in thousands)                              $8,444       $9,198       $7,995
--------------------------------------------------------------------------------

(1) July 14, 2000 (commencement of sale) through November 30, 2000.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level.  Percentage indicated
    was calculated for the period June 30, 2000 (inception of fund) through
    November 30, 2000.

See Notes to Financial Statements.

------
    32

Independent Auditors' Report

The Board of Directors and Shareholders, American Century World Mutual Funds,
Inc:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Life Sciences Fund and Technology Fund,
(collectively the "Funds"), two of the funds comprising American Century World
Mutual Funds, Inc., as of November 30, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the two years then ended and the period June 30, 2000 (inception) through
November 30, 2000. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at November 30, 2002 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Life
Sciences Fund and Technology Fund as of November 30, 2002, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
January 13, 2003

                                                                         ------
                                                                         33

Management

The individuals listed below serve as directors or officers of the funds. Those listed as interested directors  are "interested" primarily by virtue  of their engagement as officers of American Century Companies, Inc. (ACC) or its wholly-owned subsidiaries, including the funds' investment advisor, American
Century Investment Management, Inc. (ACIM); the funds' principal underwriter,
American Century Investment Services, Inc. (ACIS); and the funds' transfer agent, American Century Services Corporation (ACSC).

The other directors (more than  two-thirds of the total number) are independent;
that is, they are not employees or officers of, and have no financial interest in, ACC or any of its wholly-owned subsidiaries, including ACIM, ACIS, and ACSC.

All persons named as officers of the funds also serve in similar capacities for other funds advised by ACIM. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds.

INDEPENDENT DIRECTORS

THOMAS A. BROWN (62)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 21

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Strategic Account Implementation
Manager, Applied Industrial Technologies, Inc., a corporation engaged in the sale of bearings and power transmission products

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
ROBERT W. DOERING, M.D. (70)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director Emeritus(1)

LENGTH OF TIME SERVED (YEARS): less than 1 year

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly a general surgeon

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
ANDREA C. HALL, PH.D. (57)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 4

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, Midwest
Research Institute

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Midwest Research Institute
-------------------------------------------------------------------------------
D.D. (DEL) HOCK (67)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 5

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Chairman, Public
Service Company of Colorado

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Allied Motion Technologies, Inc.
and  J.D. Edwards & Company
-------------------------------------------------------------------------------

(1) Dr. Robert Doering resigned as full-time director, effective November 5,
    2001, after serving in such capacity for 33 years.
    Dr. Doering continues to serve the board in an advisory capacity. His position as Director Emeritus is an advisory position and involves attendance at one board meeting per year to review prior year-end results for the funds.
    He receives all regular board communications, including monthly mailings, industry newsletters, email communications, and company information, but not quarterly board and committee materials relating to meetings that he does not attend. Dr. Doering is not a director or a member of the board and has no voting power relating to any matters relating to fund operations. He is not an interested person of the funds or ACIM. He receives an annual stipend of
    $2,500 for his services.

                                                                    (continued)

------
    34

Management

INDEPENDENT DIRECTORS (CONTINUED)

DONALD H. PRATT (64)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director, Vice Chairman of the Board

LENGTH OF TIME SERVED (YEARS): 6

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman of the Board, Butler
Manufacturing Company

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Butler Manufacturing Company;
Director,  Atlas-Copco, North America Inc.
--------------------------------------------------------------------------------
GALE E. SAYERS (59)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 1

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Chief Executive Officer,
and Founder, Sayers Computer Source

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
M. JEANNINE STRANDJORD (55)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 7

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President,
Finance--Global Markets Group, Sprint Corporation

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, DST Systems, Inc.
-------------------------------------------------------------------------------
TIMOTHY S. WEBSTER (41) 4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): less than 1 year

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, American Italian Pasta Company

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
-------------------------------------------------------------------------------
INTERESTED DIRECTORS

JAMES E. STOWERS, JR. (78)(1)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director, Chairman of the Board

LENGTH OF TIME SERVED (YEARS): 43

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Director, and controlling shareholder, ACC; Chairman, ACIM, ACSC, and other ACC subsidiaries; Director,
ACIM, ACSC, and other ACC subsidiaries

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
JAMES E. STOWERS III (43)(1)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 11

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:  Co-Chairman, ACC (September 2000
to present); Chief Executive Officer, ACC (June 1996 to September 2000); Chief
Executive Officer, ACIM, ACSC, and other ACC subsidiaries; Director, ACC, ACIM,
ACSC, and other ACC subsidiaries

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
-------------------------------------------------------------------------------

(1) James E. Stowers, Jr. is the father of James E. Stowers III.

                                                                    (continued)

                                                                         ------
                                                                         35

Management

OFFICERS

WILLIAM M. LYONS (47)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: President

LENGTH OF TIME SERVED (YEARS): 1

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Executive Officer, ACC and
other ACC subsidiaries (September 2000 to present); President, ACC (June 1997 to present); Chief Operating Officer, ACC (June 1996 to September 2000); General
Counsel, ACC, ACIM, ACIS, ACSC, and other ACC subsidiaries (June 1989 to June
1998); Also serves as: Executive Vice President and Chief Operating Officer,
ACIM, ACIS, ACSC, and other ACC subsidiaries  and Excecutive Vice President of other  ACC subsidiaries
--------------------------------------------------------------------------------
ROBERT T. JACKSON (56)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Executive Vice President

LENGTH OF TIME SERVED (YEARS): 6

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Administrative Officer, ACC
(August 1997 to present); Chief Financial Officer, ACC (May 1995 to October
2002); President, ACSC (January 1999 to present); Executive Vice President, ACC
(May 1995 to present); Also serves as: Executive Vice President and Chief
Financial Officer, ACIM, ACIS, and other ACC subsidiaries, and Treasurer of ACC and other ACC subsidiaries
--------------------------------------------------------------------------------
MARYANNE ROEPKE, CPA (46)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Senior Vice President, Treasurer, and Chief
Accounting Officer

LENGTH OF TIME SERVED (YEARS): 1

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President and Assistant
Treasurer, ACSC
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
DAVID C. TUCKER (44)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Senior Vice President and General Counsel

LENGTH OF TIME SERVED (YEARS): 3

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, ACIM, ACIS,
ACSC, and other ACC subsidiaries (June 1998 to present); General Counsel, ACC,
ACIM, ACIS, ACSC, and other ACC subsidiaries (June 1998 to present); Consultant to mutual fund industry (May 1997 to April 1998)
-------------------------------------------------------------------------------
ROBERT LEACH (36)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Controller

LENGTH OF TIME SERVED (YEARS): 4

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACSC (February 2000
to present); Controller-Fund Accounting, ACSC
-------------------------------------------------------------------------------
C. JEAN WADE (38)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Controller

LENGTH OF TIME SERVED (YEARS): 8

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACSC (February 2000
to present); Controller-Fund Accounting, ACSC
-------------------------------------------------------------------------------
JON ZINDEL (35)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Tax Officer

LENGTH OF TIME SERVED (YEARS): 4

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, Corporate Tax, ACSC
(April 1998 to present); Vice President, ACIM, ACIS, and other ACC subsidiaries
(April 1999 to present); President, American Century Employee Benefit Services,
Inc. (January 2000 to December 2000); Treasurer, American Century Employee
Benefit Services, Inc. (December 2000 to present); Treasurer, American Century
Ventures, Inc. (December 1999 to January 2001); Director of Taxation, ACSC (July
1996 to April 1998)
-------------------------------------------------------------------------------

The SAI has additional information about the funds' directors and is available without charge upon request by calling 1-800-345-2021.

------
    36

Share Class Information

Four classes of shares are authorized for sale by the funds: Investor Class,
Advisor Class, Institutional Class, and C Class.

INVESTOR CLASS shares are available for purchase directly from American Century without any commissions or other fees. Investors who buy Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee.

ADVISOR CLASS shares are sold through banks, broker-dealers, insurance companies and financial advisors. Advisor Class shares are subject to a 0.50% Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which
Advisor Class shares are purchased. The total expense ratio of Advisor Class shares is 0.25% higher than the total expense ratio of Investor Class shares.

INSTITUTIONAL CLASS shares are available to endowments, foundations, defined benefit pension plans or financial  intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional  customers and others who invest at least $5 million in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the total expense ratio of Institutional Class shares is 0.20% less than the total expense ratio of Investor Class shares.

C CLASS shares are sold primarily through employer-sponsored retirement plans or through institutions such as banks, broker-dealers, and insurance companies. C
Class shares are subject to a Rule 12b-1 service and distribution fee of 1.00%
for equity funds and 0.75% for fixed income funds. 0.25% of that fee is available to pay for individual shareholder and administrative services and the remainder is available to pay for distribution services provided by the financial intermediary through which  C Class shares are purchased. The total expense ratio of C Class shares is higher than the total expense ratio of
Investor Class shares by 1.00% for equity funds and 0.75% for fixed income funds.

All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

                                                                         ------
                                                                         37

Retirement Account Information

As required by law, any distributions you receive from an IRA and certain 403(b)
distributions [not eligible for rollover to an IRA or to another  qualified plan] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you do not want us to withhold on this amount, you must notify us not to withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you do not have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

------
    38

Background Information

PORTFOLIO MANAGERS
================================================================================
 LIFE SCIENCES
--------------------------------------------------------------------------------
    Arnold Douville
--------------------------------------------------------------------------------
    Christy Turner, CPA, CFA
--------------------------------------------------------------------------------
================================================================================
 TECHNOLOGY
--------------------------------------------------------------------------------
    Christopher K. Boyd, CFA
--------------------------------------------------------------------------------
    Tom Telford, CFA
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

American Century offers more than a dozen growth funds, including domestic equity, specialty, international, and global. The philosophy behind these growth funds focuses on three important principles. First, the funds seek to own companies whose earnings and revenues are growing at an accelerating rate.
Second, we attempt to keep the funds fully invested, regardless of short-term market activity. Experience has shown that market gains can occur in unpredictable spurts and that missing those opportunities can significantly limit the potential for gain. Third, the funds are managed by teams, rather than by one "star." We believe this allows us to make better, more consistent management decisions.

In addition to these principles, each fund has its own investment policies:

AMERICAN CENTURY LIFE SCIENCES looks for stocks of growing U.S. and foreign companies that engage in the business of providing products and services that help promote personal health and wellness.

AMERICAN CENTURY TECHNOLOGY looks for stocks of growing U.S. and foreign companies with business operations in the technology and
telecommunications-related sectors. These companies include those that the fund managers believe will benefit significantly from advances or improvements in technology.

COMPARATIVE INDICES

The following indices are used in the report to serve as fund performance comparisons. They are not investment products available for purchase.

The S&P 500 INDEX is a capitalization-weighted index of the stocks of 500 publicly traded U.S. companies that  are considered to be leading firms in dominant industries. Created by Standard & Poor's, it is considered to be a broad measure of U.S. stock market performance.

The S&P MIDCAP 400 INDEX, a market-value weighted index, consists of 400 domestic stocks chosen for market  size, liquidity, and industry group presentation.

The RUSSELL 2000 INDEX was created  by the Frank Russell Company to measure the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies based on total market capitalization.

The S&P SUPERCOMPOSITE 1500 INDEX is a combination of the S&P 500, S&P MidCap
400, and S&P SmallCap 600 indices and provides a broad representation of the entire U.S. market, representing 87% of total U.S. equity market capitalization.

                                                                    (continued)

                                                                         ------
                                                                         39

Background Information

S&P SUPERCOMPOSITE 1500 HEALTH CARE INDEX -- Those constituents of the S&P
SuperComposite 1500 that  are classified under the health care economic sector make up the S&P SuperComposite 1500 Health Care Index. Nine industry groups comprise the health care economic sector: Biotechnology; Health Care
(Diversified, Drugs-Generic & Other, Drugs-Major Pharmaceuticals, Hospital
Management, Long-Term Care, Managed Care, Medical Products & Supplies, and
Specialized Services).

S&P SUPERCOMPOSITE 1500 TECHNOLOGY INDEX -- Those constituents that are classified under the technology economic sector of the S&P SuperComposite 1500 make up the S&P SuperComposite 1500 Technology Index. Thirteen industry groups comprise the technology economic sector: Communication Equipment; Computers
(Hardware, Networking, Peripherals, and Software  & Services); Electronics
(Component Distributors, Defense, Instrumentation, and Semiconductors);
Photography/ Imaging; Equipment (Semiconductor); Services (Computer Systems and
Data Processing).

The MERRILL LYNCH 100 TECHNOLOGY INDEX is an equal dollar-weighted index of 100 stocks designed to measure the performance of a cross section of large, actively traded technology stocks and ADRs. The index was developed with a base value of
200 as of January 30, 1998.

The MORGAN STANLEY TECHNOLOGY INDEX is an equal dollar-weighted index of 35 stocks from 9 technology subsectors; computer services, design software, server software, PC software and new media, networking and telecom equipment, server hardware, PC hardware and peripherals, specialized systems, and semiconductors.
The index was developed with a base value of 200 as of December 16, 1994.

The GOLDMAN SACHS TECHNOLOGY INDUSTRY SOFTWARE INDEX is a modified capitalization-weighted index of selected software stocks. The index was developed with a base value of  100 as of April 30, 1996.

The PHILADELPHIA SEMICONDUCTOR INDEX is a price-weighted index comprised of companies that are involved in the design, distribution, manufacturing, and sale of semiconductors. The index was developed with a base value of 100 as of
December 1, 1993.

------
    40

Glossary

AVERAGE ANNUAL RETURNS--the  annually compounded returns that would have produced a fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the fund's "Financial
Highlights."

BLUE CHIP STOCKS--stocks of the most established companies in American industry.
They are generally large,  fairly stable companies that have demonstrated consistent earnings  and usually have long-term growth potential. Examples include General Electric and Coca-Cola.

CYCLICAL STOCKS--generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile  manufacturers, steel producers, and textile operators.

GROWTH STOCKS--stocks of companies that have experienced above-average earnings growth and are expected to continue such growth. These stocks often sell at high
P/E ratios. Examples can include the stocks of high-tech and health care companies.

LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS--the stocks of companies with market capitalizations (the total value of a company's outstanding stock)  more than
$9.2 billion. This is Lipper's market capitalization breakpoint as of November
30, 2002, although it may be subject to change based on market fluctuations.
The Dow Jones Industrial Average and the S&P 500 Index generally consist of stocks in this range.

MEDIAN MARKET CAPITALIZATION-- market capitalization (market cap) is the total value of a company's stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS--the stocks of companies with market capitalizations (the total value of a company's outstanding stock) between $2.1 billion and $9.2 billion. This is Lipper's market capitalization breakpoint as of November 30, 2002, although it may be subject to change based on market fluctuations. The S&P MidCap 400 Index and Russell 2500 Index generally consist of stocks in this range.

NUMBER OF HOLDINGS--the number of securities, excluding temporary investments, held by a fund on a given date.

PORTFOLIO TURNOVER--the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

                                                                    (continued)

                                                                         ------
                                                                         41

Glossary

PRICE/BOOK RATIO--a stock value measurement calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is calculated by subtracting a company's liabilities from its assets, then dividing that value by the number of outstanding shares.)

PRICE/EARNINGS (P/E) RATIO--a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.)
When this figure is weighted, the impact of each company's P/E ratio is in proportion to the percentage of the fund that the company represents.

SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS--the stocks of companies with market capitalizations (the total value of a company's outstanding stock) less than
$2.1 billion. This is Lipper's  market capitalization breakpoint as of November
30, 2002, although it may be subject to change based on market fluctuations.
The S&P 600 Index and the Russell 2000 Index generally consist of stocks in this range.

TOTAL RETURN--the overall percentage change in the value of a hypothetical investment in the fund, assuming all of the fund's distributions are reinvested.

VALUE STOCKS--generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low P/E ratios.

WEIGHTED AVERAGE MARKET CAPITALIZATION--average market capitalization represents the average value of the companies held in a portfolio. When that figure is weighted, the impact of each company's capitalization on the overall average is proportional to the total market value of its shares.

FUND CLASSIFICATIONS

Please be aware that a fund's category may change over time. Therefore, it is important that you read the fund's prospectus carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

Each fund's investment objective is stated in its prospectus. The objective typically falls within the following broad categories:

CAPITAL PRESERVATION--taxable and tax-free money market funds for relative stability of principal and liquidity.

INCOME-- taxable and tax-free bond funds that can provide current income. They generally offer lower volatility levels than stock funds.

GROWTH & INCOME--funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

GROWTH--funds with a focus on capital appreciation and long-term growth, generally providing high return potential with correspondingly high price-fluctuation risk.

                                                                    (continued)

------
    42

Glossary

RISK

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

CONSERVATIVE--these funds generally provide lower return potential with either low or minimal price- fluctuation risk.

MODERATE--these funds generally  provide moderate return potential  with moderate price-fluctuation risk.

AGGRESSIVE--these funds generally provide high return potential with correspondingly high price-fluctuation risk.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES--breaks down the fund's assets (such as securities, cash, and other receivables) and liabilities (money owed for securities purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's net assets. The net assets divided by shares outstanding is the share price, or net asset value per share. For funds offering multiple classes, this applies for each class of shares. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

STATEMENT OF OPERATIONS--shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money  the fund made or lost as a result of dividend and/or interest income, fees and expenses, and investment gains  or losses.

STATEMENT OF CHANGES IN NET ASSETS--shows how the fund's net assets changed over the past two reporting periods. It details how much a fund increased or decreased as a result of operations (as detailed on the Statement of Operations), income and capital gain distributions, and shareholder investments and redemptions.

FINANCIAL HIGHLIGHTS--itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the fund or share class is not five years old). It also includes several key statistics for each reporting period, including total return, income ratio (net investment income as a  percentage of average net assets), expense ratio (operating expenses as  a percentage of average net assets),  and portfolio turnover (a gauge of the fund's trading activity).

                                                                         ------
                                                                         43

Notes

------
    44

Notes

                                                                         ------
                                                                         45

Notes

------
    46

[inside back cover -- blank]

[back cover]

CONTACT US

WWW.AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTOR RELATIONS:
1-800-345-2021 or 816-531-5575

BUSINESS, NOT-FOR-PROFIT,
EMPLOYER-SPONSORED RETIREMENT PLANS:
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

AMERICAN CENTURY MUTUAL FUNDS, INC.

INVESTMENT MANAGER:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

--------------------------------------------------------------------------------

American Century Investments                                     PRSRT STD
P.O. Box 419200                                              U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
                                                                 COMPANIES

0301                              American Century Investment Services, Inc.
SH-AAN-32702S                     (c)2003 American Century Services Corporation